UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
FORT LAUDERDALE DIVISION
www.flsb.uscourts.gov

SMF ENERGY CORPORATION		Case No. 12-19084-BKC-RBR
H&W PETROLEUM COMPANY, INC.		Case No. 12-19085-BKC-RBR
SMF SERVICES, INC.		Case No. 12-19086-BKC-RBR
STREICHER REALTY, INC.,		Case No. 12-19087-BKC-RBR

(Jointly Administered Under
Debtors.		Case No. 12-19084-BKC-RBR)
/

DEBTORS’ FIRST AMENDED JOINT DISCLOSURE STATEMENT IN CONNECTION WITH

DEBTORS’ JOINT PLAN OF LIQUIDATION

Dated: October 16, 2012

GENOVESE JOBLOVE & BATTISTA, P.A.
Paul J. Battista, Esq.
Mariaelena Gayo-Guitian, Esq.
Heather L. Harmon, Esq.
Miami Tower
100 SE 2nd Street, 44th Floor
Miami, FL 33131
Tel: (305) 349-2300
Fax: (305) 349-2310

Counsel for the Debtors and Debtors-in-
Possession

IMPORTANT:

THIS DISCLOSURE STATEMENT CONTAINS INFORMATION THAT MAY BEAR UPON YOUR DECISION TO ACCEPT OR REJECT THE PROPOSED JOINT PLAN OF LIQUIDATION. ACCORDINGLY, PLEASE READ THIS DOCUMENT WITH CARE.

EXHIBIT A -	Plan of Liquidation
EXHIBIT B -	List of Transfers Within 90 Days of the Petition Date
EXHIBIT C -	List of Transfers to Insiders Within 1 Year of the Petition Date
EXHIBIT D -	Liquidation Analysis

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I. INTRODUCTION

A.          Generally.

SMF Energy Corporation, H&W Petroleum Company, Inc., SMF Services, Inc. and Streicher Realty, Inc., as jointly administered debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors” or the “Company”) have proposed their Amended Joint Plan of Liquidation (the “Plan”) under Chapter 11 of the United States Bankruptcy Code. A copy of the Plan is attached hereto as Exhibit A. Creditors have the opportunity to vote to accept or reject the Plan. The Plan is summarized in this First Amended Disclosure Statement (“Disclosure Statement”). Notwithstanding such summary, Holders of Claims and Interests are urged to refer to the Plan for a full and complete statement of its specific terms, including the treatment proposed to the various Classes of Claims and Interests. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

This Disclosure Statement is being distributed by the Debtors to those Holders of Claims and Interests who are entitled to consider and vote on the Plan as set forth herein. After notice and a hearing, the Bankruptcy Court approved this Disclosure Statement as containing such information as would enable a hypothetical, reasonable investor typical of the Holders of Claims and Interests being solicited herein to make an adequately informed judgment in exercising such Holder’s right to vote either to accept or to reject the Plan. The Bankruptcy Court's approval of this or any other Disclosure Statement does not constitute a determination by the Bankruptcy Court as to the merits of the Plan or whether any Holder of a Claim or an Interest should vote to accept or reject the Plan. Each Holder of a Claim or an Interest should consult with a lawyer and/or other professional advisors in order to obtain specific advice on how the Plan will affect their respective rights.

A separate Ballot for use by Holders of Claims for indicating acceptance or rejection of the Plan is enclosed with this Disclosure Statement.

THE DEBTORS BELIEVE THAT THE AMENDED JOINT PLAN OF LIQUIDATION PROPOSED HEREIN IS IN THE BEST INTERESTS OF ALL CREDITORS. AS SUCH, THE DEBTORS STRONGLY URGE ALL CREDITORS TO VOTE IN FAVOR OF THE PLAN BY NO LATER THAN 4:30 P.M., EASTERN TIME, ON DECEMBER 7, 2012, WHICH IS THE VOTING DEADLINE SET BY THE BANKRUPTCY COURT.

B.          Purpose and Disclaimers.

The purpose of this Disclosure Statement is to set forth information (i) regarding the history of the Debtors, their businesses and the events that have occurred in these Chapter 11 Cases, (ii) concerning the Plan and any alternatives to the Plan, including the manner in which the Plan will be implemented, (iii) advising the Holders of Claims and Interests of the treatment of their respective Claims and Interests proposed under the Plan, (iv) advising the Holders of Claims and Interests of their respective rights under the Plan, and (v) assisting the Holders of Claims in making informed judgments regarding whether to accept or reject the Plan. The information in this Disclosure Statement may bear on your decision to vote to accept or reject the Plan. As such, you are urged to read the Disclosure Statement and the Plan carefully and to consult your lawyer and other professional advisors in connection therewith. The contents of the Disclosure Statement should not be construed as legal, business or tax advice from the Debtors or any of their professionals.

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The information contained in this Disclosure Statement (including the Exhibits hereto) concerning the financial condition of the Debtors is based upon financial and other information as of the date hereof. The information in this Disclosure Statement has been obtained from the Debtors, their books and records and pleadings and other filings with the Bankruptcy Court, including without limitation, proofs of claims filed by creditors and the monthly financial reports filed by the Debtors during these Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors are not aware of any material misstatements or omissions in this Disclosure Statement. Any representations made to secure the acceptance or rejection of the Plan which are other than as contained in this Disclosure Statement have not been approved by the Bankruptcy Court. No representations concerning the financial condition of the Debtors or any aspect of the Plan are authorized by the Debtors except as set forth in this Disclosure Statement. If and to the extent that any such representations have been made to any creditor or party in interest, then such representations should be reported to counsel to the Debtors or to the Office of the United States Trustee. Any such representations or inducements made to secure your acceptance or rejection of the Plan which are other than as set forth herein should not be relied upon by you in deciding whether to accept or reject the Plan.

THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE AS OF THE DATE OF THIS DOCUMENT UNLESS ANOTHER DATE IS SPECIFIED HEREIN AND THE DELIVERY OF THIS DOCUMENT DOES NOT IMPLY THAT THERE HAVE BEEN NO CHANGES IN THE INFORMATION SET FORTH HEREIN SINCE SUCH DATE.

THIS DISCLOSURE STATEMENT IS NOT INTENDED TO REPLACE A CAREFUL AND DETAILED REVIEW OF THE PLAN BY EACH HOLDER OF A CLAIM OR INTEREST. THIS DISCLOSURE STATEMENT IS INTENDED TO AID AND SUPPLEMENT SUCH REVIEW. THIS DISCLOSURE STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN. THE PLAN IS THE OPERATIVE CONTROLLING LEGAL DOCUMENT. AS SUCH, IF THERE IS ANY INCONSISTENCY BETWEEN THE TERMS AND PROVISIONS OF THIS DISCLOSURE STATEMENT AND THE PLAN, THEN THE TERMS AND PROVISIONS OF THE PLAN SHALL CONTROL.

_______________________

ALTHOUGH THE ATTORNEYS, ADVISORS AND OTHER PROFESSIONALS EMPLOYED BY THE DEBTORS HAVE ASSISTED IN PREPARING THE DISCLOSURE STATEMENT BASED UPON FACTUAL INFORMATION AND ASSUMPTIONS RESPECTING FINANCIAL, BUSINESS, AND ACCOUNTING DATA FOUND IN THE BOOKS AND RECORDS OF THE DEBTORS, THEY HAVE NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND MAKE NO REPRESENTATIONS AS TO THE ACCURACY THEREOF. THE ATTORNEYS, ADVISORS AND OTHER PROFESSIONALS EMPLOYED BY THE DEBTORS SHALL HAVE NO LIABILITY FOR THE INFORMATION IN THE DISCLOSURE STATEMENT.

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II. CONFIRMATION HEARING

The Bankruptcy Court has ordered that Holders of Claims against the Debtors entitled to vote on the Plan file Ballots for the acceptance or rejection of the Plan directly with the Clerk of the Bankruptcy Court on or before 4:30 p.m., Eastern Standard Time, December 7, 2012. Any Ballot not filed by such date will not be counted in connection with confirmation of the Plan unless the Bankruptcy Court orders otherwise. A Ballot is enclosed herewith for Classes 2, 3 and 5 which Classes are the only Classes of Claims or Interests entitled to vote on the Plan. Classes 1 and 4 are unimpaired and therefore are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code. Class 6 is not expected to receive or retain any Distributions under the Plan and therefore such Class is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

The Bankruptcy Court has scheduled the Confirmation Hearing for the Plan on - December 14, 2012 at 9:30 a.m. at the United States Bankruptcy Court, 299 East Broward Boulevard, Ft. Lauderdale, Florida, 33301, Courtroom 308, and has directed that notice of the Confirmation Hearing be given to all Holders of Claims against the Debtors as well as parties in interest. At the Confirmation Hearing, it is expected that the Bankruptcy Court will enter an order confirming the Plan (the "Confirmation Order") if the requirements of Section 1129(a) of the Bankruptcy Code have been met, including the receipt of sufficient acceptances of the Plan by the Holders of Claims against and Interests in the Debtors or, in the alternative, if the requirements of Section 1129(b) of the Bankruptcy Code have been satisfied.

In addition, Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of the Plan. Any objection to confirmation must be made in writing and filed with the Bankruptcy Court with proof of service and served upon the following persons on or before December 7, 2012:

Paul J. Battista, Esq.	Robert P. Charbonneau, Esq.
Genovese Joblove & Battista, P.A.	501 Brickell Key Dr #301
Miami Tower	Miami, FL 33131
100 S.E. 2nd Street, 44th Floor	(305) 722-2002
Miami, Florida 33131	Fax : (305) 722-2001
E-mail: pbattista@gjb-law.com	Email: rpc@ecccounsel.com
Damaris D Rosich-Schwartz
Office of the US Trustee
51 SW 1 Ave #1204
Miami, FL 33130
(305) 536-6665
Fax : (305) 536-7360
Email: Damaris.D.Rosich-
Schwartz@usdoj.gov

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Unless an objection to confirmation is timely filed and served, it may not be considered by the Bankruptcy Court.

III. THE DEBTORS

A.	The Chapter 11 Cases.

1.          Commencement of the Chapter 11 Cases and the Debtors’ Business.

On April 15, 2012 (the “Petition Date”), the Debtors each filed a voluntary petition in this Court for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The cases are being jointly administered under SMF Energy Corporation, Case No. 12-10984-BKC-RBR. Since the Petition Date, the Debtors have operated as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

SMF Energy Corporation is a publicly traded company, which in turn owns the other Debtor entities herein. SMF is a Delaware corporation that prepetition was listed on the NASDAQ Stock exchange under the symbol “FUEL.” SMF is the successor by merger to Streicher Mobile Fueling, Inc., a Florida corporation formed in 1996, and its subsidiaries. During these Chapter 11 proceedings, the Debtor’s stock was de-listed by NASDAQ.

SMF’s corporate headquarters were located in 20,400 square feet of lease office space at 200 W. Cypress Creek Road, Suite 400, Ft. Lauderdale, FL 33309. In addition, the Debtors owned truck yards and office space in Tampa, Florida and Lufkin Texas. The Debtors also leased truck yards and office space for 18 locations in California, Florida, Mississippi, North Carolina, South Carolina, Tennessee, and Texas, under primarily 1 to 5 years leases which included lease renewal options. The Debtor also leased truck yards and office space at eight locations in Florida, Georgia, Louisiana, Nevada, Tennessee and Texas on a month to month basis.

2.          Description of Debtors’ Business.

The Debtors provided a broad range of services, including but not limited to, petroleum product distribution, transportation logistics support, emergency response to commercial businesses and government providers in the trucking, shipping, utility, energy, chemical, telecommunication and mail industries. The Debtors’ fleet of custom, specialized tank wagons, tractor-trailer transports, box trucks and flatbed vehicles delivered diesel fuel and/or gasoline to customers’ locations on a regularly scheduled or as needed basis, for the refueling of vehicles and/or equipment, which includes the re-supplying of fixed-site and temporary bulk storage tanks and emergency power generation systems. Additionally, the Debtors distributed a wide variety of specialized petroleum products, lubricants and chemicals to refineries, manufacturers and other industrial customers.

Additionally, the Debtors’ provided heavy and ultra-heavy haul transportation services, over short and long distances, to customers requiring the movement of over-sized or over-weight equipment and manufactured products. With respect to the Debtors’ emergency response services, such services typically included providing fuel delivery in response to natural disasters and other widespread emergency conditions, including hurricanes, tropical storms, ice and snow storms, forest fires and earthquakes.

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As of the Petition Date, the Debtors operated approximately 200 specialized commercial vehicles from 34 operating locations serving 11 major metropolitan markets in Alabama, California, Florida, Georgia, Louisiana, Mississippi, Nevada, North Carolina, South Carolina, Tennessee, and Texas.

The Debtors also owned over 800 fuel and lubricant storage tanks with over 1.7 million gallons of capacity. These tanks included bulk storage tanks located at the Debtors’ facilities and portable tanks used for the temporary storage and dispensing of fuels and lubricants at customers’ job sites, which were delivered to a customer using the Debtors’ fleet of specialized flatbed trucks.

For the year ended June 30, 2011, the Debtors reported that approximately 24% of its total revenues were derived from fleet fueling services provided to two customers. The Debtors had several written contracts with customers for fuel and lubricant distribution services, however, the Debtors provided services to the majority of their customers without written contracts.

The Debtors billed customers for their petroleum and other products and services when sold and generally collected from their customers within 10 to 45 days after the products and services are sold. The Debtors purchased the fuel sold to customers from several suppliers at daily market prices, and purchased the majority of their lubricants products pursuant to a long-term supply agreement with Chevron, which also offered marketing assistance and financing to the Debtors’ customers. Lubricants were distributed and sold in bulk, prepackaged or repackaged by the Debtors to meet customer needs. The lubricant products were priced on a cost of sales and service-plus basis. Additionally, the Debtors purchased chemicals from several key suppliers.

The Debtors’ operations were affected by numerous federal, state and local laws, regulations and ordinances, including those relating to the protection of the environment and worker safety.

3.          Historical Financial Performance.

The Debtors’ reported revenues of $236.4 million in fiscal 2011 as compared to $192.8 million in fiscal 2010. The sales price variance from petroleum products and services during fiscal 2011 provided for $40.0 million of the increase in revenues. The Debtors reported gross profit of $16.7 million in fiscal 2011 as compared to $15.2 million in fiscal 2010. As of December 31, 2011, the Debtors reported approximately $37.003 million in assets, and approximately $25.166 million in liabilities.

4.          Events Leading Up to Chapter 11 Filing.

On March 16, 2012, the Debtors reported that they expected a substantial reduction in sales revenue and earnings for the quarter ended March 31, 2012, and future periods, and that they expected to report a loss for the quarters ending March 31, 2012, and June 30, 2012, on account of necessary changes that had been made to their pricing structure. On March 22, 2012, the Debtors announced that they had appointed Soneet R. Kapila as their chief restructuring officer (the “CRO”) to, among other things, direct the Debtors’ efforts to increase revenues and reduce expenses required by the decision to change the Debtors’ pricing structure.

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As of the Petition Date, the Debtors’ vigorous efforts to reduce operating losses by increasing revenues and decreasing expenses had been unsuccessful. Competitive pressures prevented the Debtors from increasing prices and, despite layoffs and other cost cutting measures, expenses could not be reduced in an amount sufficient to offset the decreased revenue since the change in pricing structure reported in March 2012. The Debtors’ continuing losses led to a significant deterioration of their financial condition and eventually to the declaration by the Lender (as defined below) of the Events of Default (as defined below) under that certain Loan Agreement (as defined below) between the Debtors and the Lender, which Events of Default are described in more detail below.

Prior to the appointment of Mr. Kapila as the CRO, the Board of Directors of the Debtors appointed a Special Committee of the Board to review and examine the Debtors’ discontinued pricing structure. As of the Petition Date, the Special Committee had already determined, however, that the Debtors’ prior pricing structure included a practice of imposing surcharges on certain of its mobile fueling customers, including a federal government agency, that were in not consistent with the terms of the fixed price contracts between the Debtors and those customers. When the Board of Directors changed the Debtors’ pricing structure by ordering the surcharges discontinued in March of 2012, the resulting reduction in revenue caused the Debtors to incur substantial losses, caused their financial condition to deteriorate and eventually led to the Lender’s declaration of the Events of Default (defined below) under the Loan Agreement (defined below). During this same period of time, at the recommendation of the Special Committee, the Board of Directors caused the officers of the Debtors, through the CRO, to report the above referenced contract issues to the Unites States government. As a result of that self-reporting, the Debtors came to believe that their pricing practices were already being investigated by the United States government.

The Debtors have also determined that, if and to the extent that the discontinued surcharges constituted breaches of the fixed price contracts with such governmental agency, as well as other customers, for which money damages could be recovered by those customers, those surcharges should not have been recognized as revenue by the Debtors. Accordingly, because the amounts of such surcharges were material to the reported revenues and earnings of the Debtors for several years, it is likely that the Debtors’ prior financial statements were incorrect as they included such revenue. While the magnitude thereof cannot be estimated at this time, the Debtors believe that their financial statements, if restated, would ultimately reflect materially lower revenue and substantial losses for those periods.

By letter dated April 13, 2012 (the “Default Letter”), the Lender notified the Debtors that it was claiming various events of default (the “Events of Default”) under that certain Loan Agreement between the Lender and the Debtors (as defined below), which Events of Default included but were not limited to (i) the existence of a governmental investigation that could materially and adversely affect the ability of the Debtors to repay the amounts borrowed under the Loan Agreement (the “Loans”), and (ii) the occurrence of material adverse changes in the business, assets and prospects of the Debtors. The Lender also purported to revoke the authority of the Debtors to access their own collections of accounts receivable and demanded that all such collections be paid only to the Lender to pay down the Loans. The Lender also declared its intention not to make any further revolving Loans to the Debtors under the Loan Agreement. Without considering any penalties or additional charges resulting from the Lender’s declaration of the Events of Default, the balance owed to the Lender at such time under the Loan Agreement was approximately $11.2 million, consisting of approximately $8 million in revolving loans, a $2.2 million unpaid balance of a Term Loan, and a $1.0 million mortgage loan.

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The Debtors commenced these Chapter 11 cases (the “Chapter 11 Cases”) to protect the best interests of the Debtors, their employees, customers, creditors and shareholders. These Chapter 11 Cases allowed the Debtors to facilitate the sale and/or liquidation of substantially all of their assets subject to Court approval and higher and better offers, and to provide for an orderly liquidation of the Debtors, including the investigation and prosecution of the Litigation Claims.

5.          Current and Former Members of the Board of Directors and Officers of the Debtors.

As of the Petition Date, the Debtors’ Board of Directors was comprised of:

Board of Directors

C. Rodney O’Connor, Chairman

Mr. O’Connor has served as a Director of the Company since July 1999. Mr. O’Connor remains on the Board of Directors.

Wendell R. Beard, Director Emeritus

Mr. Beard (Wendell R.) retired from the Board on February 7, 2012 and was thereafter named Director Emeritus for his service. He served as a Director since July 2001. Mr. Beard passed away shortly after the Petition Date.

Steven R. Goldberg, Director

Mr. Goldberg had been the Chief Executive Officer and President of the Company since November 2011. Until his appointment as Chief Executive Officer and President in November 2011, Mr. Goldberg served as Chairman of the Audit Committee. On March 16, 2012, Mr. Goldberg resigned his position as the President and Chief Executive Officer, but remained a member of the Board of Directors.

Nat Moore, Director

Mr. Moore has served as a Director since May 2006. Mr. Moore remains on the Board of Directors.

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Larry S. Mulkey, Director

Mr. Mulkey has served as a Director since November 2002 and as Chairman of the Board since November 2011. On March 22, 2012, Mr. Mulkey stepped down from the Board Chairman position. Mr. Mulkey remains on the Board of Directors.

Robert S. Picow, Director

Mr. Picow has served as a Director since March 2001. Mr. Picow remains on the Board of Directors.

Peter H. Woodward, Director

Mr. Woodward has served as a Director since May 2011. On March 16, 2012, Mr. Woodward was appointed Chairman of the Audit Committee of the Board of Directors. Mr. Woodward remains on the Board of Directors.

As of the Petition Date, the Officers of the Company consisted of the following:

Soneet R. Kapila, Chief Restructuring Officer

Mr. Kapila of Kapila & Company, Ft. Lauderdale, Florida, was appointed Chief Restructuring Officer by the Board of Directors with interim authority to act as the Chief Executive Officer from and after March 22, 2012. In his capacity as CRO, Mr. Kapila directed the evaluation and implementation of strategies to increase revenues and reduce expenses. Mr. Kapila is Certified Public Accountant licensed in Florida and is the founding partner of Kapila & Company, Certified Public Accountants. Mr. Kapila is the proposed Liquidating Trustee under the Debtors’ Plan.

Robert W. Beard, President & Chief Operating Officer

Mr. Beard was appointed President and Chief Operating Officer on March 22, 2012. He had been Senior Vice President of Operations since September 3, 2010, responsible for all fleet and facility operations, as well as marketing and sales operations. He had previously served as Senior Vice President, Marketing and Sales and as Investor Relations Officer since December 2006. From July 2005 to December 2006, he was Vice President, Corporate Development, and Investor Relations Officer responsible for product line strategy and development, and for vendor, investor and public relations. He is the son of Wendell R. Beard, former Director Emeritus of the Board of Directors. Mr. Beard’s employment was terminated effective June 8, 2012.

Michael S. Shore, Chief Financial Officer, Senior Vice President and Treasurer

Mr. Shore had been Chief Financial Officer, Senior Vice President and Treasurer since February 2002. He also was the Corporate Secretary from February 2002 to September 2005. Mr. Shore’s employment was terminated shortly after the Petition Date and the Debtors have since rejected his employment agreement effective April 23, 2012.

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Timothy E. Shaw, Senior Vice President, Information Services & Administration and Chief Information Officer

Mr. Shaw had been Senior Vice President, Information Services & Administration and its Chief Information Officer since December 2006, responsible for all information systems management and corporate administration. From April 2006 to December 2006, he was Vice President, Information Systems Services and Chief Information Officer. Mr. Shaw’s employment was terminated effective July 15, 2012. Mr. Shaw’s remains the Debtors’ corporate Secretary.

Gary G. Williams, Senior Vice President, Supply

Mr. Williams had been Senior Vice President, Supply since September 3, 2010, responsible for product procurement and for inventory and price management. He had previously served as Senior Vice President, Commercial Operations, since February 2001. From December 2006 until September 2010 he was responsible for marketing and sales and product procurement. Mr. Williams’ employment was terminated effective June 15, 2012.

Patricia Messenbaugh, Vice President of Finance & Accounting, Chief Accounting Officer and Principal Accounting Officer

Ms. Messenbaugh had been the Chief Accounting Officer and Principal Accounting Officer since October 2007, and Vice President of Finance & Accounting since April 2007. Ms. Messenbaugh’s employment was terminated effective July 15, 2012.

Richard E. Gathright, Former President and Chairman of the Board

In addition to the foregoing, on October 26, 2000, prior to the Petition Date, the Debtors entered into an employment agreement with Richard E. Gathright (“Gathright”), under which Gathright was hired as the Chief Executive Officer (“CEO”) and President of the Debtors (the “Gathright Agreement”). During Gathright’s employment with the Debtors, he also served as Chairman of the Board. On or about November 18, 2011, Gathright announced his retirement as CEO and President effective December 31, 2011 (the “Retirement Date”). On November 16, 2011, SMF and Gathright entered into the Retirement Agreement, under which Gathright was granted certain retirement and severance compensation and benefits, including but not limited to, the following:

a. Payment of unused paid vacation and sick leave from November 18, 2011 (the “Transition Date”) to December 31, 2011 (the “Retirement Date”) (collectively the, “Vacation Period”);

b. Retirement compensation and benefits for a period of twelve (12) months beginning on January 1, 2012, equal to Gathright’s annual salary and benefits, payable on SMF’s regular payroll dates, namely: (i) his then current salary of $384,190.00 (the “Retirement Pay”), (ii) an auto allowance of $1,000.00 per month, (iii) a membership in the Hillsboro Club in Hillsboro Beach, Florida, (iv) employer contribution to health insurance premiums made for other employees, and (v) the other benefits described in Section 3.2 of the Employment Agreement, subject to the limitations on eligibility for non-employees referenced in Section 3.2 of the Employment Agreement (collectively, the “Benefits”). The Retirement Pay and Benefits shall hereinafter be referred to collectively as the “Retirement Compensation”;

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c. Severance compensation for the period beginning January 1, 2013, and ending on June 30, 2013 (the “Severance Period”), equal to the present value of Gathright’s six (6) month salary of $192,095.00 (the “Severance Pay”), payable on or before January 15, 2012 (or ratably over the Severance Period, if applicable);

d. The dollar value of the Benefits for the Severance Period, to be payable by SMF in a lump sum at the same time and in the same manner as the Severance Pay (the “Severance Benefits”). The Severance Pay and Severance Benefits shall hereinafter be referred to collectively as the “Severance Compensation”;

e. Options to purchase 22,224 shares of SMF’s common stock, pursuant to SMF’s 2000 Employee Stock Option Plan, fully exercisable until June 30, 2013 (the “Stock Options”);

f. Vesting of Gathright’s unvested award of 62,000 shares of restricted stock of SMF, par value $0.01 per share (the “Restricted Stock”), granted pursuant to SMF’s 2009 Equity Incentive Plan, in two equal installments of 31,000 shares each, on July 31, 2012 and January 31, 2013; and

g. Certain personal items and COBRA benefits, available upon Gathright’s election (the “Additional Benefits”).

The Retirement Compensation, Severance Compensation, Stock Options, Restricted Stock and Additional Benefits shall hereinafter be referred to collectively as the “Retirement and Severance Package”.

On April 24, 2012, the Debtors filed their Expedited Motion By Debtors For Entry Of Order Rejecting Retirement Agreement Between SMF Energy Corporation And Richard E. Gathright Nunc Pro Tunc To The Petition Date (the “Gathright Motion”) seeking to reject the Retirement Agreement on the basis that the Retirement Agreement has no beneficial value to the estate during the process of liquidating substantially all of its assets. On June 1, 2012, the Bankruptcy Court entered an Order granting the Gathright Motion. The Debtors did not pay any money or provide any benefits to Mr. Gathright after the Petition Date. Certain of the transactions or transfers to Mr. Gathright under the Retirement Agreement, or his prior Employment Agreement, may constitute preferential or fraudulent transfers to Mr. Gathright under the Bankruptcy Code. The Debtors are investigating the existence of such claims.

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B.          Debtors’ Pre-Petition Capital Structure.

SMF Energy Corporation, SMF Services, Inc. (“SMF Services”), and H&W Petroleum Company Inc. (“H&W”), (collectively the “Borrowers”) and Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (the “Lender” or “Wells Fargo”) are parties to that certain Loan and Security Agreement dated September 26, 2002 (as at any time amended, restated, supplemented or otherwise modified, the “Existing Loan Agreement”), pursuant to which Lender made certain loans and other financial accommodations (the "Loans") to Borrowers, and Borrowers granted to Lender a security interest in and lien upon all of the "Collateral" (as defined therein, the "Existing Collateral") as security for all of the "Obligations" (as defined therein, the "Existing Obligations"). Pursuant to the Existing Loan Agreement, Lender and Borrowers entered into various "Financing Agreements" (as defined in the Existing Loan Agreement) (collectively, including the Existing Loan Agreement, the "Existing Financing Agreements"). The Existing Loans are guaranteed by Streicher Realty, Inc. (“Guarantor”).

Prior to the Petition Date, the Debtors had a $25 million loan facility, comprised of a three-year $20 million asset-based lending revolving line of credit, coupled with a $5 million, 60 month, fully amortized term loan that is co-terminus with the asset based lending revolving line of credit on a first to occur basis. The $20 million line of credit matured on July 1, 2012. The line of credit permitted the Debtors to borrow up to 85% of the total amount of eligible accounts receivable and 65% of eligible inventory. Outstanding stand-by letters of credit reduced the maximum amount available for borrowing. The Lender has asserted that the outstanding amounts of the Loan under the Loan Agreement are secured by substantially all of the Debtors’ assets.

On September 27, 2011, the Debtors renewed the credit facility with Lender for a renewal period of five (5) years, or until September 27, 2016, and amended the Existing Loan Agreement pursuant to the certain Amended and Restated Loan and Security Agreement (the “Loan Agreement”). The amendment increased the maximum borrowing under the revolving line of credit portion of the Loan Agreement from $20 million to $25 million, added a $2.8 million, 60 month, fully amortized term loan, authorized a real estate loan of up to $1.3 million for the Lufkin facility, and reduced the applicable interest rates from an existing range of 4.0% to 4.75% per annum to a new range of 2.50% to 2.75% per annum.

In addition to the Lender, the Debtors have various other secured creditors pursuant to certain UCCs filed in Florida, Delaware or Texas. These creditors include: (i) Dell Financial Services, L.P. and Dell Financial Services, LLC (collectively, “Dell”) with respect to certain computer equipment under related leases therewith between Dell and SMF Energy, or its predecessor Streicher Mobile Fueling, Inc.; and (ii) Toyota Motor Credit Corporation with respect to certain Toyota forklift trucks and other vehicles and accessories thereto utilized by H&W.

C.	Events During the Chapter 11 Cases.

1.          First Day Motions and Orders.

On the Petition Date, the Debtors filed a number of applications and motions seeking entry of orders (the "First Day Orders") which were necessary to enable them to operate in Chapter 11 with a minimum of disruption and loss of productivity. Each of the First Day Orders was a critical element in stabilizing and facilitating the Debtors’ operations during these Chapter 11 cases. With one exception, each of the First Day Orders was entered, and ultimately granted on a final basis, by the Court within the first weeks of the Chapter 11 Cases. A list of the First Day Motions is set forth below.

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i.	Ex-Parte Motion By Chapter 11 Debtors For Joint Administration Of Cases

ii.	Debtors’ Emergency Application For Approval, On An Interim And Final Basis,Of Employment Of Paul J. Battista And The Law Firm Of Genovese Joblove & Battista, P.A., As General Bankruptcy Counsel For The Debtors-In-Possession Nunc Pro Tunc To The Petition Date

iii.	Debtors’ Emergency Motion for Approval of Engagement Letter with Kapila & Company and Soneet R. Kapila to Provide Chief Restructuring Officer and Restructuring Services to the Debtors Nunc Pro Tunc to the Petition Date and Request for Interim Relief

iv.	Debtors’ Emergency Motion For Approval Of (I) Form And Manner Of Notice Of Commencement Of Case And (II) Form For Filing Proofs Of Claim

v.	Debtors’ Emergency Motion For (1) Authority To Continue Use Of Existing Business Forms And Records; (2) Authority To Maintain Existing Corporate Bank Accounts And Cash Management System; And (3) Extension Of Time To Comply With 11 U.S.C. § 345 Investment Guidelines

vi.	Debtors’ Emergency Motion For Interim And Final Orders Determining Adequate Assurance Of Payment For Future Utility Services

vii.	Debtors’ Emergency Motion For Order (A) Authorizing The Debtors (1) To Use Cash Collateral, On An Interim Basis, Pursuant To 11 U.S.C.§ 363, And (2) To Provide Adequate Protection In Connection Therewith Pursuant To, 11 U.S.C.§ 361, And (B) Setting A Final Hearing Pursuant To Bankruptcy Rule 4001

viii.	Debtors’ Emergency Motion For Authorization To (I) Continue To Administer All Insurance Policies And Related Agreements; (II) Continue Certain Related Premium Financing Agreements; And (Iii) Honor Certain Obligations In Respect Thereof

ix.	Debtors’ Emergency Motion For The Entry Of An Order (I) Authorizing The Payment Of Pre-Petition Wages, Salaries, Commissions And Employee Benefits (Ii) Authorizing The Debtors To Continue The Maintenance Of Employee Practices And Benefit Plans And Programs In The Ordinary Course And (Iii) Directing All Banks To Honor Pre-Petition Checks For Payment Of Pre-Petition Employee Obligations

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x.	Debtors’ Emergency Motion For Entry Of An Order (A) Establishing Notification And Hearing Procedures For Transfers Of, Or Claims Of Worthlessness With Respect To, Certain Common Stock And (B) Granting Related Relief

xi.	Debtors Motion For An Administrative Order Pursuant To 11 U.S.C. §§105(A) And 331 Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals

xii.	Debtors’ Motion For An Order Pursuant To 11 U.S.C.§§105(A), 541, And 507(A)(8) Authorizing The Debtors To Pay Pre-Petition Taxes And Related Obligations

xiii.	Debtors Motion For An Order Pursuant To Bankruptcy Rule 1007(C) Granting An Extension Of Time To File Statement Of Financial Affairs And Schedules Of Assets And Liabilities

xiv.	Debtors’ Application For Approval Of Employment Of Trustee Services, Inc As Notice, Claims And Balloting Agent Of The Bankruptcy Court Nunc Pro Tunc To The Petition Date

The Debtors subsequently withdrew the Debtors’ Emergency Motion For Entry Of An Order (A) Establishing Notification And Hearing Procedures For Transfers Of, Or Claims Of Worthlessness With Respect To, Certain Common Stock And (B) Granting Related Relief (the “Stock Transfer Motion”).

While, as set forth in the Stock Transfer Motion, the Debtors believed that there may be $25.2 million in available net operating losses and other potential tax attributes available to the Debtors’ estates, it is impossible to attribute any actual cash benefit to the Debtors’ estates with respect to such tax attributes at this time. It is possible, and indeed likely, that the net operating losses and other potential tax attributes available to the Debtors’ estates have no cash value that will inure to the benefit of the Debtors’ estates.

In addition, upon further review of the Stock Transfer Motion and after considering commentary from the Bankruptcy Court, the Debtors, through the CRO, determined that it was in the best interest of the Debtors’ estates to withdraw the Stock Transfer Motion. The noticing costs and administrative manpower to implement the intricate noticing procedures proposed therein would more likely outweigh the potential minimal cash value of the net operating losses and other potential tax attributes, particularly because the transfer scenarios outlined in the Stock Transfer Motion were remote based on the current ownership structure of the Debtors’ common stock.

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2.          Appointment of Unsecured Creditors’ Committee.

On April 27, 2012, the Office of the United States Trustee formed the Joint Committee of Creditors Holding Unsecured Claims (the “Unsecured Creditors’ Committee”) consisting of Chevron Products Company, a Division of Chevron U.S.A., Inc., PDS Enterprises, LLC d/b/a Sullivan's Advanced Fleet Service and the Dupont Pension Trust. On May 24, 2012, the Bankruptcy Court approved the retention of Ehrenstein Charbonneau Calderin as counsel to the Unsecured Creditors’ Committee.

3.          Sale of the Debtors’ Assets.

On April 27, 2012, the Debtors filed the Motion For Entry Of Orders Pursuant To Section 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004 And 6006: (A) Approving The Sale Of Assets To Sun Coast Resources, Inc., Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated April 27, 2012, Or A Higher And Better Bidder; (B) Authorizing The Debtors To Consummate The Sale Of Such Assets Free And Clear Of All Liens, Claims, And Encumbrances, With All Such Liens, Claims, And Encumbrances To Attach To The Proceeds Thereof; (C) Establishing Bidding Procedures For The Sale Of Such Assets; (D) Authorizing The Debtors To Provide Certain Stalking Horse Bid Protections; (E) Scheduling A Hearing To Consider The Approval Of And Approving The Sale Of The Assets; (F) Approving The Form And Manner Of Notice In Connection Therewith; (G) Authorizing The Assumption And Assignment Of Certain Executory Contracts And Unexpired Leases; And (H) Granting Related Relief [D.E. #66] (the “Sale Motion”). Pursuant to the Sale Motion, the Debtors sought to sell: (i) those certain assets (the “Texas Assets”) associated with the business of the Debtors in their various operating locations in the State of Texas and used in such operations as a going concern, as such Texas Assets are more fully described in the Sale Motion and its attachments, and (ii) those certain vehicles not used directly in the operation of the Debtors’ business in the State of Texas (the “Vehicles Outside Texas”), as such Vehicles Outside Texas are more fully described in the Sale Motion and its attachments.

On May 2, 2012, the Court entered an Order Granting Certain Relief Requested in the Bidding Procedures Order Motion For Entry Of Orders Pursuant To Section 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004 And 6006: (A) Approving The Sale Of Assets To Sun Coast Resources, Inc., Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated April 27, 2012, Or A Higher And Better Bidder; (B) Authorizing The Debtors To Consummate The Sale Of Such Assets Free And Clear Of All Liens, Claims, And Encumbrances, With All Such Liens, Claims, And Encumbrances To Attach To The Proceeds Thereof; (C) Establishing Bidding Procedures For The Sale Of Such Assets; (D) Authorizing The Debtors To Provide Certain Stalking Horse Bid Protections; (E) Scheduling A Hearing To Consider The Approval Of And Approving The Sale Of The Assets; (F) Approving The Form And Manner Of Notice In Connection Therewith; (G) Authorizing The Assumption And Assignment Of Certain Executory Contracts And Unexpired Leases; And (H) Granting Related Relief [D.E. #83] approving certain bid procedures and stalking horse bid protections and scheduling an Auction (the “Bid Procedures Order”).

On the bid deadline of May 24, 2012, the Debtors received the following: (i) no competing bids for the Texas Assets; and (ii) six (6) competing bids for various groupings of the Vehicles Outside Texas from: Sun Coast Resources, Inc. (the “Stalking Horse”), Reladyne LLC, On-Site Fuel Service, Inc., Lynch Oil Company, Supreme Petroleum, Inc./Stanley R. Streicher and Lease D.O.T. Services, Inc. (collectively, the “Bidders”). Each of the Bidders was deemed a Qualified Bidder, as defined in the Bid Procedures Order.

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On May 25, 2012, the Debtors conducted an Auction with respect to the Vehicles Outside Texas and separated the Vehicles Outside Texas into six (6) lots pursuant to the procedures set forth in the Bid Procedures Order. The results of the Auction were as follows:

•	Vehicles Outside Texas – Lot 1: Stalking Horse bid of $877,500, Winning Bid of $1,180,000.00 by Sun Coast Resources, Inc.

•	Vehicles Outside Texas – Lot 2: Stalking Horse bid of $777,000, Winning Bid of $1,811,250.00 by On-Site Fuel Service, Inc.

•	Vehicles Outside Texas – Lot 3: Stalking Horse bid of $233,750.00, Winning Bid of $390,000.00 by Sun Coast Resources, Inc.

•	Vehicles Outside Texas – Lot 4: Stalking Horse bid of $99,000.00, Winning Bid of $336,000.00 by Reladyne LLC.

•	Vehicles Outside Texas – Lot 5: Stalking Horse bid of $43,500.00, Winning Bid of $62,000.00 by Sun Coast Resources, Inc.

•	Vehicles Outside Texas – Lot 6: Stalking Horse bid of $1,250.00, Winning Bid of $3,900.00 by Leader D.O.T. Services, Inc.

•	Vehicles Outside Texas – (All Remaining Vehicles, not included in Lots 1 through 6): Stalking Horse bid of $2,968,000.00 by Sun Coast Resources, Inc. – no competing bids.

•	Texas Assets – Stalking Horse bid of $4,000,000.00 by Sun Coast Resources, Inc. – no competing bids.

In total, the Auction yielded a total gross value to the Debtors’ Estates of $10,751,150 and a gross incremental value above the Stalking Horse bids in the amount of $1,751,150.00.

In connection with the Sale Motion, the Debtors engaged Bayshore Partners, LLC to assist with the marketing of the assets contemplated under the Sale Motion. On May 1, 2012, the Debtors filed the Debtors’ Emergency Application (I) Pursuant To 11 U.S.C. §§327 And 328 And Fed. R. Bankr. P. 2014 And 2016 For An Order Authorizing The Retention And Employment Of Bayshore Partners, LLC As Investment Banker (II) Approving Proposed Fee Structure, And (III) Other Relief (the “Bayshore Motion”) [D.E. #76]. On May 4, 2012, the Court entered an Order granting the Bayshore Motion (the “Bayshore Order”). On May 9, 2012, the Office of the United States Trustee filed an Objection and Motion to Vacate the Bayshore Order. After subsequent hearing, on May 24, 2012, the Court entered a Final Order granting the Bayshore Motion (the “Final Bayshore Order”), which incorporated certain comments of the Office of the United States Trustee.

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Based on the Auction results, Bayshore earned a collective transaction fee of $376,131.00, in addition to its $50,000 Initial Fee, as defined in the Bayshore Motion. Pursuant to the Final Bayshore Order, Bayshore has been paid all of its fees and expenses and is not required to file formal fee applications.

On May 29, 2012, the Unsecured Creditors’ Committee, the Ad Hoc 503(b)(9) Committee and Wells Fargo each filed a limited objection to the Sale Motion.

On June 1, 2012, the Court entered an:

(i)	Order Granting Debtors' Motion For Order Pursuant To Sections 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004, And 6006: (A) Approving The Sale Of Assets To Sun Coast Resources, Inc, And Its Assignee Lehne Property Holdings V, LLC, Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated April 27, 2012, Or Higher And Better Bidder;; (B) Authorizing The Debtors To Consummate The Sale Of Such Assets Free And Clear Of All Liens, Claims, Encumbrances And Interests, With All Such Liens, Claims, Encumbrances And Interests To Attach To The Proceeds Thereof; (C) Approving Break-Up Fee And Costs Reimbursement and Payment Thereof; (D) Authorizing The Debtor To Disburse The Sale Proceeds To Wells Fargo Bank, N.A. Pursuant To The Terms Herein (E) Authorizing The Debtors To Pay Bayshore Partners, LLC The Transaction Fee And Reimbursement Of Costs From The Sale Proceeds; And (F) Authorizing Assumption And Assignment Of Certain Unexpired Leases And Executory Contracts [D.E. #209] (The “Sun Coast Sale Order”);

(ii)	Order Granting Debtors' Motion For Order Pursuant To Sections 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004, And 6006: (A) Approving The Sale Of Certain Vehicles Outside Texas To Leader D.O.T. Services, Inc. Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated May 22, 2012, As Modified At The Auction; (B) Authorizing The Debtors To Consummate The Sale Of Such Vehicles Free And Clear Of All Liens, Claims, Encumbrances And Interests, With All Such Liens, Claims, Encumbrances And Interests To Attach To The Proceeds Thereof; And (C) Granting Related Relief [D.E. #211] (The “Leader Sale Order”);

(iii)	Order Granting Debtors' Motion For Order Pursuant To Sections 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004, And 6006: (A) Approving The Sale Of Certain Vehicles Outside Texas To On-Site Fuel Service, Inc. Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated May 23, 2012, As Modified At The Auction; (B) Authorizing The Debtors To Consummate The Sale Of Such Vehicles Free And Clear Of All Liens, Claims, Encumbrances And Interests, With All Such Liens, Claims, Encumbrances And Interests To Attach To The Proceeds Thereof; And (C) Granting Related Relief [D.E. #214] (The “On-Site Sale Order”); and

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(iv)	Order Granting Debtors' Motion For Order Pursuant To Sections 105, 363 And 365 Of The Bankruptcy Code And Federal Rules Of Bankruptcy Procedure 2002, 6004, And 6006: (A) Approving The Sale Of Certain Vehicles Outside Texas To Reladyne, LLC Pursuant To The Terms Of That Certain Asset Purchase Agreement Dated May 24, 2012, As Modified At The Auction; (B) Authorizing The Debtors To Consummate The Sale Of Such Vehicles Free And Clear Of All Liens, Claims, Encumbrances And Interests, With All Such Liens, Claims, Encumbrances And Interests To Attach To The Proceeds Thereof; And (C) Granting Related Relief [D.E. #215] (the “Reladyne Sale Order”)

(the Sun Coast Sale Order, Leader Sale Order, On-Site Sale Order and Reledyne Sale Order, shall be collectively referred to as the “Sale Orders”).

The objections to the sale filed by Wells Fargo, the Unsecured Creditors’ Committee and the Ad Hoc 503(b)(9) Committee were resolved within each of the respective Sale Orders.

The Closing under each of the various Sale Orders occurred in early June 2012.

4.          Debtors’ Use of Cash Collateral and Payments Made to Wells Fargo.

As one of its first day motions, the Debtors filed the Cash Collateral Motion and sought entry of an interim Cash Collateral Order. On April 19, 2012, the Bankruptcy Court entered the Interim Cash Collateral Order allowing the Debtors to utilize cash collateral and granting Wells Fargo various adequate protection. A further hearing on the Cash Collateral Order was set for April 27, 2012. A second Interim Cash Collateral Order was entered on April 30, 2012, with a continued hearing set for May 15, 2012. A third Interim Cash Collateral Order was entered on May 21, 2012, with a continued hearing set for May 30, 2012. A Final Cash Collateral Order was entered on June 4, 2012, and amended on June 7, 2012.

Prior to entry of the Final Cash Collateral Order, the Unsecured Creditors’ Committee and the Ad Hoc 503(b)(9) Committee each filed limited objections to the Debtors’ use of Cash Collateral. All objections were subsequently resolved by agreement in the Final Cash Collateral Order.

Wells Fargo contended that Debtors were indebted to Lender, as of the Petition Date, for revolving credit loans in the approximate principal amount of $6,695,581; for term loans in the approximate principal amount of $3,283,511; for fees, expenses, and other charges associated with depository accounts and other banking products and services; in the approximate amount of $900,000 for reimbursement obligations arising out of two unexpired letters of credit; and in the amount of $125,000 (the “Termination Fee”) for an early termination fee pursuant to section 12.1(c) of the Loan Agreement (collectively with all Obligations (as defined in the Pre-Petition Loan Agreement) and all interest, fees, costs, legal expenses and other amounts heretofore or hereafter accruing thereon or at any time chargeable to any Debtor in connection therewith, the "Pre-Petition Debt").

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Pursuant to the Final Cash Collateral, immediately after the Closing under the Sale Motion, the Debtors made a Provisional Payment (as described and defined in the Final Cash Collateral Order) in the amount of $10,972,056.79 to Wells Fargo. Wells Fargo asserts that such Provisional Payment did not and does not constitute full and final payment of the claims of Wells Fargo against the Debtors or a release of the liens and security interests of Wells Fargo against the Collateral, all of which claims and liens shall continue to encumber all Collateral and proceeds from Collateral owned by the Debtors at the time of and after the Closing unless and until otherwise ordered by the Bankruptcy Court. From the proceeds of the Closing, the Debtors also reserved an amount equal to $300,000.00 under the Final Cash Collateral Order for the payment of any remaining unsatisfied claim of Wells Fargo to the extent allowed by the Bankruptcy Court. Specifically, Wells Fargo contends that it is owed the Termination Fee in an amount equal to $125,000.00 under the Pre-Petition Loan Documents, legal fees and expenses and certain contingent indemnification claims. The Debtors and the Unsecured Creditors’ Committee dispute that such amounts are owed or that payment should be made thereon.

Pursuant to the Final Cash Collateral Order, any interested party having standing to do so may commence an appropriate adversary proceeding or contested matter objecting to the validity or amount of the Pre-Petition Debt, or the validity, extent, perfection, priority or non-avoidability of the Pre-Petition Liens in the Pre-Petition Collateral or seeking disgorgement of all or part of the payment of the Pre-Petition Debt, which adversary proceeding or contested matter must be filed no later than July 13, 2012 , provided that such deadline may be extended by the Court for good cause shown or with the written consent of Lender (the "Challenge Deadline").

On June 28, 2012, Wells Fargo, the Debtors, the Unsecured Creditors’ Committee and the Ad Hoc 503(b)(9) Committee filed a Stipulation Extending Challenge Deadline (the “Challenge Stipulation”), which states, in pertinent part, that the Debtors and the Committees have concluded that the security interests and liens in favor of Wells Fargo were properly perfected and unavoidable as of the Petition Date, except with respect certain real property located in Tampa, Florida, and motor vehicles that are subject to certificate of title laws and as to which Lender's lien was not noted on the applicable certificate of title as of the Petition Date (collectively, the "Excluded Assets").

In the Challenge Stipulation, the Debtors, the Unsecured Creditors’ Committee and the Ad Hoc Committee stipulated that the security interests and liens in favor of Lender were properly perfected and unavoidable as of the Petition Date, except with respect to the Excluded Assets. For avoidance of doubt, Wells Fargo asserts that its liens and security interests encumber all of the Assets of the Debtors (excluding the Excluded Assets) for all amounts remaining owed to Wells Fargo.

In addition, the Challenge Stipulation originally provided that the Challenge Deadline was extended through and including July 31, 2012, solely for the benefit of the Debtors and the Committees and solely with respect to issues other than the perfection and avoidability of Lender's security interests and liens as and to the extent stipulated therein.

Nothing in this Challenge Stipulation was intended or shall be construed to (i) give any party in interest standing to assert any claim or cause of action that such party in interest does not otherwise have or (ii) preclude any party in interest from arguing that the Challenge Deadline does or does not apply to claims for surcharge under 11 U.S.C. § 506(c).

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Lender, the Debtors and the Committees subsequently stipulated that the Challenge Deadline was further extended through and including August 31, 2012, solely for the benefit of the parties to the Stipulation, and with respect to issues other than the perfection and avoidability of Lender's security interests and liens as and to the extent stipulated therein. Prior to the expiration of such deadline, the Unsecured Creditors’ Committee filed the Standing Motion and the Surcharge Motion (each as defined below), pursuant to which the Unsecured Creditors’ Committee asserted, among other things, surcharge claims against Wells Fargo and sought the authority of the Bankruptcy Court to bring such claims on behalf of the Estates. Wells Fargo filed their Standing/Surcharge Objection in connection therewith. The Bankruptcy Court has not held a hearing on the Standing Motion or the Surcharge Motion. As a result of the above, the Challenge Deadline expired and the only claims asserted against Wells Fargo are those asserted in the Surcharge Motion. In the event the Standing Motion is granted, then the Challenge Period has been extended until three business days after the Bankruptcy Court rules thereon.

5.          Debtors’ Employee Incentive Bonus Program.

On May 10, 2012, the Debtors filed the Debtors’ Motion For Entry Of Order Authorizing Approval Of Employee Incentive Bonus Program And Payment Of Incentive Bonuses And Request For Expedited Hearing seeking to implement an incentive bonus program (the “Bonus Program”) providing for the payment of certain Incentive Bonuses (as defined therein) to certain of the Debtors’ critical employees (the “Employee Bonus Motion”). The Employee Bonus Motion was granted on May 23, 2012. Pursuant to the Employee Bonus Motion, the Debtors paid an aggregate of: (i) $59,783.00 to 30 employees of SMF; (ii) $53,748.00 to 57 employees of H&W; and (iii) $1,189.00 to 1 employee of SMF Services during the Debtors’ business wind—down period. The Debtors do not anticipate paying any further bonuses under the Bonus Program.

6.          Agreed Procedures With The Ad Hoc 503(b)(9) Committee and Chevron.

The Debtors filed a Motion seeking to set an administrative claims bar date. At the hearing, the Ad Hoc 503(b)(9) Committee objected and sought specific procedures relating to resolution of its members’ Administrative Vendor Claims. The Ad Hoc 503(b)(9) Committee is comprised of Marathon Petroleum Company LP, Colonial Oil Industries, Inc., Gavilon, LLC, Gulf Oil Limited Partnership, Kendrick Oil Co., TransMontaigne Product Services Inc., and Pro Petroleum Inc.

On June 4, 2012, the Court entered an Order setting forth agreed procedures for the submission and resolution of Administrative Vendor Claims for members of the Ad Hoc 503(b)(9) Committee and Chevron (the “503(b)(9) Order”). Specifically, the 503(b)(9) Order provides that:

•	The parties will cooperate in good faith to settle any open issues concerning the amount of and entitlement to the Ad Hoc 503(b)(9) Committee member’s or Chevron’s claim. If, on or after July 30, 2012, the Debtors and the Unsecured Creditors’ Committee, on the one hand, and an Ad Hoc 503(b)(9) Committee member or Chevron, on the other, serves written notice upon the other of an impasse in respect of the allowance of any such claim, then within seven (7) days thereafter, the Debtors or the Unsecured Creditors’ Committee shall file a written objection with the Court with respect to the claim at issue and the Court shall resolve any such objection. As of the date of this Disclosure Statement, no impasse, or notice thereon, has been reached by or among the Debtors, Unsecured Creditors’ Committee, Chevron and the Ad Hoc 503(b)(9) Committee.

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•	Once agreement is reached between the Debtors, Unsecured Creditors’ Committee and the Ad Hoc 503(b)(9) Committee members or Chevron concerning the allowance of any such claim, then the Debtors or the Unsecured Creditors’ Committee shall file and serve a stipulated order on ten (10) days negative notice upon the Master Service List and in accordance with the Local Rules.

The 503(b)(9) Order was without prejudice to the rights of the Ad Hoc 503(b)(9) Committee, its members and/or Chevron to seek immediate payment of any Administrative Vendor Claim or general administrative claim(s), including interest thereon, and the Debtors’ and Unsecured Creditors’ Committee’s right to object thereto, provided, however, nothing therein shall be deemed to require such a request or preclude the Debtors, Unsecured Creditors’ Committee and members of the Ad Hoc 503(b)(9) Committee and Chevron from agreeing to such payment, subject only to negative notice provided to the Master Service List and other parties-in-interest and an opportunity to object in accordance with Local Rules.

The Debtors provided notice to the Ad Hoc 503(b)(9) Committee members and Chevron pursuant to the 503(b)(9) Order. For more information on the claims and applications that were filed and ultimately resolved by the Debtors, please see Section VI(C) below.

7.	Resolution of Unsecured Creditors’ Committee’s Request for Derivative Standing to Prosecute Certain Litigation Claims.

On June 13, 2012, the Unsecured Creditors’ Committee filed its: (i) Motion Of The Official Committee Of Unsecured Creditors For Derivative Standing To Investigate, Assert And Prosecute Claims Against Officers, Directors And Prepetition Professionals (the “Standing Motion”); and (ii) Application For Approval Of Employment Of Brett M. Amron, Esq. And Bast Amron LLP As Special Litigation Counsel (the “Bast Amron Retention Application”). The Debtors disagreed with the assertions in the Standing Motion and were prepared to challenge both the Standing Motion and the Bast Amron Retention Application.

Prior to a hearing on the Standing Motion and the Bast Amron Retention Application, the Debtors and the Unsecured Creditors’ Committee began negotiations to resolve such contested matters and such negotiations resulted in an agreement that was presented in general to the Court at a hearing on July 20, 2012. The agreement provided for a resolution of the Standing Motion and the Bast Amron Retention Application through the terms of the Plan filed contemporaneously herewith, including the provisions concerning the powers and duties of the Liquidating Trustee and the creation and powers and duties of the Oversight Committee outlined therein. The Debtors and the Unsecured Creditors’ Committee also agreed to the entry of an order authorizing the Unsecured Creditors’ Committee to engage Bast Amron to continue the investigation, but not commence prosecution, of the Potential D&O Claims on an hourly fee basis.

On July 26, 2012, the Court entered an Order resolving the Bast Amron Retention Application and authorizing Bast Amron’s employment consistent with the Committee Term Sheet nunc pro tunc to July 13, 2012. The hearing on the Standing Motion was continued until a date after the filing of the Plan, at which point it would be withdrawn or denied as moot based on the terms of the Plan.

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8.          Government Investigation.

The Debtors have received subpoenas for substantial documents and records from both investigative and administrative entities of the United States Government, including the United States Department of Justice and the Securities and Exchange Commission. As referenced above, the Debtors self-reported its initial findings of potential issues to the authorities. The Debtors continue to fully cooperate with the authorities in providing the requested documentation in a manner designed to comply with its legal obligations as well as to minimize expense to the Estates.

9.          Auction of Personal Property at Debtors’ Corporate Office

The Debtors retained Stampler Auctions to assist in the sale and liquidation of office assets of the Debtors (the “Office Assets”) located at 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309 (the “Property”) through an auction sale scheduled for July 19, 2012 at the Property. The Auction of the Office Assets yielded a gross recovery to the Debtors’ Estates of $70,317.50. The Debtors intend to abandon any remaining assets at the Property as they are of de minimis value to the Debtors’ Estates and the rent expense for the Property is cost prohibitive to the storage of such assets for potential further sale. No other parties have expressed an interest in the assets to be abandoned.

10.          Miscellaneous.

Pursuant to the Sale Motion and Sale Order, the Debtors assumed and assigned to the Purchaser certain executory contracts and unexpired leases of non-residential real property. In addition, pursuant to an Order dated June 27, 2012, the Debtors rejected additional unexpired non-residential real property leases that were no longer of any benefit to the Debtors’ Estates. A further motion to reject non-residential real property leases was filed on July 27, 2012 and is set for hearing on August 7, 2012. The Debtors intend to reject any and all of the remaining executory contracts, as well as unexpired leases of non-residential real property pursuant to the Plan. On August 6, 2012 the Debtors filed the Motion to Reject the Lease with Leaf Financial Corporation [DE 390]. On August 27, 2012, the Court entered the Order Granting Motion to Reject the Lease with Leaf Financial Corporation [DE 437].

11.          The Initial Plan and Initial Disclosure Statement.

On August 7, 2012, the Debtors filed the Debtors’ Joint Plan of Liquidation [DE 397] (the “Initial Plan”) and the Debtors’ Joint Disclosure Statement in Connection with Debtors’ Joint Plan of Liquidation [DE 398] (the “Initial Disclosure Statement”).

12.          Updated Events Since Filing of Initial Plan and the Initial Disclosure Statement.

On August 7, 2012, the Debtors filed the Omnibus Motion to Reject Certain Equipment Leases [DE 396]. On August 27, 2012, the Court entered the Order Granting the Debtors’ Omnibus Motion to Reject Certain Equipment Leases [DE 438].

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On August 8, 2012, the Court entered the Order Granting Debtors’ Second Omnibus Motion to Reject Certain Unexpired Real Property Leases [DE 400].

On August 13, 2012, Genovese Joblove and Battista, P.A., as counsel for the Debtors, filed its First Application for Interim Compensation [DE 413] for the amount of Fees $632,075.50 and Expenses $22,064.22. On September 14, 2012, the Court entered the Order Granting First Interim Application For Compensation [DE 466] in the amount of Fees $505,662.80 and Expenses $22,064.22.

On August 13, 2012, Kapila & Co., as Accountants for the Debtor, filed its First Application for Interim Compensation [DE 414] for the amount of Fees $868,241.50 and Expenses $17,642.76. On September 14, 2012, the Court entered the Order Granting First Interim Application For Compensation [DE 465] in the amount of Fees $694,593.20 and Expenses $17,642.76.

On August 13, 2012, Mitchell E. Herr and Holland & Knight, as Special Securities Counsel for the Debtors, filed its First Interim Fee Application [DE 415] for the amount of Fees $23,780.00 and Expenses $0.00. On September 14, 2012, the Court entered the Order Granting First Interim Application For Compensation [DE 464] in the amount of Fees $19,024.00 and Expenses $0.00.

On August 13, 2012, Ehrenstein Charbonneau Calderin, as counsel for the Committee of Unsecured Creditors, filed its First Application for Interim Compensation [DE 416] for the amount of Fees $144,705.00 and Expenses $5,622.19. On September 17, 2012, the Court entered the Order Granting Application for Compensation [DE 472] in the amount of Fees $115,764.00 and Expenses $5,622.19.

On August 20, 2012, Shutts & Bowen, as Special Collections Counsel for the Debtors, filed its First Application for Interim Compensation [DE 426] for the amount of Fees $26,250.00 and Expenses $3,427.41. On September 14, 2012, the Court entered the Order Granting First Interim Application For Compensation [DE 463] in the amount of Fees $21,000.00 and Expenses $3,427.41.

On August 22, 2012, the Debtors filed the Omnibus Objection to Claims of Phillips 66 Company, Atlas Oil Company, Coface North America Insurance Company and Members of the Ad Hoc Committee of Holders of Section 503(b)(9) Claims for Allowance of 503(b)(9) Administrative Claims [DE 429] on negative notice.

On August 27, 2012, the Court entered the Order Granting Application to Employ Sentinel Benefits & Financial Group Nunc Pro Tunc to April 25, 2012 to Terminate the Debtors’ 401k Plan [DE 436].

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On August 27, 2012, the Committee filed the Emergency Motion Derivative Standing to Surcharge Wells Fargo for the Reasonable, Necessary Costs and Expenses of Preserving and Disposing of its Collateral (the “Standing Motion”) [DE 440] and the Motion (I) to Surcharge Wells Fargo for the Debtors' Estates' Necessary and Reasonable Costs and Expenses of Preserving and Disposing of Wells Fargo's Collateral; and (II) Objecting to Wells Fargo's Recovery of the Early Termination Fee (the “Surcharge Motion”) [DE 441]. On September 14, 2012, Creditor, Wells Fargo filed the Response to Emergency Motion Derivative Standing to Surcharge Wells Fargo for the Reasonable, Necessary Costs and Expenses of Preserving and Disposing of its Collateral (the “Surcharge/Standing Objection”) [DE 467].

On August 27, 2012, the Committee filed the Notice to Withdraw the Motion (I) to Surcharge Wells Fargo for the Debtors' Estates' Necessary and Reasonable Costs and Expenses of Preserving and Disposing of Wells Fargo's Collateral; and (II) Objecting to Wells Fargo's Recovery of the Early Termination Fee [DE 442].

On August 31, 2012, De La Hoz & Associates, as Tax Accountants for the Debtors, filed the First Application for Interim Compensation [DE 449] for the amount of Fees $25,555.00 and Expenses $0.00. On October 9, 2012, the Court entered the Order Granting Application for Compensation [DE 515] in the amount of Fees $20,444.00 and Expenses $0.00.

On August 31, 2012, the Court entered the Agreed Order Setting Hearing on the Emergency Motion Derivative Standing to Surcharge Wells Fargo for the Reasonable, Necessary Costs and Expenses of Preserving and Disposing of its Collateral and Extending Challenge Deadline [DE 451]

On September 6, 2012, the Court entered the Order (I) Setting Hearing To Consider Approval Of Disclosure Statement; (II) Setting Deadline For Filing Objections to Disclosure Statement; And (III) Directing Plan Proponent to Serve Notice [DE 455]. The Court scheduled the hearing to consider approval of the Disclosure Statement to October 16, 2012 at 9:30 a.m.

The Committee has noticed various 2004 Examinations of the following persons in connection with the investigation of Potential D&O Claims: (i) Lorraine Wickwire, (ii) C. Rodney O’Connor, (iii) Peter H. Woodward, (iv) Steven Leavitt, (v) Melanie D’Angelo Marauszwski, (vi) Laura Patricia Messenbaugh, (vii) Michael Shore, (viii) Louise P. (Lungaro) Gathright, (ix) Steven Goldberg, (x) Nathaniel Moore, (xi) Larry Mulkey, (xii) Robert S. Picow, and (xiii) Richard Gathright.

On September 26, 2012, the Debtors filed the Motion Modify the Term of Employment and Compensation of Harold E. Patricioff, Esq. and the Law Firm of Shutts & Bowen, LLP as Special Collections Counsel to the Debtors (the “Motion to Modify”) [DE 487]. The hearing on the Motion to Modify is scheduled for October 16, 2012 at 9:30 a.m.

On October 9, 2012, Creditor Wells Fargo Bank filed the Limited Objection to the Disclosure Statement [DE 512].

On October 11, 2012, the Debtors filed the Motion for Entry of an Order Extending Exclusivity Period for Sixty Days [DE 526]

On October 15, 2012, the Debtors filed their Amended Joint Plan of Reorganization [DE #549] and First Amended Joint Disclosure Statement [DE #550].

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IV.          VOTING PROCEDURES AND REQUIREMENTS OF CONFIRMATION.

A.          Creditors and Interest Holders Entitled to Vote.

Except as provided below, any Holder of a Claim whose Claim is impaired under the Plan is entitled to vote if either (i) its Claim has been scheduled by the Debtors and such Claim is not scheduled as disputed, contingent or unliquidated, or (ii) such Holder of a Claim has filed a proof of claim or interest on or before the Claims Bar Date. A Holder of a disputed, unliquidated or contingent Claim, or the Holder of a Claim that has been objected to, is not entitled to vote on the Plan unless such Claim has been allowed prior to the Balloting deadline by the Bankruptcy Court after notice and a hearing, or the Bankruptcy Court estimates such Claim for voting purposes prior to the Balloting deadline. In addition, a vote may be disregarded if the Bankruptcy Court determines that the acceptance or rejection of the Plan by a creditor was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code. The Holders of Claims in Classes 1 and 4 are unimpaired and therefore deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code.

B.          Definition of Impairment.

Under Section 1124 of the Bankruptcy Code, a class of Claims or Interests is impaired under a plan unless, with respect to each claim or interest of such class, the plan:

(1)	leaves unaltered the legal, equitable, and contractual rights to which such claim or interest entitles the Holder of such claim or interest; or

(2)	notwithstanding any contractual provision or applicable law that entitles the Holder of such claim or interest to demand or receive accelerated payment of such claim or interest after the occurrence of a default:

(A)	cures any such default that occurred before or after the commencement of the case under this title, other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code or of a kind that Section 365(b)(2) expressly does not require to be cured;

(B)	reinstates the maturity of such claim or interest as such maturity existed before such default;

(C)	compensates the Holder of such claim or interest for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law;

(D)	if such claim or such interest arises from any failure to perform a nonmonetary obligation, other than a default arising from failure to operate a nonresidential real property lease subject to section 365(b)(1)(A), compensates the Holder of such claim or such interest (other than the debtor or an insider) for any actual pecuniary loss incurred by such Holder as a result of such failure; and

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(E)	does not otherwise alter the legal, equitable, or contractual rights to which such claim or interest entitles the Holder of such claim or interest.

C.          Votes Required for Class Acceptance.

Section 1126(c) of the Bankruptcy Code defines acceptance of a plan of reorganization or liquidation by a class of claims as the acceptance by Holders of at least two-thirds in amount and more than one-half in number of the allowed claims of the class actually voting to accept or reject the proposed plan. Section 1126(d) of the Bankruptcy Code defines acceptance of a plan of reorganization or liquidation by a class of interest Holders as the acceptance by Holders of at least two-thirds in amount of the allowed interests of the class actually voting to accept or reject the proposed plan.

D.          Information on Voting Ballots.

Ballots are being forwarded to the Holders of Claims in Classes 2, 3 and 5 under this Plan. Classes 1 and 4 are unimpaired and therefore are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code. Class 6 is impaired under the Plan, but since the Holders of Interests in such Class are not expected to retain or receive any property in connection therewith, Class 6 is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

V.   CONFIRMATION OF THE PLAN

The Bankruptcy Code establishes certain procedural and substantive requirements for confirmation of a plan of reorganization or liquidation. In addition, the Bankruptcy Code provides a mechanism which enables the proponents of a plan of reorganization or liquidation to confirm such a plan, notwithstanding rejection thereof by a class of creditors or Interest Holders.

A.          Confirmation Hearing.

Section 1128(a) of the Bankruptcy Code requires the Bankruptcy Court, after notice, to hold a hearing on confirmation of the Plan, which hearing may be adjourned by order of the Bankruptcy Court (the “Confirmation Hearing”). The Bankruptcy Court has set the Confirmation Hearing for December 14, 2012 at 9:30 a.m. Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of the Plan. Any objection to confirmation must be made in writing and filed with the Bankruptcy Court with proof of service and served upon the following persons on or before December 7, 2012:

Paul J. Battista, Esq.	Robert P. Charbonneau, Esq.
Genovese Joblove & Battista, P.A.	501 Brickell Key Dr #301
Miami Tower	Miami, FL 33131
100 S.E. 2nd Street, 44th Floor	(305) 722-2002
Miami, Florida 33131	Fax : (305) 722-2001
E-mail: pbattista@gjb-law.com	Email: rpc@ecccounsel.com
Damaris D Rosich-Schwartz
Office of the US Trustee
51 SW 1 Ave #1204
Miami, FL 33130
(305) 536-6665
Fax : (305) 536-7360
Email: Damaris.D.Rosich-
Schwartz@usdoj.gov

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Unless an objection to confirmation is timely filed and served, it may not be considered by the Bankruptcy Court.

B.	Requirements for Confirmation of the Plan.

Section 1129 of the Bankruptcy Code sets forth the substantive requirements for confirmation of a plan of reorganization. At the Confirmation Hearing, the Bankruptcy Court will determine whether the requirements of Section 1129 have been satisfied, in which event the Bankruptcy Court will enter an order confirming the Plan. The relevant requirements of Section 1129 of the Bankruptcy Code include:

(1)	The plan complies with the applicable provisions of the Bankruptcy Code.

(2)	The proponent of the plan has complied with the applicable provisions of the Bankruptcy Code.

(3)	The plan has been proposed in good faith and not by any means forbidden by law.

(4)	Any payment made or promised by a debtor or by a person issuing securities or acquiring property under the plan, for services or for costs and expenses in, or in connection with the case, or in connection with the plan and incident to the case, has been disclosed to the court, and any such payment made before the confirmation of the plan is reasonable, or if such payment is to be fixed after confirmation of the plan, such payment is subject to the approval of the court as reasonable.

(5)	The proponent of the plan has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the plan, as a director, officer, or voting trustee of a debtor, an affiliate of a debtor participating in a joint plan with a debtor, or a successor to the debtor under the plan, and the appointment to, or continuance in, such office of such individual is consistent with the interests of creditors and equity security Holders and with public policy, and the proponent of the plan has disclosed the identity of any insider that will be employed or retained by a reorganized debtor and has disclosed the nature of any compensation for such insider.

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(6)	With respect to each class of impaired claims or interests —

(A)	either each Holder of a claim or interest of such class has accepted the plan or will receive or retain under the plan on account of such claim or interest, property of a value, as of the effective date of the plan, that is not less than the amount that such Holder would so receive or retain if the debtor was liquidated on such date under chapter 7 of the Bankruptcy Code; or

(B)	if Section 1111(b)(2) of the Bankruptcy Code applies to the claim of such class, each Holder of a claim of such class will receive or retain under the plan on account of such claim property of a value, as of the effective date of the plan, that is not less than the value of such Holder's interest in the estate's interest in the property that secures such claim.

(7)	Each class of claims or interests has either accepted the plan or is not impaired under the plan, or the requirements of Section 1129(b) are satisfied.

(8)	Except to the extent that the Holder of a particular claim has agreed to a different treatment of such claim:

(A)	The plan provides that administration expenses and gap period claims will be paid in full on the effective date;

(B)	Priority claims (other than gap period claims and tax claims) will receive, if such class has accepted the plan, deferred cash payments of a value equal to the allowed amount of such claim or, if such class has rejected the plan, payment in full on the effective date of the plan;

(C)	The plan provides that allowed unsecured claims of governmental units for certain kinds of taxes will receive on account of such claim regular installment payments in cash:

(i)       of a total value, as of the effective date of the plan, equal to the allowed amount of such claim;

(ii)      over a period ending not later than 5 years after the date of the order for relief under section 301, 302 or 303 of the Bankruptcy Code; and

(iii)     in a manner not less favorable than the most favored nonpriority unsecured claim provided for by the plan (other than cash payments made to a class of creditors under section 1122(b); and

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(D)	The plan provides that Holders of secured claims which would otherwise meet the description of an unsecured claim of a governmental unit under section 507(a)(8), but for the secured statue of that claim, will receive on account of that claim, cash payments, in the same manner and over the same period, as prescribed in 11 U.S.C. § 1129(a)(9)(C).

(9)	If a class of claims is impaired under the plan, at least one class of impaired claims has accepted the plan, determined without including any acceptance of the plan by any insider holding a claim of such class.

(10)	Confirmation of the plan is not likely to be followed by the liquidation, or the need for further financial reorganization of the debtor or any successor to the debtor under the plan, unless such liquidation or reorganization is proposed in the plan.

(11)	All fees payable under Section 1930 of title 28, United States Code, as determined by the Bankruptcy Court at the hearing on confirmation of the plan, have been paid or the plan provides for the payment of all such fees on the effective date of the plan.

(12)	All transfers of property of a plan shall be made in accordance with any applicable provisions of non-bankruptcy law that govern the transfer of property by a corporation or trust that is not a moneyed, business, or commercial corporation or trust.

The Debtors believe that the Plan satisfies all the statutory requirements of chapter 11 of the Bankruptcy Code, and that the Debtors have complied, or will have complied, with all of the requirements of chapter 11, including Section 1129.

C.	Cramdown.

The Bankruptcy Code provides for confirmation of a plan even if it is not accepted by all impaired classes of claims if at least one impaired class has voted to accept the plan and certain other conditions are satisfied. These so-called “cramdown” provisions for confirmation are set forth in Section 1129(b) of the Bankruptcy Code. If any impaired class of claims does not accept the Plan, the Bankruptcy Court may still confirm the Plan at the request of the Debtors if, as to each impaired class which has not accepted the Plan, the Plan does not discriminate unfairly and is fair and equitable. The phrase “fair and equitable” has different meanings for secured and unsecured claims and classes of interests. Because one or more Classes of Impaired Claims under the Plan will be deemed to have rejected the Plan, the Debtors reserve the right to request the Bankruptcy Court to determine at Confirmation whether the Plan is fair and equitable and does not discriminate unfairly against any rejecting Impaired Class of Claims or Interests so as to allow Confirmation despite the vote to reject the Plan. The Debtors also reserve the right to amend the Plan at that time and in such a manner as to permit Confirmation over the vote of the rejecting Impaired Class.

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VI. SUMMARY OF THE PLAN

A.	Introduction.

Set forth below is a summary of the Plan, which is qualified in its entirety by reference to the complete text of the Plan. ALL CREDITORS AND OTHER PARTIES IN INTEREST ARE URGED TO READ AND REVIEW THE TEXT OF THE PLAN ITSELF PRIOR TO VOTING ON WHETHER TO ACCEPT OR REJECT THE PLAN.

This summary is intended merely to provide a perspective on the means for execution and implementation of the Plan and the treatment provided to the various Classes of Claims and Interests.

B.	Classifications of Claims and Interests.

The Holders of Claims against, and Interests in, the Debtors’ Estates under the Plan are classified as follows:

a.	Class 1:	Allowed Priority Claims.

b.	Class 2:	Allowed Secured Claim of Wells Fargo.

c.	Class 3:	Allowed Other Secured Claims.

d.	Class 4:	Allowed Convenience Claims.

e.	Class 5 :	Allowed Unsecured Claims.

f.	Class 6:	Allowed Interests.

Classes 2, 3, 5 and 6 are impaired under the Plan. Classes 1 and 4 are not impaired under the Plan. As such, Classes 1 and 4 are deemed to have accepted the Plan pursuant to Section 1126(f) of the Bankruptcy Code. In addition, Class 6 is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code.

The Plan consolidates the Debtors solely for purposes of voting on, confirmation of and Distribution under the Plan. Such consolidation is necessary as all monies in these Chapter 11 Cases, including but not limited to the proceeds from the sale of substantially all of the Debtors’ Assets, have been aggregated. At the closing of such sale, the proceeds were not allocated to each of the Debtors as the Debtors’ assets were sold as a single enterprise. Such treatment shall not affect any Debtor’s status as a separate legal entity, change the organizational structure of the Debtors’ business enterprise, constitute a change of control of any Debtor for any purpose, cause a merger or consolidation of any legal entities, cause the transfer of any Assets, nor result in the substantive consolidation of the Debtors; and, except as otherwise provided by or permitted in the Plan, all Debtors shall continue to exist as separate legal entities. Such treatment shall also not affect any Litigation Claim available to any Debtor or the Debtors’ Estates. The above-described treatment serves only as a mechanism to effect a fair distribution of value to the Holders of Allowed Claims and Allowed Interests.

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Any Holder of a Claim against any Debtor and a Claim based on a guaranty of such Claim given by another Debtor shall receive only a single recovery in respect of each such Claim.

Except as otherwise provided in the Plan, Intercompany Claims and Administrative Claims held by one Debtor against another Debtor shall, solely for purposes of receiving Distributions under the Plan, be deemed waived such that no such Intercompany Claim or Administrative Claim shall receive a Distribution under the Plan, and the applicable Debtor shall not be entitled to vote on the Plan in connection therewith.

C.	Treatment of Unclassified Claims.

The Plan provides for the treatment of unclassified Claims for Allowed Administrative Claims, Allowed Priority Tax Claims and fees due the Office of the United States Trustee. Specifically, the Plan provides that the unclassified Claims shall be treated as follows:

Administrative Claims. The Holders of Allowed Administrative Claims against the Estate (with the exception of the Professionals, including those employed pursuant to Sections 327, 328 or 1103 of the Code or Persons who seek payment pursuant to Sections 503(b)(3) and (4) of the Code, who will be paid 100% of the amount of such Administrative Claims allowed by the Bankruptcy Court upon application to the Bankruptcy Court prior to the applicable deadline for filing such applications and entry of an order(s) thereon) shall be paid 100% of their Allowed Administrative Claims in Cash, from Available Funds, unless otherwise ordered by the Bankruptcy Court, upon the earlier to occur of: (i) the later of the Effective Date (or promptly thereafter) or the date of a Final Order allowing such Administrative Claim; (ii) for Allowed Administrative Claims that represent liabilities incurred by any Debtor in the ordinary course of business after the Petition Date with regard to the Debtors, the date on which each such Claim becomes due in the ordinary course of such Debtor’s business and in accordance with the terms and conditions of any agreement relating thereto; or (iii) upon such other dates and terms as may be agreed upon by the Holder of any such Allowed Administrative Claim and the Debtors or the Liquidating Trustee, as the case may be.

Holders of Allowed Administrative Vendor Claims and other Allowed Administrative Claims shall be paid by the Debtors from Available Cash on the Effective Date.

The Administrative Claims Bar Date in this case was originally set on July 1, 2012 and was subsequently extended to August 10, 2012. Virtually all of the Debtors’ non-Professional Administrative Claims have been asserted pursuant to Section 503(b)(9) of the Bankruptcy Code which provides administrative priority to those persons that provide goods to the Debtors within twenty (20) days prior to the Petition Date. The following chart outlines the persons that have filed Applications for Allowance of Administrative Claims, the amount of the asserted Administrative Claim and the amount of the Claim as agreed to by the Debtors and each respective Holder of such Administrative Claim:

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Administrative Expense Claims

DE #	Creditor	Allowed Administrative Claim	Allowed Unsecured Claim

203	Flint Hills Resources	$261,272.26	$25,885.80
226	BP West Coast Products, LLC	$1,009,036.90	$192,629.61
256	Direct Fuels	$317,441.88	$30,510.70
273	Phillips 66 Company	$516,915.04	$14,583.25
278	Wells Fargo Bank	Motion Withdrawn
280	Vitol, Inc.	$119,767.25	$18,407.96
281	Calumet Missouri, LLC.	$8,503.90	$267.36
282	Atlas Oil Company	$600,921.75	$7,697.39
284	Coface North Insurance Company, as Subrogee to Noble Petro, Inc.	$295,547.59	$42,636.08
292	Claims Recovery Group, LLC	$7,545.77	$434.68
308	Denny Oil	$107,598.09	$8,136.98
312	Four R Marketing, LLC	$102,892.46
319	E.W. McWhorter	$4,684.66
356	Petrocom Energy Corp. LLC	$53,117.81	$5,706.98
407	Enterprise Products Operating, LLC	$10,481.97	$1,281.34
285	Pro Petroleum, Inc.	$60,197.34	$683.56
	Marathon Petroleum
286	Company, LP	$3,304,326.88	$42,063.48
287	Colonial Oil Industries, Inc.	$393,279.25	$6,821.70
288	Gulf Oil Limited Partnership	$310,195.83	$3,751.03
289	Gavilon, LLC	$832,194.16	$56,120.27
290	TransMontaigne Product Services, Inc.	$355,226.46	$8,741.47
291	Kendrick Oil Co.	$691,613.49	$14,520.11
309	Chevron Product Company	$129,922.22	$451,153.10

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As of the date hereof, the Debtors have resolved each of the above Administrative Claims in accordance with the chart above.

In addition, Wells Fargo filed an Application for Administrative Expense with respect to its asserted superpriority administrative claim under Section 507(b) of the Bankruptcy Code. Such Application was subsequently withdrawn.

To the best of the Debtors’ knowledge, all other non-professional Administrative Claims through the date hereof, to the extent incurred, have been paid in a timely manner and shall continue to be paid from the Available Cash as appropriate.

With respect to Administrative Claims for professional fees and expenses, there are presently ten (10) professionals involved in this case whose employment has been approved by the Bankruptcy Court, namely: (i) Genovese Joblove & Battista, P.A., general bankruptcy counsel to the Debtors; (ii) Soneet R. Kapila as chief restructuring officer to the Debtors and Kapila & Company as restructuring advisors to the Debtors; (iii) Bayshore Partners, LLC, investment bankers to the Debtors; (iv) Ehrenstein Charbonneau Calderin, counsel to the Unsecured Creditors’ Committee; (v) Shutts & Bowen, LLP, special collections counsel to the Debtors; (vi) De La Hoz & Associates, P.A, tax accountants to the Debtors; (vii) Stampler Industries, Inc., auctioneer to the Debtors; (viii) Bast Amron, LLP, special litigation counsel to the Unsecured Creditors’ Committee; (ix) Holland & Knight, as special securities counsel to the Debtors; and (x) Ahearn, Jasco & Company, P.A., special 401(k) plan audit accountants to the Debtors.

Further, the Debtors engaged Trustee Services, Inc. as noticing, claims and balloting agent of the Debtors. Trustee Services, Inc. is not a professional retained under Section 327 of the Bankruptcy Code. Pursuant to the Order granting its retention, Trustee Services, Inc. has been paid $67,126.80 in fees and expenses incurred through June 30, 2012.

Pursuant to the Order authorizing their retention, Bayshore Partners was not required to file fee applications. In addition to its initial fee of $50,000.00, Bayshore has been paid 100% of its fees and costs in the amount of $376,939.62.

On May 21, 2012, the Court entered an Administrative Order Pursuant To 11 U.S.C. §§ 105(A) And 331 Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals (the “Interim Fee Order”). Pursuant to the Interim Fee Order, various Professionals have been paid the following from the Petition Date through August 31, 2012: (i) GJB - $624,758.49 in fees and $31,696.09 in expenses; (ii) Kapila & Co. - $780,641.05 in fees and $19,460.17 in expenses; (iii) ECC - $164,840.13 in fees and $6,312.93 in expenses; (iv) Shutts - $31,187.49in fees and $4,187.49 in expenses; (v) De La Hoz - $21,952.00 in fees and $0.00 in expenses; and (vi) Holland & Knight - $23,855.20 in fees and $0.00 in expenses.

Stampler’s fee in connection with the auction of certain of the Debtors’ personal property held on July 9, 2012 was in the form of a buyer’s premium. In addition, pursuant to its retention order, Stampler was paid $4,500 in reimbursement for auction expenses.

As of the date of this Disclosure Statement, neither Ahearn nor Bast Amron have been paid any amounts pursuant to their retention.

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The fees of the Professionals accrued and not paid pursuant to the 20% holdback as referenced in the Interim Fee Order from the Petition Date through August 31, 2012 are as follows: (i) GJB - $148,265.60 (ii) Kapila & Co. - $190,295.22; (iii) ECC – $39,631.80; (iv) Shutts –6,750.00; (v) De La Hoz – $5,488.00; (vi) Holland & Knight - $5,963.80; and (vii) Bayshore Partners and Stampler have been paid in full and will not have any additional fees or expenses.

Bayshore Partners and Stampler have been paid in full and will not have any additional fees or expenses.

Final Fee Applications for all Professionals will be filed with the Bankruptcy Court on or before the deadline set in connection with the Confirmation Hearing.

Priority Tax Claims.   Each Holder of an Allowed Priority Tax Claim under Section 507(a)(8) of the Code, shall, in the discretion of the Debtors, be paid (A) in installments consistent with the provisions of the Section 1129(a)(9)(C) of the Code, or (B) in full from Available Cash, on the later of (i) the Effective Date (or promptly thereafter); (ii) the date on which such Priority Tax Claim is allowed by Final Order of the Bankruptcy Court, or (iii) such later date as agreed to by the Holder of an Allowed Priority Tax Claim and the Debtors or the Liquidating Trustee, as the case may be.

The Debtors estimate that the total Priority Tax Claims is approximately $2,200,000.00. The Priority Tax Claims are subject to (i) objections to be filed by the Debtors and/or the Unsecured Creditors’ Committee by the deadline to be set by the Bankruptcy Court, and (ii) set off rights in respect of certain of such Priority Tax Claims.

United States Trustee’s Fee.   The Debtors shall pay the U.S. Trustee the appropriate sum required pursuant to 28 U.S.C. §1930(a)(6) on the Effective Date, and simultaneously provide to the U.S. Trustee an appropriate affidavit indicating Cash disbursements for all relevant periods; notwithstanding anything contained in the Plan to the contrary, the Liquidating Trustee shall further pay the U.S. Trustee the appropriate sum required pursuant to 28 U.S.C. §1930(a)(6) for post-confirmation periods within the time periods set forth in 28 U.S.C. §1930(a)(6) until the earlier of the closing of this case by the issuance of a Final Decree by the Bankruptcy Court, or upon entry of an order of this Bankruptcy Court dismissing the case, or converting this case to another chapter under the United States Bankruptcy Code, and the Liquidating Trustee shall provide to the U.S. Trustee, upon the payment of each post-confirmation payment, a quarterly report and appropriate affidavit indicating income and disbursements for the relevant periods. To date, the Debtors have paid all fees due and owing to the Office of the United States Trustee, and the Debtors or Liquidating Trustee, as applicable, anticipate paying all such fees through Confirmation of the Plan and thereafter as provided herein.

Any outstanding United States Trustee’s Fees shall be paid by the Debtors from Available Cash on the Effective Date.

D.	Treatment of Classified Claims.

Classes 2, 3, 5 and 6 are impaired under the Plan. Classes 1 and 4 are not impaired under the Plan. The Classes of Claims and Interests under the Plan shall be treated as follows:

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1.          Class 1. Allowed Priority Claims. Each Allowed Priority Claim against theDebtors’ Estates shall be paid in full on the later of: (i) the Effective Date (or promptly thereafter); or (ii) the date of a Final Order allowing such Priority Claim.

Based upon the Schedules and the proofs of claims filed against the Estates and excluding Priority Tax Claims and Administrative Vendor Claims discussed elsewhere in this Disclosure Statement, the Debtors estimate that there will be no Allowed Priority Claims against the Estates. Priority Claims are, however, subject to (i) objections to be filed by the Debtors and/or the Unsecured Creditors’ Committee by the deadline to be set by the Bankruptcy Court, (ii) set off rights in respect of certain of such Priority Claims, and (iii) potential avoidance actions being prosecuted or to be prosecuted by the Liquidating Trustee. Holders of Priority Claims will receive a Distribution equal to 100% of their Allowed Priority Claim from Available Cash on the Effective Date.

2.          Class 2. Allowed Secured Claim of Wells Fargo. The Allowed Class 2 Secured Claim of Wells Fargo shall be satisfied by Wells Fargo receiving from the Debtors one or more of the following: (i) the net proceeds of the liquidation of the collateral securing the Allowed Class 2 Secured Claim, including but not limited to, (a) from payments made to Wells Fargo under and pursuant to the Cash Collateral Order, and/or (b) through a sale of such collateral pursuant to section 363 of the Bankruptcy Code or otherwise; (ii) realization of the indubitable equivalent of the Allowed Class 2 Secured Claim, including either in the form of Cash equal to the value of such collateral pursuant to section 506(a) of the Bankruptcy Code and/or the return of the collateral securing such Allowed Class 2 Secured Claim in accordance with 11 U.S.C. § 1129(b)(2)(A)(iii); or (iii) satisfaction of such Allowed Class 2 Secured Claim as otherwise authorized by the Code or agreed to by the Holder of such Allowed Class 2 Secured Claim. Such satisfaction shall occur on the later of the Effective Date or the date the Class 2 Secured Claim of Wells Fargo is Allowed by a Final Order. Any portion of the Allowed Claim of Wells Fargo that is not satisfied as part of its Allowed Class 2 Secured Claim shall be treated as an Allowed Class 5 Unsecured Claim pursuant to the term of this Plan.

Since the Petition Date, Wells Fargo has received $11,096,111.67 in total payments from the Debtors (including an amount equal to $10,972,056.79 from the proceeds of the sale of substantially all of the Debtors’ Assets at the Closing) in satisfaction of its Allowed Secured Claim. A portion of Wells Fargo’s Secured Claim with respect to an alleged Termination Fee in the amount of $125,000.00 remains unpaid and disputed. In addition, Wells Fargo may assert additional claims for attorneys’ fees and expenses under Section 506(b) of the Bankruptcy Code, as well as claims for indemnification under the Loan Documents.

3.          Class 3. Allowed Other Secured Claims. Each Allowed Other Secured Claim against the Estates shall be classified in a separate sub-class within this Class 3 and shall be satisfied by each Holder of an Allowed Class 3 Other Secured Claim receiving from the Estates one or more of the following: (i) the proceeds of the liquidation of the collateral securing such Allowed Other Secured Claim; (ii) return of the collateral securing such Allowed Other Secured Claim in accordance with 11 U.S.C. §1129(b)(2)(A)(iii); or (iii) satisfaction of such Allowed Other Secured Claim as otherwise authorized by the Bankruptcy Code or agreed to by the Holder of such Allowed Other Secured Claim. Such satisfaction shall occur on the later of the Effective Date or the date each respective Class 3 Other Secured Claim is Allowed by a Final Order. Any portion of an Allowed Other Secured Claim that is not satisfied as part of its Allowed Class 3 Other Secured Claim shall be treated as an Allowed Class 5 Unsecured Claim pursuant to the term of this Plan.

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Several claimants filed proofs of claim in these Chapter 11 Cases asserting Secured Claims against the Estates on account of, among other things, certain equipment utilized by the Debtors in their operations prior to the Petition Date. The Debtors will be filing an objection to these Secured Claims prior to the Confirmation Hearing. The Debtors do not believe any of these filed Secured Claims represent legitimate Secured Claims against the Debtors’ Estates.

4.          Class 4. Allowed Convenience Claims. Each Allowed Convenience Claim against the Debtors’ Estates shall be satisfied by a Distribution to the Holder of each such Allowed Convenience Claim of an amount equal to 100% of such Allowed Convenience Claim on the Effective Date (or promptly thereafter) from Available Cash. No Distribution shall be made to Holders of Allowed Convenience Claims in this Class 4 unless and until all Allowed Administrative Claims, all Allowed Post-Confirmation Administrative Claims, all Allowed Priority Tax Claims and all Allowed Claims in Classes 1 through 3 have been paid in full, reserved or otherwise resolved, and/or included in or accounted for in the Distribution at issue.

Based upon the Schedules and the proofs of claims filed against the Estates, the total Convenience Claims asserted against the Estates to date equals approximately $100,000.00. The Convenience Claims are, however, subject to (i) objections to be filed by the Debtors by the deadline to be set by the Bankruptcy Court, (ii) set off rights in respect of certain of such Convenience Claims, and (iii) potential avoidance actions being prosecuted or to be prosecuted by the Debtors or the Liquidating Trustee. Ballots provided to Holders of Allowed Unsecured Claims will give such Holders the option of “opting in” to Class 4 if their Allowed Unsecured Claim exceeds $1,000 and receiving a Distribution of $1,000.00 on the Effective Date in full satisfaction of such Allowed Convenience Claim. The Debtors are unable to estimate how many Holders of Allowed Unsecured Claims may “opt-in” to Class 4 during the balloting process.

The Debtors estimate that Holders of Allowed Convenience Claims will receive a Distribution equal to 100% of their Allowed Convenience Claims from Available Cash on the Effective Date.

5.          Class 5. Allowed Unsecured Claims. Each Holder of an Allowed Unsecured Claim against the Debtors’ Estate shall receive Distributions on a pro rata basis with the Holders of all Allowed Unsecured Claims in this Class 5. The Distributions to the Holders of Allowed Unsecured Claims hereunder shall be made on each Distribution Date and shall be made from the Available Cash on deposit from time to time with the Debtors and/or the Liquidating Trust, as applicable in accordance with the terms of this Plan. No Distribution shall be made to Holders of Allowed Unsecured Claims in this Class 5 unless and until all Allowed Administrative Claims, all Allowed Post-Confirmation Administrative Claims, all Allowed Priority Tax Claims and all Allowed Claims in Classes 1, 2, 3 and 4 have been paid in full, reserved or otherwise resolved, and/or included in or accounted for in the Distribution at issue.

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The Debtors estimate that the total amount of Allowed Unsecured Claims is approximately $7,300,000 plus amounts for unliquidated claims which are unknown at this time. The Unsecured Claims are, however, subject to (i) objections to be filed by the Debtors by the deadline to be set by the Bankruptcy Court, (ii) set off rights in respect of certain of such Unsecured Claims, and (iii) potential avoidance actions being prosecuted or to be prosecuted by the Debtors or the Liquidating Trustee. As set forth in the Liquidation Analysis attached hereto as Exhibit D, the Debtors estimate that the dividend to Holders of Allowed Unsecured Claims will be 46%, subject to the assumptions contained therein.

6.          Class 6. Allowed Interests. Each Holder of an Allowed Interest in the Debtors as of the Effective Date shall receive Distributions on a pro rata basis with the Holders of all such Allowed Interests in this Class 6. The Distributions to the Holders of Allowed Interests hereunder shall be made on each Distribution Date and shall be made from the Available Cash on deposit from time to time from the Debtors or Liquidating Trust, as applicable, provided however, that no Distribution shall be made to Holders of Allowed Interests in this Class 6 unless and until all Allowed Administrative Claims, all Allowed Post-Confirmation Administrative Claims, all Allowed Priority Tax Claims and all Allowed Claims in Classes 1 through 5 have been paid in full, reserved or otherwise resolved and/or included in or accounted for in the Distribution at issue. Subject to the right to receive Distributions hereunder, all Interests in the Debtors shall be extinguished and canceled as of the Effective Date.

The Debtors do not anticipate that the Holders of Class 6 Allowed Interests will receive any Distributions under the Plan. In the event that Holders of Class 6 Allowed Interests receive any Distributions under the Plan, such Distributions shall be made on a pro-rata basis determined by the ratio of the number of shares in the Debtors owned by each such Holder divided by the total number of outstanding shares as of the Effective Date. Neither the Debtors nor the Liquidating Trustee shall have an obligation to make a Distribution to any Person who was not a Holder of Interests on the Effective Date.

E.	Implementation of the Plan

1.          Transfer and Vesting of Property of the Estates.

On the Effective Date of the Plan, (i) the Liquidating Trust Assets shall vest in, and be transferred to, the Liquidating Trust, which Liquidating Trust shall constitute, be appointed as and be deemed a representative of the Estate pursuant to and in accordance with the terms of Section 1123(b)(3)(B) of the Bankruptcy Code solely for the benefit of all Holders of Allowed Unsecured Claims and Allowed Interests under the Plan with respect to, among other things, any Litigation Claims, and (ii) the Liquidating Trust, through the Liquidating Trustee, is and shall be authorized and appointed to investigate, prosecute, enforce, pursue and settle, and continue to investigate, prosecute, enforce, pursue and settle, the liquidation of such Liquidating Trust Assets, including Litigation Claims as a representative of the Estate pursuant to and in accordance with the terms of Section 1123(b)(3)(B) of the Bankruptcy Code solely for the benefit of all Holders of Allowed Unsecured Claims and Allowed Interests under the Plan.

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The Liquidating Trust shall be created for the primary purpose of liquidating assets transferred to it, with no objective to continue to engage in the conduct of a trade or business except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Liquidating Trust. The Estates will treat the transfer of assets to the Liquidating Trust for all purposes of the Internal Revenue Code as a transfer to beneficiaries to the extent that the the Holders of Allowed Claims are the beneficiaries of the Liquidating Trust. Accordingly, the transfer will be treated as a deemed transfer to the beneficiary-creditors followed by a deemed transfer by the beneficiary-creditors to the Liquidating Trust. The beneficiaries of the Liquidating Trust will be treated as the trust grantors and deemed owners of the Liquidating Trust.

The Liquidating Trustee will file tax returns for the Liquidating Trust as a grantor trust in accordance with IRC Reg. Sec. 1.671-4(a). In addition, the Liquidating Trustee will provide for consistent valuation of property transferred to the Liquidating Trust and those valuations must be used for all federal income tax purposes by the Estates, the Liquidating Trust and the beneficiaries.

NOTWITHSTANDING ANYTHING IN THE PLAN TO THE CONTRARY, THE VESTING IN AND TRANSFER OF THE LIQUIDATING TRUST ASSETS TO THE LIQUIDATING TRUST SHALL BE FREE AND CLEAR OF ANY AND ALL LIENS, CLAIMS, ENCUMBRANCES AND INTERESTS OF ANY KIND WHATSOEVER, EXCEPT AS EXPRESSLY PRESERVED AND PROVIDED FOR IN THE PLAN AND THE CONFIRMATION ORDER. FOR AVOIDANCE OF DOUBT, THE LIENS AND SECURITY INTERESTS OF WELLS FARGO, TO THE EXTENT ALLOWED UNDER AND PURSUANT TO CLASS 2 HEREIN SHALL SURVIVE CONFIRMATION OF THE PLAN SUBJECT IN ALL EVENTS TO THE TREATMENT OF THE CLASS 2 ALLOWED SECURED CLAIM OF WELLS FARGO.

Notwithstanding anything in the Plan to the contrary, confirmation of the Plan shall divest the Debtors of any and all right, title and/or interest in the Assets or the Liquidating Trust Assets, such that the Debtors shall not have any rights or authority in respect of any Assets or Liquidating Trust Assets vested in the Liquidating Trust.

The Liquidating Trust is a mechanism for the liquidation and monetization of the Liquidating Trust Assets. The Liquidating Trust will be utilized to hold the Liquidating Trust Assets until they can be liquidated and monetized in an orderly fashion. The proceeds from the liquidation of the Liquidating Trust Assets shall be deposited into the Collected Cash Accounts maintained by the Liquidating Trust. All Distributions shall be made from the Collected Cash Accounts in accordance with the terms of the Plan. The Liquidating Trust will not continue or engage in the conduct of any trade or business, except to the extent necessary to accomplish the liquidation and distribution of Liquidating Trust Assets and the proceeds thereof.

From and after the Effective Date, the Liquidating Trust, though the Liquidating Trustee, shall expeditiously seek to collect, liquidate, sell and/or reduce to Cash all Liquidating Trust Assets, including, without limitation, through the pursuit of the Litigation Claims. The Plan will be funded with (a) the remaining Available Cash after the Debtors’ payment of certain Allowed Claims on the Effective Date as provided in this Plan, and (b) funds added to Cash from and after the Effective Date from, among other things, the liquidation of the Liquidating Trust Assets.

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All Distributions on the Effective Date shall by payable with Available Cash by the Debtors. On the Effective Date, the Debtors shall be authorized to pay from the Available Cash all Allowed Administrative Claims, including Administrative Vendor Claims, all Allowed Priority Claims, all Allowed Priority Tax Claims, the fees of the Office of the United States Trustee and Allowed Convenience Claims all in accordance with the terms of the Plan. The Liquidating Trustee shall be primarily responsible for making Distributions under the Plan after the Effective Date to Holders of Allowed Unsecured Claims and Allowed Interests. In making Distributions under the Plan, the Liquidating Trust will comply with all withholding and reporting requirements imposed by federal, state or local taxing authorities. All Distributions pursuant to the Plan will be subject to all applicable withholding and reporting requirements.

The Liquidating Trust may require any Creditor with an Allowed Unsecured Claim or Holder of an Allowed Interest entitled to a Distribution under the Plan to furnish its, his or her employer or taxpayer identification number (the “TIN”) assigned by the Internal Revenue Service. Any Distribution under the Plan may be conditioned on the receipt of such TIN. If any such Holder of an Allowed Unsecured Claim or an Allowed Interest entitled to a Distribution hereunder fails to provide a requested TIN within forty-five (45) days after the request thereof, then such failure shall be deemed to be a waiver of such Holder’s interest in any future Distributions, including the right to receive any future Distributions.

2.          The Liquidating Trustee and the Powers and Duties of the Liquidating Trustee.

The Liquidating Trustee under the Plan shall be Soneet R. Kapila. The Liquidating Trustee shall act in a fiduciary capacity for the Holders of all Allowed Unsecured Claims and, if applicable, Allowed Interests under the Plan and shall have only those rights, powers and duties conferred to him by the Plan and the Liquidating Trust Agreement, as well as the rights and powers of a trustee under sections 542 through 552 of the Bankruptcy Code and the duties of a trustee under sections 704(1),(2),(4),(5),(7) and (9) of the Bankruptcy Code. The Liquidating Trustee shall hold all Liquidating Trust Assets in trust for the benefit of the Holders of Allowed Unsecured Claims and Allowed Interests. The Liquidating Trustee shall maintain a Collected Cash Account for the Liquidating Trust in accordance with the terms of the Plan. Confirmation of the Plan shall constitute and confirm the appointment of the Liquidating Trustee for the Liquidating Trust, including to (a) exercise the rights, power and authority of the Liquidating Trust under the applicable provisions of the Plan and bankruptcy and non-bankruptcy law, and (b) otherwise implement the Plan, wind up the affairs of the Estates and the Liquidating Trust and close the Chapter 11 Cases. In addition, the Liquidating Trustee shall be authorized to retain Post Confirmation Professionals in the exercise of his business judgment to represent the Liquidating Trust in performing and implementing the Plan and the Liquidating Trustee’s duties under the Plan, including to pursue Litigation Claims and in respect of any issue, proceeding, claim or cause of action. Specifically, the Trustee shall be authorized to engage the law firms of Genovese Joblove & Battista, P.A., Bast Amron, LLP and Ehrenstein, Charbonneau Calderin to represent the Liquidating Trust for specified purposes post confirmation. In connection therewith, the Trustee shall advise and consult with the Oversight Committee of the bases and reasons for his decision on such engagement(s) and the respective fee arrangements in connection therewith, and shall take into consideration any input of the Oversight Committee in connection therewith. The Liquidating Trustee shall also be authorized to engage the firm of Kapila & Company to act as financial advisor and/or experts to the Liquidating Trust.

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The Liquidating Trust, through the Liquidating Trustee, shall have the right to prepare, file, assert, commence, prosecute and settle, or continue to prosecute in the case of existing actions, any and all Litigation Claims and shall be substituted as the real party in interest in any such actions commenced by the Debtors and/or the Unsecured Creditors’ Committee or by or against the Debtors and/or the Unsecured Creditors’ Committee. The Liquidating Trustee shall prosecute or defend, as appropriate, such actions through final judgment, any appeals deemed necessary and appropriate by the Liquidating Trustee and the Liquidating Trustee shall have the power and authority (A) to enter into such settlements as the Liquidating Trustee deems to be in the best interest of the Holders of Allowed Unsecured Claims and Allowed Interests, subject to Bankruptcy Court approval after notice and a hearing in accordance with Bankruptcy Rule 9019; or (B) subject to Bankruptcy Court approval after notice and a hearing, to abandon, dismiss and/or decide not to prosecute any such Litigation Claims if the Liquidating Trustee deems such action to be in the best interest of the Holders of Allowed Unsecured Claims and Allowed Interests.

In advance of confirmation of this Plan, the Debtor, through Kapila, has consented to the engagement by the Unsecured Creditors’ Committee of the law firm of Bast Amron, LLP to act as special counsel to the Unsecured Creditors’ Committee to investigate the existence and viability of the Potential D&O Claims. The Debtors and the Debtors’ professionals shall work together with Bast Amron in the continued investigation of the Potential D&O Claims and shall share any and all information and discovery obtained by the Debtors with Bast Amron. The Debtors and the Unsecured Creditors’ Committee shall continue to operate under a common interest agreement so as to protect the confidentiality of any such information and/or discovery. On or prior to November 15, 2012, Bast Amron and the professionals to the Debtors (or the Liquidating Trustee if the Plan has been confirmed by such date) shall report to both the Unsecured Creditors' Committee/Oversight Committee and the Debtors (if prior to confirmation of the Plan) or the Liquidating Trustee (if after confirmation) the results of the investigation of the Potential D&O Claims (the “Report”). The Report shall be subject to the common interest privilege, the work product doctrine and/or the attorney client privilege between the Unsecured Creditors’ Committee, the Debtors and their respective counsel and shall be confidential.

In the event the Unsecured Creditors’ Committee and the Debtors, prior to the Effective Date, or the Liquidating Trustee and the Oversight Committee, after the Effective Date, agree as to the existence, extent and targets of the Potential D&O Claims, then the Liquidating Trustee and/or the Unsecured Creditors’ Committee/Oversight Committee (as applicable) shall make a claim against the Debtors’ director and officer insurance policies prior to the expiration therefor, which is December 10, 2012. Thereafter, the Liquidating Trustee shall be authorized to, and shall, commence and prosecute such Potential D&O Claims on behalf of the Liquidating Trust. In connection therewith, the Liquidating Trustee shall be authorized to engage any and all professionals as he deems appropriate in the exercise of his best business judgment to prosecute the Potential D&O Claims. The Liquidating Trustee shall be authorized to negotiate the most favorable fee arrangements possible to the Liquidating Trust with such professionals. In connection therewith, the Liquidating Trustee shall advise the Oversight Committee of the basis and reasons for his decision on such fee arrangements and shall take into consideration any input of the Oversight Committee in connection therewith. The Liquidating Trustee agrees to give preference to and favorably consider the engagement of Bast Amron, LLP as one of the professionals in connection therewith. In connection with the engagement of any legal professionals, the Liquidating Trustee shall not agree to any contingency fee that exceeds 35% of gross recoveries to the Liquidating Trust in respect of any Litigation Claims being pursued.

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In the event the Liquidating Trustee elects not to pursue the Potential D&O Claims, then the Liquidating Trustee shall promptly advise the Oversight Committee of such decision and the Oversight Committee shall be authorized to, and shall be and is hereby vested with the right and power to, prosecute the Potential D&O Claims on behalf of the Liquidating Trust. The Oversight Committee shall also be authorized to engage professionals to represent the Liquidating Trust in connection therewith and to negotiate the most favorable fee arrangements possible to the Liquidating Trust with such professionals. In connection with the engagement of any legal professionals, the Oversight Committee shall not agree to any contingency fee that exceeds 35% of recoveries to the Liquidating Trust in respect of the Potential D&O Claims being pursued. In any such prosecution, the Oversight Committee shall cause its professionals to cooperate and share information with the Liquidating Trustee under a common interest agreement. Likewise, in any prosecution of Litigation Claims by the Liquidating Trustee, the Liquidating Trustee shall cause its professionals to cooperate and share information with the Oversight Committee under a common interest agreement. Any proceeds recovered from the prosecution of the Potential D&O Claims by the Oversight Committee shall be deposited into the Liquidating Trust.

In the event the Liquidating Trustee, after commencing the Potential D&O Claims, decides to dismiss such Potential D&O Claims for no consideration, then the Liquidating Trustee shall be required to obtain the consent of the Oversight Committee to do so. In the event the Oversight Committee does not provide such consent, then the Liquidating Trustee shall be authorized to seek an order of the Bankruptcy Court substituting the Oversight Committee as plaintiff in any such action, upon the entry of which the Liquidating Trustee shall be relieved of any and all liability or responsibility in connection with such action, and the Oversight Committee shall be empowered to continue the prosecution thereof. The Oversight Committee shall not oppose any such motion to substitute plaintiffs in the Potential D&O Claims in accordance herewith.

In the event the Liquidating Trustee, after commencing the Potential D&O Claims, decides to settle any such Potential D&O Claims, then the Liquidating Trustee shall report and make a recommendation to the Oversight Committee in connection therewith. In the event the Oversight Committee consents to such settlement, then the Liquidating Trustee shall be authorized to proceed with such settlement and seek Bankruptcy Court approval thereof.

In addition and except as otherwise specifically preserved herein, the Liquidating Trust, through the Liquidating Trustee, will have authority to take all actions necessary to: (a) hold, manage, protect, administer, collect, sell, liquidate, prosecute, transfer, resolve, settle, adjust, invest, distribute, or otherwise dispose of any Liquidating Trust Assets; (b) reconcile Claims and contest objectionable Claims and Disputed Claims; (c) make all Distributions to be funded under the Plan; (d) pay all necessary expenses incurred in connection with the duties and responsibilities of the Liquidating Trustee under the Plan, and to borrow funds if and to the extent necessary to do so; (e) administer, implement and enforce all provisions of the Plan applicable to the Liquidating Trust; (f) file tax returns and make other related corporate filings related to the Debtors; (g) administer the Plan and the Liquidating Trust Assets; (h) abandon any of the Liquidating Trust Assets, (i) to invest Cash in accordance with Section 345 of the Bankruptcy Code or otherwise as permitted by order of the Bankruptcy Court, (j) to purchase and carry all insurance policies and pay all premiums and costs deemed necessary and advisable, and (k) undertake such other responsibilities as are reasonable and appropriate in connection with the Plan.

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The Liquidating Trustee shall post a bond in favor of the Liquidating Trust in an amount equal to the greater of: (i) $10,000 or; (ii) 110% of the book value of the Liquidating Trust Assets, provided however that the book value of Litigation Claims for purposes of the bond shall be zero. The cost of such bond is payable from the Liquidating Trust Assets. After making each successive Distribution provided for under the Plan, the Liquidating Trustee shall have the right to seek a refund of the bond premium based upon the diminution of the Liquidating Trust Assets resulting from each such Distribution.

The Liquidating Trustee may resign at any time provided; however, that the Liquidating Trustee shall file a motion with the Bankruptcy Court in connection therewith and request that a successor or replacement Liquidating Trustee be appointed in accordance herewith, which motion shall be on notice to the top twenty (20) unsecured creditors with Allowed Claims, the Oversight Committee and the Office of the United States Trustee. The Office of the United States Trustee or any party in interest, by motion filed with the Bankruptcy Court, or the Bankruptcy Court on its own order to show cause, may seek to remove the Liquidating Trustee for cause, including under Section 324 of the Bankruptcy Code, for the violation of any material provision of the Plan, or in the event the Liquidating Trustee becomes incapable of acting as the Liquidating Trustee as a result of physical or mental disability and such physical or mental disability continues for a period in excess of thirty (30) days (except in the case of death, in which instance, the procedures for replacement will begin immediately). In the event of a resignation or removal, the Liquidating Trustee, unless he is incapable of doing so, shall continue to perform his duties hereunder until such a time as a successor is approved by a Final Order of the Bankruptcy Court. In the event the Liquidating Trustee resigns or is removed, the successor Liquidating Trustee shall be elected in the manner prescribed by Section 1104(b) of the Bankruptcy Code. Notwithstanding the foregoing, the Office of the United States Trustee is not responsible for the oversight of the Liquidating Trustee.

3.          The Oversight Committee and the Powers and Duties of the Oversight Committee.

Upon the Effective Date, the Oversight Committee shall be formed. The Oversight Committee shall consist of three (3) members to be selected prior to the Effective Date by the Unsecured Creditors’ Committee, and shall consist of at least two (2) members of the existing Committee. The Oversight Committee shall be entitled to engage counsel to represent its interests, the fees and expenses of which will be paid by the Liquidating Trust as Post Confirmation Administrative Claims. The Liquidating Trustee shall periodically report to the Oversight Committee the progress being made by the Liquidating Trustee in respect of the Liquidating Trustee’s powers and duties set forth herein. The Liquidating Trustee shall consult with the Oversight Committee in respect of any material decisions concerning the Liquidating Trust, including as set forth in more detail below certain decisions in respect of the Potential D&O Claims. The Oversight Committee shall be deemed a party in interest with standing to be heard on any matter involving the Liquidating Trust. The Oversight Committee and its members shall be fiduciaries of, and shall have fiduciary duties to the Holders of Allowed Unsecured Claims and, if Allowed Unsecured Claims have been satisfied in full, to Allowed Interests in the same manner as the Liquidating Trustee. The duties of the Oversight Committee shall terminate upon the termination of the Liquidating Trust. The members of the Oversight Committee shall serve without compensation, other than reimbursement of reasonable and necessary out of pocket expenses incurred in connection with such service. The powers and duties of the Oversight Committee shall be limited to those specifically set forth in the Plan.

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A majority of the members of the Oversight Committee shall constitute a quorum for the transaction of business at any meeting of the Oversight Committee, with a majority of those present at any meeting being required to take any action by the Oversight Committee. The Oversight Committee is authorized to adopt other and further by-laws for the governance of the Oversight Committee not inconsistent with the provisions hereof. .

In the event of a vacancy on the Oversight Committee (whether by removal, death or resignation) a new member shall be appointed to fill such position by the remaining members of the Oversight Committee, provided however that no such new member shall be the subject of existing or potential Litigation Claims. In the event the Oversight Committee is not comprised of three or more persons, then the Oversight Committee shall terminate and the remaining members thereof shall be relieved of any further responsibilities hereunder.

4.          Dissolution of the Debtors.

From and after the Effective Date, the Liquidating Trustee shall dissolve the Debtors, or cause the Debtors to be dissolved, as corporations. In addition, from and after the Effective Date of the Plan, the Liquidating Trustee shall take any and all action and execute any and all documents as may be necessary to effectuate such dissolution except to the extent the Liquidating Trustee deems it necessary to prosecute Litigation Claims under the Plan in the name of the Debtors. Unless dissolved earlier by the Liquidating Trustee pursuant hereto, upon the distribution of all Liquidating Trust Assets pursuant to the Plan, the Debtors will be dissolved for all purposes effective as of the final Distribution Date without the necessity for any other or further actions to be taken by or on behalf of the Debtors or payments to be made in connection therewith; provided, however, that the Liquidating Trustee shall be authorized to file with the official public office for keeping corporate records in the Debtors’ respective states of incorporation or organization a certificate of dissolution or equivalent document. Such a certificate of dissolution may be executed by the Liquidating Trustee without need for any action or approval by the Holders of Claims and/or Interests or the board of directors of the Debtors. From and after the Effective Date, the Debtors (a) for all purposes will be deemed to have withdrawn their business operations from any state in which the Debtors were previously conducting, or registered or licensed to conduct, their business operations, and will not be required to file any document, pay any sum or take any other action, in order to effectuate such withdrawal, (b) will be deemed to have cancelled pursuant to the Plan all Interests, and (c) will not be liable in any manner to any taxing authority for franchise, business, license or similar taxes accruing on or after the Effective Date.

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5.          Fees of the Liquidating Trustee.

The Liquidating Trustee shall be compensated for his services as Liquidating Trustee hereunder. The Liquidating Trustee shall receive compensation for his services in accordance with the provisions of Section 326 of the Bankruptcy Code applicable to a chapter 7 trustee. For avoidance of doubt, the Liquidating Trustee shall not be compensated for Distributions made by the Debtors on the Effective Date of the Plan, provided however, that the Liquidating Trustee shall be compensated for Distributions made to the Disputed Claims Reserve and subsequently distributed to Holders of Allowed Claims or Interests from the Disputed Claims Reserve. The Liquidating Trust, through the Liquidating Trustee, may engage counsel, financial advisors and other professionals, including counsel, financial advisors and other professionals engaged by the Debtors and the Unsecured Creditors’ Committee during the Chapter 11 Cases, to represent him in connection with his duties under the Plan, including as set forth above (the “Post Confirmation Professionals”). The Liquidating Trustee shall consult with and consider the recommendations of the Oversight Committee concerning the retention of Post Confirmation Professionals, and the terms of their engagement. Notwithstanding the foregoing, Post Confirmation Professionals shall not be precluded from representing the Liquidating Trust to the extent that certain of their Administrative Claims remain unpaid from the Estates. Any fees and expenses of such Post Confirmation Professionals, including any professionals engaged by the Oversight Committee pursuant to the terms hereof, shall constitute Post Confirmation Administrative Claims and shall be paid from Cash in accordance herewith so long as the Liquidating Trust is current with filing the required reports with the Office of the United States Trustee and payment of fees to the Office of the United States Trustee. The Liquidating Trustee and the Post Confirmation Professionals shall be paid 90% of their fees and 100% of their costs on a monthly basis, but shall file fee applications no less frequently than every 120 days seeking approval of fees and expenses to be awarded by the Bankruptcy Court, including approval of the amounts paid on a monthly basis. A Post Confirmation Professional who fails to file an application seeking approval of compensation and expenses previously paid when such application is due every 120 days shall preclude such Post Confirmation Professional from being paid monthly as provided herein until an interim fee application has been filed and heard by the Bankruptcy Court. The Bankruptcy Court shall retain jurisdiction to allow or disallow all Post-Confirmation Administrative Claims of the Liquidating Trustee and the Professionals. The invoices for services rendered and out-of-pocket expenses incurred which are to be submitted shall be sufficiently detailed to identify the hours worked, the rates charged and the work performed.

The Liquidating Trust may employ such staff and obtain such equipment and premises as are reasonably necessary to carry out its functions and duties, store the books and records of the Debtors and compensate such staff and pay for such equipment and premises from the Liquidating Trust Assets.

6.          Disputed Claims Fund.

On the Effective Date of the Plan, or as soon thereafter as possible, the Liquidating Trustee shall establish the Disputed Claims Fund. The Liquidating Trustee shall be primarily responsible for making the Distributions to the Holders of Allowed Unsecured Claims and Allowed Interests pursuant to the terms of the Plan, provided that the Disputed Claims Fund, if applicable, is maintained as well as sufficient funds to pay and reserve for all Post Confirmation Administrative Claims.

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To the extent there exist as of the Effective Date Disputed Claims in any Class, the Liquidating Trust shall cause Cash to be reserved from any Distribution in an amount equal to the Pro Rata portion of such Distribution to which such Disputed Claim would be entitled if allowed in the amount asserted by the Holder of such Disputed Claim. If a Disputed Claim is thereafter allowed, in part or in full, then the Liquidating Trustee shall, from Cash theretofore deposited into the Disputed Claim Fund allocable to such Claim, distribute to the Holder of any such Claim an amount equal to such Holder’s pro rata share, based on such Allowed Claim, of all Distributions previously made to Holders of Allowed Claims in the Class of Claims at issue. The balance, if any, of the Cash reserved for such Disputed Claim, including in the event the Disputed Claim is disallowed in its entirety, shall be held by the Liquidating Trust. Notwithstanding anything herein to the contrary, no interest shall accrue or be payable on the Cash deposited into the Disputed Claims Fund in respect of any Disputed Claims.

7.          Indemnity of Liquidating Trustee and Members of the Oversight Committee.

The Liquidating Trust shall indemnify and hold the Liquidating Trustee and members of the Oversight Committee harmless from and against any damages, costs, claims and other liabilities incurred in connection with their respective duties and responsibilities hereunder, other than those damages, costs, claims and other liabilities that result from their gross negligence, self dealing, fraud, breach of fiduciary duty or willful misconduct.

8.          Miscellaneous.

Notwithstanding anything to the contrary in the Bankruptcy Rules providing for earlier closure of these Chapter Cases, when all Disputed Claims against the Estate have become Allowed Claims or have been disallowed by Final Order, and all remaining Liquidating Trust Assets have been liquidated and converted into Cash (other than those Liquidating Trust Assets abandoned), and such Cash has been distributed in accordance with the Plan, or at such earlier time as the Liquidating Trustee deems appropriate, the Liquidating Trustee shall file a final accounting with the Bankruptcy Court, together with a final report, and shall seek authority from the Bankruptcy Court to close these Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules. The Liquidating Trustee shall serve until such time as the entry of a Final Decree closing these Chapter 11 Cases, at which time the Liquidating Trustee, the members of the Oversight Committee and the Post Confirmation Professionals engaged by them shall be discharged and shall have no further responsibilities under the Plan or otherwise in respect of these Chapter 11 Cases and the Liquidating Trust..

9.          Treatment of Claims and Injunctions.

Except as provided in the Plan or the Confirmation Order with respect to the rights of and treatment afforded the Holders of Allowed Claims and Allowed Interests, as of the Effective Date, all Persons who have held, hold or may hold Claims, rights, causes of action, liabilities or any equity Interests with respect to the Debtors or their Assets based upon any act or omission, transaction or other activity of any kind or nature that occurred or arose prior to the Effective Date, regardless of the filing, lack of filing, allowance or disallowance of such a Claim or Interest and regardless of whether such Person has voted to accept the Plan and any successors, assigns or representatives of the foregoing, will be precluded and permanently enjoined on and after the Effective Date from, on account of such Claims, rights, causes of action, liabilities or any equity Interests: (1) commencing or continuing in any manner any action or other proceedings against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (3) creating, perfecting or enforcing any lien or encumbrance against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets; (4) asserting against the Liquidating Trust, the Liquidating Trustee or the Liquidating Trust Assets, a setoff, right or claim of subordination or recoupment of any kind against any debt, liability or obligation due to the Debtors; and (5) commencing or continuing any action, in any manner, in any place that does not comply with or that is inconsistent with the provisions of the Plan.

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10.         No Res Judicata Effect.

Notwithstanding anything to the contrary in the Plan or in the Disclosure Statement, the provisions of the Disclosure Statement and the Plan that permits the Liquidating Trust to enter into settlements and compromises of any Litigation Claims shall not have, and are not intended to have, any res judicata or collateral estoppel effect with respect to any Litigation Claims that are not otherwise identified or treated under the Plan and shall not be deemed a bar to asserting such Litigation Claims regardless of whether or to what extent such Litigation Claims are specifically described in the Plan or Disclosure Statement relating hereto. Unless any of the Litigation Claims are expressly waived, relinquished, exculpated, released, compromised or settled in the Plan or by Final Order of the Bankruptcy Court, all such Litigation Claims are expressly reserved and preserved for later adjudication and, therefore, no preclusion doctrine, including without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such Litigation Claims upon or after Confirmation or consummation of the Plan.

Furthermore, notwithstanding any provision or interpretation to the contrary, nothing in the Plan or the Confirmation Order, including the entry thereof, shall be deemed to constitute a release, waiver, impediment, relinquishment or bar, in whole or in part, of or to any recovery rights or any other claim, right or cause of action possessed by the Debtors prior to the Effective Date. The Liquidating Trust, as applicable, shall have the authority to settle claims and litigation as provided in and in accordance with the Plan, provided that all such settlements shall be subject to the settlement standards imposed by Bankruptcy Rule 9019 and the standards set forth in In re Justice Oaks II, Ltd., 898 F. 2d 1544, 1549 (11th Cir. 1990).

10.        Dissolution of Committee.

Upon the Effective Date, the Unsecured Creditors’ Committee shall be deemed dissolved, except with respect to applications for Administrative Claims of Professionals for the Unsecured Creditors’ Committee. Further, upon the Effective Date, the members of the Unsecured Creditors’ Committee shall be released and discharged from all rights, duties and liabilities arising from, or related to, the Chapter 11 Cases.

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11.       Applicability of Injunction/Stay as to Assets of Estate/Exculpation

Unless otherwise provided herein, all injunctions or stays applicable to the Assets of the Estates, whether pursuant to Section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, will remain in full force and effect with respect to the Liquidating Trust and the Liquidating Trust Assets. In addition, the Liquidating Trustee shall have the right to invoke the provisions of the Bankruptcy Code made applicable by the Plan to the Liquidating Trust and all of the Bankruptcy Rules until the entry of a Final Decree closing these Chapter 11 Cases. Notwithstanding the above, the Debtors are not entitled to and shall not receive a discharge under section 1141(d) of the Bankruptcy Code. In addition, the Plan does not release or waive any Litigation Claims.

Neither the Debtors, the Chief Restructuring Officer, the Unsecured Creditors’ Committee nor any Professionals engaged by the Debtors or the Unsecured Creditors’ Committee shall have or incur liability to any Person, including to the Holder of any Claim or Interest, for any act taken or omission made in connection with the filing, negotiating, prosecuting, administering, formulating, implementing, confirming or consummating the Plan or the Assets to be distributed under the Plan. Further, neither the Liquidating Trustee, nor the Oversight Committee nor any of their respective agents, advisors, or Post Confirmation Professionals shall incur any liability to the Debtors, the Unsecured Creditors’ Committee, the Holders of Claims, the Holders of Interests or to any other person or entity for any act or failure to act in furtherance of the rights and obligations under the Plan, except to the extent that such act or failure to act constitutes gross negligence, willful misconduct or fraud.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY PROVISION OF THE PLAN OR THE PLAN ITSELF ACT AS, OR BE DEEMED TO BE, A RELEASE OF ANY LITIGATION CLAIMS, INCLUDING ANY LITIGATION CLAIMS AGAINST PRESENT OR FORMER OFFICERS AND/OR DIRECTORS OF THE DEBTORS AND/OR PROFESSIONALS ENGAGED BY THE DEBTORS PRIOR TO THE PETITION DATE. FOR AVOIDANCE OF DOUBT, ANY AND ALL SUCH LITIGATION CLAIMS SHALL BE FULLY PRESERVED AND TRANSFERRED TO THE LIQUIDATING TRUST.

F.	Preservation of Litigation Claims and Causes of Action.

The Plan provides that, on behalf of the Liquidating Trust, the Liquidating Trustee shall have the right to prepare, file, pursue, prosecute and settle the Litigation Claims whether or not such Litigation Claims have been asserted or commenced as of the Effective Date, as a representative of the estate pursuant to Section 1123(b)(3)(B) of the Bankruptcy Code appointed for such purpose for the benefit of Holders of Allowed General Unsecured Claims and Allowed Interests.

To the extent that certain Litigation Claims are filed by the Debtors and/or the Unsecured Creditors’ Committee and are not resolved prior to the Effective Date, such Litigation Claims will be transferred to and vest in the Liquidating Trust pursuant to the terms of the Plan. The Litigation Claims include specifically the following:1

1 Notwithstanding the specificity of the claims and causes of action described in this Disclosure Statement, nothing in the Plan or herein will limit or restrict in any way the rights of the Liquidating Trustee in connection with pursuing any and all Litigation Claims pursuant to the terms of the Plan.

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a.       Any and all claims and causes of action, including Litigation Claims under state or federal law against any and all of the present and former officers, directors, shareholders, principals, employees, agents and affiliates of, and professionals employed by, the Debtors and of any affiliates of the Debtors,2 including without limitation, in any way related to, including providing aid and assistance in connection with: (i) the operation, management, funding and fund raising of the Debtors, including without limitation, breach of fiduciary duty, negligence, negligent management, fraud, civil theft, civil RICO or conspiracy, conversion, alter ego, misrepresentation, professional malpractice, corporate advantage, theft of corporate opportunities, wasting of corporate assets, equitable subordination of claims, breach of contract and federal or state statutory claims (including securities laws violations), as well as aiding and abetting any of the above; (ii) the sale, transfer, exchange or disposition of any property of the Debtors or any of their respective affiliates, or any preferred stock, common stock or equity or similar interest or securities therein, either prior to or after the Petition Date; or (iii) the conversion, misappropriation or misapplication of property of the Debtors or any of their respective affiliates or any products or proceeds therefrom.

b.      Any and all Claims, choses in action, causes of action suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payments and claims, whether known or unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether assertable directly or derivatively, in law, equity or otherwise, which are owned or held by, or have accrued to, the Debtors or the Estates, whether arising before or after the Petition Date, including without limitation, those which are: (i) property of the Estates of the Debtors under and pursuant to Section 541 of the Bankruptcy Code; (ii) for subrogation and contribution; (iii) for turnover; (iv) for avoidable transfers and preferences under and pursuant to Sections 542 through 550 and 553 of the Bankruptcy Code and applicable state law; (v) to determine the extent, validity and priority of liens and encumbrances; (vi) for surcharge under Section 506(c) of the Bankruptcy Code; (vii) for subordination under Section 510 of the Bankruptcy Code; (viii) related to federal or state securities laws; (ix) direct or derivative claims or causes of action of any type or kind; (x) for professional malpractice against professionals employed by the Debtors; (xi) against any and all current and/or former officers and directors of the Debtors, including for breach of fiduciary duty or improper dividends; (xii) under and pursuant to any policies of insurance maintained by the Debtors, including without limitation, the directors’ and officers’ liability insurance policy; (xiii) for theft of corporate opportunity; (xiv) for collection on accounts, accounts receivables, loans, notes receivables or other rights to payment; (xv) for the right to seek a determination by the Bankruptcy Court of any tax, fine or penalty relating to a tax, or any addition to a tax, under Section 505 of the Bankruptcy Code; (xvi) which arise under or as a result of any section of the Bankruptcy Code, including Section 362; and (xvii) for lender liability against any lender of the Debtors, including but not limited to claims against any such lender for exerting excessive or unreasonable control over the Debtors, for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate, for any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, or any cause of action or defense based on the negligence of such lender, for any “lender liability” theories, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, fraud, mistake, deceptive trade practices, libel, slander, conspiracy, fraudulent conveyance, or any claim for wrongfully taking any action in connection with the foregoing.

2 All such claims and causes of action shall include and encompass, without limitation, any and all claims, including bad faith claims, under any policies of insurance maintained by the Debtors applicable to such claims and causes of action, including, without limitation, directors’ and officers’ liability insurance policies.

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c.      Any and all claims and causes of action, including Litigation Claims, under state or federal law, including federal or state securities laws, against those persons or entities, who participated or had any involvement in, as transferor, transferee, recipient or otherwise, related to the sale, transfer, exchange or disposition of any property of the Debtors or any of their respective affiliates, any preferred stock, common stock, or equity or similar interests or securities in the Debtors or any of their respective affiliates or the products or proceeds thereof, including without limitation, under and pursuant to state preference and fraudulent conveyance laws and Sections 542 through 550 of the Bankruptcy Code.

d.    Any and all claims and causes of action involving or in any way related to the collection of accounts receivables, notes receivables, loans receivables or other receivables owed to the Debtors or any of their respective affiliates.

e.    Any and all claims and causes of action seeking to subordinate, equitably or otherwise, Claims filed against the Estates, or to re-characterize such Claims as equity Interests in the Debtors or any of their respective affiliates.

Each of the Debtors’ Schedules include a listing of payments made in the 90 days immediately preceding the Petition Date and a listing of all payments to insiders made in the one year prior to the Petition Date. Attached hereto as Exhibit B is a listing of the significant transfers, as well as the recipient and amount of money transferred to such recipient, by the Debtors during the 90 day period prior to the Petition Date. Attached hereto as Exhibit C is a listing of the significant transfers to insiders, as well as the recipient and amount of money transferred to such recipient, by the Debtors during the 1 year period prior to the Petition Date. The Debtors’ advisors have performed an initial overview and analysis of such payments. However, since the Debtors’ advisors have yet to complete their analysis of the potential for recovery of all of these payments, the Debtors cannot estimate the amount of any potential recovery from litigation surrounding such payments, if any. The Debtors, the Unsecured Creditors’ Committee and/or the Liquidating Trustee will continue reviewing such transfers and determine whether and which transfers will be pursued in future litigation.

THE SCHEDULE OF POTENTIAL PREFERENCE PAYMENTS ATTACHED TO THIS DISCLOSURE STATEMENT IS NON-EXHAUSTIVE AND MEANT TO BE ILLUSTRATIVE AND SHALL NOT PRECLUDE THE DEBTORS, THE ESTATES, THE LIQUIDATING TRUSTEE OR OTHER AUTHORIZED PERSON OR ENTITY FROM PURSUING OTHER AND ADDITIONAL AVOIDANCE ACTIONS.

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There may be Litigation Claims and causes of action which currently exist or may subsequently arise that are not set forth specifically herein because the facts upon which such Litigation Claims and causes of action rest are not fully or currently known by the Debtors. The failure to list any such Litigation Claims or causes of action is not intended to limit the rights of the Liquidating Trustee to pursue such Litigation Claims and causes of action at such time as the facts giving rise thereto become fully known.

Unless any of the above described Litigation Claims and causes of action are expressly waived, relinquished, exculpated, released, compromised or settled in the Plan or by Final Order of the Bankruptcy Court, all such Litigation Claims and causes of action are expressly reserved and preserved for later adjudication and, therefore, no preclusion doctrine, including without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such Litigation Claims and causes of action upon or after confirmation or consummation of the Plan.

Furthermore, notwithstanding any provision or interpretation to the contrary, nothing in the Plan or the Confirmation Order, including the entry thereof, shall be deemed to constitute a release, waiver, impediment, relinquishment or bar, in whole or in part, of or to any recovery rights or any other claim, right or cause of action possessed by the Debtors or the Estates prior to the Effective Date, including in respect of Litigation Claims.

ANY CREDITOR OR PARTY IN INTEREST VOTING ON THE PLAN SHOULD ASSUME IN CONNECTION WITH SUCH VOTE THAT LITIGATION CLAIMS EXIST AGAINST SUCH CREDITOR OR PARTY IN INTEREST AND THAT THE DEBTORS, THE UNSECURED CREDITORS’ COMMITTEE OR THE LIQUIDATING TRUSTEE INTEND TO AND SHALL PURSUE SUCH LITIGATION CLAIMS.

G.	Alternatives to the Plan.

If the Plan is not confirmed, then one alternative would be the conversion of these Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code, which would require the appointment of a Chapter 7 trustee to control the liquidation and distribution of all Assets of the Debtors and the Estates. The Debtors believe that the conversion of this case to a Chapter 7 would materially adversely affect the timing and amount of the Distributions that would ultimately be made to Holders of Allowed Claims and Allowed Interests, if applicable. Specifically, the Debtors believe that a Chapter 7 trustee, and any professionals engaged by the Chapter 7 trustee, will add additional and unnecessary administrative expense to the Estates, thereby reducing the amounts that could be distributed to Holders of Allowed Claims and Allowed Interests. In addition, under the Plan, Distributions will be made on and shortly after the Effective Date. If this case were converted to a case under Chapter 7, then such distributions will likely be subject to significant delay. In connection therewith, the Debtors refer all creditors and parties in interest to the Liquidation Analysis attached hereto as Exhibit D. As set forth in such Liquidation Analysis, the Debtors assert that there will be a higher distribution to Holders of Allowed Claims and Allowed Interests under the Plan than in a Chapter 7 liquidation.

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The second alternative to the proposed Plan is the dismissal of these Chapter 11 Cases. In that event, however, creditors of the Debtors would quickly file suit or continue with their pre-petition suits against the Debtors in various courts. The courts presiding over any particular court proceeding would not have jurisdiction over any other proceeding, and as a consequence each creditor would be free to undertake such collection activity, including lawsuits, as such creditor deemed appropriate, all in what would amount to a "race to the courthouse." These consequences are exactly the types of activities that the bankruptcy process is designed to avoid. It is only through the bankruptcy process that the Debtors’ creditors can be treated in accordance with each creditor's respective rights.

A third alternative in the event the Plan is not confirmed is that the Debtors, a creditor or another party in interest could attempt to formulate and propose a different plan of reorganization or liquidation. Initially, in order for another party in interest to file an alternate plan, the Bankruptcy Court would have to terminate the Debtors’ exclusive right to file a plan under Section 1121 of the Bankruptcy Code. The Debtors do not believe that an alternate plan under Chapter 11 of the Bankruptcy Code can be formulated that will provide for greater distributions to creditors than provided for under the Plan. Further, the Debtors believe that resolution of the issues in these Chapter 11 Cases must be accomplished as soon as reasonably possible in order to preserve value for creditors. Any alternate plan would likely take significant time to formulate and propose, would likely substantially increase the administrative expenses in the Estates as well as jeopardize any value that is being preserved for the benefit of creditors.

Collectively, these factors clearly evidence that the Debtors’ proposed Plan is superior to a liquidation under Chapter 7 of the Bankruptcy Code, dismissal of these Chapter 11 Cases or the filing of an alternate plan of reorganization or liquidation. The Debtors firmly believe that the Plan results in a fair balancing of all parties' rights, and again urge creditors to vote to accept the Plan.

H.	Tax Analysis

1.          In General

THE FOLLOWING DISCUSSION IS A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN TO HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE ESTATES, BUT IS NOT A COMPLETE DISCUSSION OF ALL SUCH CONSEQUENCES. CERTAIN OF THE CONSEQUENCES DESCRIBED BELOW ARE SUBJECT TO SUBSTANTIAL UNCERTAINTY DUE TO THE UNSETTLED STATE OF THE TAX LAW GOVERNING BANKRUPTCY REORGANIZATIONS. AS OF THE DATE HEREOF, NO RULINGS HAVE BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE (“IRS”) WITH RESPECT TO ANY OF THE TAX ASPECTS OF THE PLAN. FURTHER, THE TAX CONSEQUENCES OF THE PLAN TO THE HOLDERS OF CLAIMS AND INTERESTS MAY VARY BASED UPON THE INDIVIDUAL CIRCUMSTANCES OR EACH HOLDER, AND MAY BE AFFECTED BY MATTERS NOT DISCUSSED BELOW, SUCH AS THE SPECIAL RULES APPLICABLE TO CERTAIN TYPES OF HOLDERS (INCLUDING PERSONS SUBJECT TO SPECIAL RULES, SUCH AS, FOR EXAMPLE, NONRESIDENT ALIENS, LIFE INSURANCE COMPANIES AND TAX-EXEMPT ORGANIZATIONS). IN ADDITION, THERE MAY BE STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE PLAN APPLICABLE TO PARTICULAR HOLDERS OF CLAIMS OR INTERESTS, NONE OF WHICH ARE DISCUSSED BELOW. THEREFORE, THE FOLLOWING SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE BASED UPON THE SPECIFIC CIRCUMSTANCES OF EACH HOLDER OF A CLAIM OR INTEREST, AND EACH HOLDER OF A CLAIM AGAINST OR INTEREST IN THE ESTATES IS URGED TO CONSULT HIS, HER OR ITS TAX ADVISORS CONCERNING THEIR SPECIFIC TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE PLAN, INCLUDING STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

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2.          Tax Consequences To Holders Of Claims

A portion of the consideration received pursuant to the Plan in payment of a Claim may be allocated to unpaid interest, and the remainder of the consideration will be allocated to the principal amount of the Claim. The tax consequences of the consideration allocable to the portion of a Claim related to interest differs from the tax consequences of the consideration allocable to the portion of a Claim related to principal. PAYMENTS FROM A LIQUIDATING TRUST DO NOT CONSTITUTE PRINCIPAL OR INTEREST BUT RATHER A REDUCTION IN THE TAX BASIS OF THE TRUST UNITS HELD BY THE BENEFICIARY.

3.          Federal Income Tax Consequences of the Liquidating Trust.

The Plan provides for the creation of the Liquidating Trust. The Liquidating Trust is intended to be a liquidating trust as such term is used in Revenue Procedure 94-45 promulgated by the Internal Revenue Service. Such Revenue Procedure sets forth certain operating rules and income reporting requirements for the Liquidating Trust, the Plan, the Disclosure Statement and the Liquidating Trust Agreement. Although the Debtors believe that the Liquidating Trust qualifies as a liquidating trust pursuant to Revenue Procedure 94-45, there can be no assurances made that the Liquidating Trust will so qualify. The Trustee or the Liquidating Trustee may (but shall not be required to) seek a private letter ruling from the Internal Revenue Service with respect to each such qualification. However, even if requested, there are no assurances that such classification will be approved by the IRS. In addition, even if requested, such ruling(s) will probably not be available prior to the confirmation of this Plan.

4.          Classification as a Liquidating Trust for Tax Purposes - Requirements.

Revenue Procedure 94-45, 1994-2 C.B. 684, sets forth the requirements that must be met by the Liquidating Trust in order to be classified as such for tax purposes by the Internal Revenue Service. In fact, the Revenue Procedure provides that the Internal Revenue Service will issue a ruling classifying an entity created pursuant to a bankruptcy plan under Chapter 11 of the Bankruptcy Code, as a liquidating trust under Section 301.7701-4(d) of the Treasury Regulations if certain specified conditions are met. The rules set forth in Revenue Procedure 94-45 are intended solely for guidance in preparing ruling requests. Nonetheless, the Liquidating Trust satisfies the conditions of Revenue Procedure 94-45 as follows:

a.        Formation and Purpose. The Liquidating Trust will be formed to liquidate the Assets of the Estates, and to distribute the net proceeds of such liquidation to the Holders of Allowed Unsecured Claims and Allowed Interests therein that will be the beneficiaries of the Liquidating Trust (the “Beneficiaries”). The Liquidating Trust will be created under a confirmed bankruptcy plan for the primary purpose of liquidating the Liquidating Trust Assets. The Liquidating Trustee will make continuing efforts to dispose of the Liquidating Trust Assets, make timely Distributions, and not unduly prolong the duration of the Liquidating Trust.

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b.          Trust Management. The Liquidating Trust Agreement provides that the Liquidating Trustee may undertake only those activities that are reasonably necessary to, and consistent with, the liquidation of the Estates and the distribution of the resulting proceeds to the Beneficiaries. The Liquidating Trust Agreement further provides that under no circumstances may the Liquidating Trust or the Liquidating Trustee have the power to engage in any trade or business or any other activity, except those reasonably necessary to the orderly liquidation of the Liquidating Trust Assets, including the Litigation Claims, and the distribution of the resulting proceeds. The Liquidating Trust will not receive from the Estates any listed stocks or securities or any operating assets of a going business. The Liquidating Trust may receive, however, readily marketable assets in the form of Cash. The only other significant assets the Liquidating Trust from the Estates will receive are Litigation Claims and causes of action which will be pursued by the Liquidating Trustee on behalf of the Beneficiaries. A portion of the Cash will be retained in the Liquidating Trust to meet anticipated future administrative expenses.

c.          Retained Liquid Assets. The Liquidating Trust Agreement provides that the Liquidating Trust shall not receive or retain Cash in excess of a reasonable amount to meet claims and contingent liabilities (including Disputed Claims) or to maintain the value of assets during liquidation. Cash not available for distribution and Cash pending distribution will be held in certificates of deposit, short-term government securities or such other investments as the Bankruptcy Court may approve from time to time. Regardless of whether a reserve is established for Disputed Claims, all of the income of the Liquidating Trust will be treated as subject to tax on a current basis. The Liquidating Trust is required, under the terms of the Liquidating Trust Agreement, to distribute to the Beneficiaries, at least annually, its net income plus all net proceeds from the sale of assets, except that the Liquidating Trustee may retain an amount of net proceeds or net income reasonably necessary to maintain the value of its assets or to meet claims and contingent liabilities (including disputed claims).

d.          Term. The Liquidating Trust Agreement provides that the Liquidating Trust will terminate no later than five years after its formation. If warranted, the term of the Liquidating Trust may be extended for a finite term based on its particular facts and circumstances. The Liquidating Trust Agreement requires that each extension be approved by the Bankruptcy Court within six months of the beginning of the extended term.

e.          Classification Under Internal Revenue Code. The Liquidating Trust Agreement provides that the Liquidating Trust be classified for federal income tax purposes as a "liquidating trust" within the meaning of Section 301.7701-4(d) of the Treasury Regulations.

f.          Reporting Requirements. The Liquidating Trust Agreement provides that the Liquidating Trustee shall file income tax returns as a grantor trust pursuant to Section 1.671-4(a) of the Income Tax Regulations. If determined to be necessary and advisable by the Liquidating Trustee, then the Liquidating Trustee will report to the Beneficiaries in the following manner: The Liquidating Trustee will prepare annual statements that will list items of income, deduction, and credit applicable to the Liquidating Trust in the taxable year. The statement will also specify the pro rata portion of the total items that are attributed to each beneficiary. The statement will also provide that the amount of any depreciation deduction that should be allocated to each beneficiary. A sample calculation will also be included. The statement will be provided to each beneficiary in accordance with Section 1.671-4 of the Treasury Regulations.

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g.          Grantors and Owners. The Liquidating Trust Agreement provides that the Holders of Allowed Unsecured Claims and Allowed Interests therein will be treated as the grantors and deemed owners of the Liquidating Trust respectively and they will be treated for federal income tax purposes as owning undivided interests in its assets.

h.          Valuations. The Liquidating Trust Agreement further provides that the Liquidating Trustee and the Holders of Allowed Unsecured Claims and Allowed Interests therein agree to value all assets transferred to the Liquidating Trust consistently and to use such values for all federal income tax purposes. These valuations shall be without prejudice to the rights and contentions of the parties for any other purpose, including any other purpose under the Bankruptcy Code (including Bankruptcy Code § 506).

7.          Tax Liability on Transfer of Assets to the Liquidating Trust.

On formation, the Liquidating Trust may issue non-transferable certificates of beneficial interests to the Holders of the Allowed Claims and Allowed Interests therein in exchange for their proportionate Allowed Claims and Allowed Interests. Under the Revenue Procedure 94-45, the transfer and vesting of assets in the Liquidating Trust will be treated for all tax purposes, including, without limitation, IRC Section 61(a)(12), 483, 1001, 1012 and 1274, as a deemed transfer to the Holders of the Allowed Unsecured Claims and Allowed Interests therein followed by a deemed transfer by such transferees to the Liquidating Trust. The beneficiaries of the Liquidating Trust are treated as the grantors and deemed owners of the Liquidating Trust. The Estates will treat the deemed transfer of Assets to the Holders of Allowed Unsecured Claims and Allowed Interests as a reportable transfer on the final income tax return of the Estates.

a.          Classification as a Grantor Trust. The Liquidating Trust will be classified as a grantor trust for federal income tax purposes. Section 671 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that where the grantor is treated as the owner of any portion of a trust, there is included in computing taxable income and credits of the grantor, the appropriate items of income, deductions, and credits of the trust. As grantors of the Liquidating Trust, respectively, the Beneficiaries therein are liable for tax on income earned from trust assets before those assets are distributed to such Beneficiaries.

b.          Formation: Tax Consequences to Holders of Allowed Claims. For federal income tax purposes, the Estates will be treated as having distributed a portion of those Assets actually distributed to the Liquidating Trust to the Holders of Allowed Unsecured Claims and Allowed Interests therein in complete satisfaction of all claims held by the such Holders, and such Holders will be treated as having contributed their pro rata share of such Assets to the Liquidating Trust in exchange for their interests therein.

c.          Gain. The Estates will recognize gain on the transfer of its Assets to the creditors and shareholders if, on the date of the transfer, the fair market value of the assets exceeds the adjusted tax basis of the assets. IRC Sections 1001(a) through (d); IRC Section 1011; IRC Section 1012.

d.          Backup Withholding and Information Reporting. Each beneficiary must provide the Liquidating Trustee with his, her or its taxpayer identification number (i.e., social security number or employer identification number). Payors of interest, dividends, and certain other reportable payments are generally required to withhold at the applicable backup withholding rate a portion of such payments if the payee fails to furnish to the payor, his, her or its correct taxpayer identification number. Moreover, the Liquidating Trust may be required to withhold a portion of any payments made to a beneficiary who does not provide his, her or its taxpayer identification number.

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e.          Effect of the Liquidating Trust on Estates. Under the Plan and the Liquidating Trust Agreement, the Holders of Allowed Interests therein retain a remote residuary interest in the Liquidating Trust Assets. Such Holders are entitled to receive the Liquidating Trust Assets in the event the Holders of Allowed Claims therein receive 100% of their Allowed Claims as provided in the Plan. It is currently anticipated that the Holders of Allowed Unsecured Claims in the Estates will receive less than 100% of the value of their present Allowed Claims and therefore the Holders of the Allowed Interests are not expected to receive any Distribution on their present Interests. As such, the Estates’ retained interest in the Liquidating Trust probably will not result in the taxation to the Holders of Allowed Interests.

8.          Duties of Regulatory Agencies

Nothing in this Disclosure Statement or in the Plan shall be construed to preclude a regulatory agency, such as the Securities and Exchange Commission or the Internal Revenue Service, from fulfilling its statutory duties.

9.          Importance of Obtaining Independent Professional Tax Assistance.

THE FOREGOING IS INTENDED AS A SUMMARY ONLY, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING WITH A TAX PROFESSIONAL. THE FEDERAL, STATE AND LOCAL INCOME AND OTHER TAX CONSEQUENCES OF THE PLAN ARE COMPLEX AND, IN SOME CASES, UNCERTAIN. SUCH CONSEQUENCES MAY ALSO VARY BASED ON THE PARTICULAR CIRCUMSTANCES OF EACH HOLDER OF AN ALLOWED CLAIM OR AN ALLOWED INTEREST. ACCORDINGLY, EACH HOLDER OF AN ALLOWED CLAIM AND ALLOWED INTEREST IS STRONGLY URGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE FEDERAL, STATE AND LOCAL INCOME TAX AND OTHER TAX CONSEQUENCES UNDER THE PLAN.

I.           Liquidation Analysis

As a condition to confirmation of the Plan, the Debtors must demonstrate that each creditor holding an impaired Claim will receive at least what it would receive in a Chapter 7 case. This condition is known as the “best interests of creditors test.” Typically, a Chapter 11 disclosure statement provides for a comparison of the projections of the future performance of the reorganized debtor versus what creditors could receive if they rejected the plan and the debtor’s assets were liquidated. In this case, as is authorized by the Bankruptcy Code, the Debtors have filed a Plan which proposes to liquidate all of the Estates’ Assets for the benefit of Holders of Allowed Claims and Allowed Interests. The Debtors believe that the Plan will provide a greater distribution than would be achieved if these Chapter 11 Cases were converted to a Chapter 7. A liquidation analysis for the Estates is attached hereto as Exhibit D.

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J.           Risk Factors

1.          Introduction

This section summarizes some of the risks associated with the Plan and the Debtors’ ability to comply with the terms of the Plan. However, this analysis is not exhaustive and must be supplemented by an evaluation of the Plan and this Disclosure Statement as a whole by each Holder of a Claim or Interest with such Holder’s own advisors.

AS SUCH, HOLDERS OF CLAIMS AGAINST AND INTERESTS IN THE ESTATES SHOULD READ AND CONSIDER CAREFULLY THE FACTORS SET FORTH BELOW, AS WELL AS THE OTHER INFORMATION SET FORTH IN THIS DISCLOSURE STATEMENT, PRIOR TO VOTING TO ACCEPT OR REJECT THE PLAN. THESE RISK FACTORS SHOULD NOT, HOWEVER, BE REGARDED AS CONSTITUTING THE ONLY RISKS INVOLVED IN CONNECTION WITH THE PLAN, ITS IMPLEMENTATION OR ITS SUCCESS.

The risk factors present in a typical plan of reorganization are not present in this Plan because this Plan provides for the liquidation and distribution of all of the Assets through the Liquidating Trust under the control of the Liquidating Trustee. In a typical plan of reorganization, the risks involved in the continued operation and success of a business are usually important to creditors in that proposed distributions to creditors often hinge on the ability of the business to generate sufficient revenue and profit.

2.          Bankruptcy Risks

(a)     Risks Relating to Confirmation

For the Plan to be confirmed, each impaired Class of creditors and Holders of Interests is given the opportunity to vote to accept or reject the Plan, except for those Classes which will not receive any distribution under the Plan and which are, therefore, presumed to have rejected the Plan. There can be no assurance that the requisite acceptances to confirm the Plan will be received. Even if the requisite acceptances are received, there can be no assurance that the Bankruptcy Court will confirm the Plan.

If one or more of the impaired Classes vote to reject the Plan, then the Debtors may request that the Bankruptcy Court confirm the Plan by application of the “cramdown” procedures available under Section 1129(b) of the Bankruptcy Code. There can be no assurance, however, that the Debtors will be able to use the cramdown provisions of the Bankruptcy Code to achieve Confirmation of the Plan.

If the Plan were not to be confirmed, it is unclear what Distribution Holders of Claims and Interests ultimately would receive with respect to their Claims and Interests. If an alternative plan could not be agreed to, it is likely that, pursuant to the liquidation analysis attached hereto as Exhibit D, Holders of Claims and Interests would receive less than they would have received pursuant to this Plan.

Any objection to the Plan by a member of a class of Claims or Interests could also either prevent Confirmation of the Plan or delay such Confirmation for a significant period of time.

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(b)     Other Bankruptcy Risks

If non-Professional Administrative Claims, Priority Tax Claims and/or Priority Claims are determined to be Allowed in amounts greatly exceeding the Debtors’ estimates, then there may be inadequate Available Cash or other property available on the Effective Date to pay such Claims under the Plan, and the Plan would not become effective. The Debtors believe, however, that there is sufficient Available Cash to satisfy all Administrative Claims, including such non-Professional Administrative Claims, Priority Tax Claims and Priority Claims on the Effective Date as provided in the Plan. However, Priority Tax Claims, Priority Claims and Unsecured Claims filed by Governmental Units may be higher than estimated on the attached Exhibit “D.”

K.            Exemption from Stamp or Similar Taxes.

Pursuant to Section 1146(a) of the Bankruptcy Code, the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under this Plan, may not be taxed under any law imposing a stamp tax or similar tax.

L.            CONCLUSION

THE DEBTORS URGE ALL CREDITORS AND PARTIES IN INTEREST TO STUDY THE DISCLOSURE STATEMENT AND TO REVIEW THE PLAN CAREFULLY, TO VOTE ON THE PLAN AND FILE THE BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED BALLOT.

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Respectfully submitted this 16th day of October, 2012.

SMF ENERGY CORPORATION

H&W PETROLEUM COMPANY, INC.

SMF SERVICES, INC.

STREICHER REALTY, INC.

By:	/s/ Soneet R. Kapila
Soneet R. Kapila, Chief Restructuring Officer

GENOVESE JOBLOVE & BATTISTA, P.A.

By:	/s/ Paul J. Battista
Paul J. Battista, Esq.
Fla. Bar No. 884162
Mariaelena Gayo-Guitian, Esq.
Fla. Bar No. 0813818
Heather L. Harmon, Esq.
Fla. Bar No. 013192
100 S.E. 2nd Street, 44th Floor
Miami, FL 33131
Tel. (305) 349-2300
Fax. (305) 349-2310

Attorneys for the Debtors and Debtors-in-Possession

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Exhibit B

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/2/2012	10028	3D Plastics, Inc.	$12,048.80
		3D Plastics, Inc. Total	12,048.80
2/24/2012	41013	AAA Pest Control	97.42
		AAA Pest Control Total	97.42
1/20/2012	40754	Abney & Sons Hardware	184.01
2/3/2012	40847	Abney & Sons Hardware	97.10
2/16/2012	40952	Abney & Sons Hardware	66.23
2/24/2012	41014	Abney & Sons Hardware	11.25
		Abney & Sons Hardware Total	358.59
3/15/2012	10136	Accustest Laboratories Gulf Coast, Inc.	1,173.75
		Accustest Laboratories Gulf Coast, Inc. Total	1,173.75
2/9/2012	40934	Aetna	38,897.36
3/8/2012	10122	Aetna	36,753.29
		Aetna Total	75,650.65
1/27/2012	40833	AFLAC	1,209.16
2/24/2012	41016	AFLAC	1,160.80
4/5/2012	10259	AFLAC	1,052.44
		AFLAC Total	3,422.40
1/20/2012	40755	ALG Truck & Trailer, L.P.	715.35
2/3/2012	40848	ALG Truck & Trailer, L.P.	7,729.87
2/9/2012	40905	ALG Truck & Trailer, L.P.	3,135.54
2/16/2012	40953	ALG Truck & Trailer, L.P.	1,081.97
2/24/2012	41017	ALG Truck & Trailer, L.P.	2,362.56
3/15/2012	10137	ALG Truck & Trailer, L.P.	1,141.88
3/23/2012	10188	ALG Truck & Trailer, L.P.	1,950.65
		ALG Truck & Trailer, L.P. Total	18,117.82
1/20/2012	40756	Allied Waste Services	235.62
2/9/2012	40940	Allied Waste Services	593.04
3/8/2012	10077	Allied Waste Services	357.05
3/15/2012	10138	Allied Waste Services	234.09
		Allied Waste Services Total	1,419.80
2/16/2012	40954	American Business Machines	284.23
3/15/2012	10173	American Business Machines	284.23
		American Business Machines Total	568.46
2/22/2012	Wire	AMEX	6,087.34
3/5/2012	Wire	AMEX	5,936.72
4/5/2012	Wire	AMEX	6,660.96
		AMEX Total	18,685.02
2/16/2012	41005	Angelina County Benefit Rodeo	275.00
		Angelina County Benefit Rodeo Total	275.00
1/20/2012	40757	AT&T	341.00
1/20/2012	40758	AT&T	65.12
2/3/2012	40849	AT&T	24.65
2/3/2012	40851	AT&T	991.38
2/3/2012	40850	AT&T	826.33

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Exhibit Date	Check No.	Payee	Amount
2/9/2012	40906	AT&T	3,864.46
2/16/2012	40955	AT&T	424.55
2/16/2012	41006	AT&T	204.52
3/2/2012	10030	AT&T	33.88
3/2/2012	10031	AT&T	952.45
3/8/2012	10078	AT&T	977.91
3/15/2012	10168	AT&T	212.41
3/29/2012	10235	AT&T	957.80
3/29/2012	10234	AT&T	167.19
4/5/2012	10260	AT&T	27.74
4/5/2012	10261	AT&T	1,133.98
4/11/2012	10286	AT&T	9.92
		AT&T Total	11,215.29
3/15/2012	10139	AW Fleet Service	62.00
		AW Fleet Service Total	62.00
2/22/2012	41012	B&J Equipment, Inc.	911.12
		B&J Equipment, Inc. Total	911.12
3/2/2012	10032	Balcones Minerals	3,492.00
		Balcones Minerals Total	3,492.00
2/9/2012	40944	Barron, Danny	451.78
3/15/2012	10181	Barron, Danny	2,853.43
		Barron, Danny Total	3,305.21
3/8/2012	10079	Bassco Services, Inc.	160.00
		Bassco Services, Inc. Total	160.00
3/8/2012	10080	Becknell Wholesale Company	144.25
		Becknell Wholesale Company Total	144.25
2/3/2012	40852	Behnke Lubricants, Inc.	151.55
3/15/2012	10140	Behnke Lubricants, Inc.	1,129.59
		Behnke Lubricants, Inc. Total	1,281.14
2/16/2012	40956	Bellemare, Marc	310.71
		Bellemare, Marc Total	310.71
3/8/2012	10081	Bens Maines Air Conditioning	6,495.00
		Bens Maines Air Conditioning Total	6,495.00
1/20/2012	40759	Best Water	16.66
2/3/2012	40853	Best Water	20.10
2/16/2012	40957	Best Water	16.66
3/15/2012	10141	Best Water	36.76
		Best Water Total	90.18
3/23/2012	10189	Big City Crushed Concrete	562.88
		Big City Crushed Concrete Total	562.88
1/27/2012	40832	Black, Kenneth D.	405.25
		Black, Kenneth D. Total	405.25
1/20/2012	40798	Blackburn, Heather	335.40
2/16/2012	40958	Blackburn, Heather	733.52
3/15/2012	10184	Blackburn, Heather	646.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Blackburn, Heather Total	1,714.92
1/27/2012	40831	Blackmon, Rosemary	529.87
3/15/2012	10183	Blackmon, Rosemary	500.93
		Blackmon, Rosemary Total	1,030.80
2/9/2012	40907	Bluebonnet Electric Cooperative, Inc.	164.09
3/8/2012	10082	Bluebonnet Electric Cooperative, Inc.	147.93
		Bluebonnet Electric Cooperative, Inc. Total	312.02
2/3/2012	40854	Buckley Oil Company, Inc.	1,382.60
2/24/2012	41018	Buckley Oil Company, Inc.	48,695.70
		Buckley Oil Company, Inc. Total	50,078.30
2/9/2012	40908	Burbank Barrel & Drum, Inc.	3,828.00
		Burbank Barrel & Drum, Inc. Total	3,828.00
4/12/2012	10282	Cal-Ohio Lube Products Co.	2,943.00
		Cal-Ohio Lube Products Co. Total	2,943.00
1/24/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	88,650.36
3/13/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	27,581.20
3/23/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	24,281.88
3/27/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	30,470.93
3/30/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	58,763.05
4/6/2012	Wire	Calumet Shreveport Lubricants & Waxes, LLC	54,978.57
		Calumet Shreveport Lubricants & Waxes, LLC Total	284,725.99
3/15/2012	Wire	CAM2 International, LLC	53,799.06
		CAM2 International, LLC Total	53,799.06
1/20/2012	40760	Capital Office Products	86.48
1/27/2012	40806	Capital Office Products	636.73
2/3/2012	40855	Capital Office Products	449.65
2/9/2012	40909	Capital Office Products	659.94
2/24/2012	41019	Capital Office Products	749.67
3/2/2012	10034	Capital Office Products	340.50
3/8/2012	10083	Capital Office Products	252.96
3/23/2012	10190	Capital Office Products	986.11
		Capital Office Products Total	4,162.04
2/9/2012	40910	CDW Direct, LLC	483.02
		CDW Direct, LLC Total	483.02
1/27/2012	40822	Center Point Energy	166.40
2/3/2012	40856	Center Point Energy	272.90
3/2/2012	10035	Center Point Energy	91.75
3/8/2012	10084	Center Point Energy	149.42
3/29/2012	10237	Center Point Energy	57.33
4/5/2012	10262	Center Point Energy	90.47
		Center Point Energy Total	828.27
1/20/2012	40761	Century Corrugated Container	739.20
		Century Corrugated Container Total	739.20
1/27/2012	40821	Century Link	247.17
2/24/2012	41042	Century Link	242.58

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date:  April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/23/2012	10191	Century Link	241.95
		Century Link Total	731.70
3/15/2012	10142	Chemtool, Inc.	11,712.00
		Chemtool, Inc. Total	11,712.00
1/17/2012	Wire	Chevron Texaco	146,396.42
1/24/2012	Wire	Chevron Texaco	72,016.63
1/30/2012	Wire	Chevron Texaco	61,283.69
1/30/2012	Wire	Chevron Texaco	61,410.09
1/30/2012	Wire	Chevron Texaco	132,327.79
2/3/2012	Wire	Chevron Texaco	60,499.20
2/6/2012	Wire	Chevron Texaco	203,788.90
2/7/2012	Wire	Chevron Texaco	27,228.41
2/13/2012	Wire	Chevron Texaco	62,777.39
2/14/2012	Wire	Chevron Texaco	64,796.60
2/15/2012	Wire	Chevron Texaco	23,395.02
2/21/2012	Wire	Chevron Texaco	122,269.08
2/28/2012	Wire	Chevron Texaco	72,094.69
3/5/2012	Wire	Chevron Texaco	143,125.86
3/6/2012	Wire	Chevron Texaco	61,558.00
3/8/2012	Wire	Chevron Texaco	62,272.09
3/12/2012	Wire	Chevron Texaco	118,240.18
3/13/2012	Wire	Chevron Texaco	63,667.08
3/16/2012	Wire	Chevron Texaco	54,922.54
3/19/2012	Wire	Chevron Texaco	69,909.52
3/21/2012	Wire	Chevron Texaco	63,353.71
3/21/2012	Wire	Chevron Texaco	61,759.68
3/21/2012	Wire	Chevron Texaco	60,744.50
3/21/2012	Wire	Chevron Texaco	60,449.44
3/21/2012	Wire	Chevron Texaco	59,410.99
3/21/2012	Wire	Chevron Texaco	52,292.79
3/21/2012	Wire	Chevron Texaco	40,462.11
3/21/2012	Wire	Chevron Texaco	20,609.71
3/26/2012	Wire	Chevron Texaco	123,092.28
3/27/2012	Wire	Chevron Texaco	75,646.99
3/28/2012	Wire	Chevron Texaco	59,720.75
3/30/2012	Wire	Chevron Texaco	67,990.69
4/2/2012	Wire	Chevron Texaco	72,205.60
4/3/2012	Wire	Chevron Texaco	146,771.48
4/5/2012	Wire	Chevron Texaco	177,499.70
4/6/2012	Wire	Chevron Texaco	124,767.98
4/12/2012	Wire	Chevron Texaco	143,091.43
		Chevron Texaco Total	3,093,849.01
3/8/2012	10133	Cigna Healthcare	2,441.12
3/15/2012	10143	Cigna Healthcare	2,068.88

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
4/5/2012	10273	Cigna Healthcare	2,110.89
		Cigna Healthcare Total	6,620.89
1/20/2012	40762	Cintas First Aid & Safety	213.11
3/29/2012	10251	Cintas First Aid & Safety	302.11
		Cintas First Aid & Safety Total	515.22
3/8/2012	10086	City of Houston - ARA Alarm Administrator	129.03
		City of Houston - ARA Alarm Administrator Total	129.03
2/3/2012	40857	City of Houston Dept of Public Works	62.10
3/2/2012	10036	City of Houston Dept of Public Works	70.85
3/8/2012	10123	City of Houston Dept of Public Works	1,560.52
3/29/2012	10238	City of Houston Dept of Public Works	58.48
		City of Houston Dept of Public Works Total	1,751.95
1/27/2012	40820	City of Houston Fire Dept Accounting	335.49
		City of Houston Fire Dept Accounting Total	335.49
1/20/2012	40796	City of Houston Municipal Courts	197.00
		City of Houston Municipal Courts Total	197.00
1/27/2012	40819	City of Houston Sign Administration	154.82
		City of Houston Sign Administration Total	154.82
1/27/2012	40830	City of Houston Solid Waste Management Dept.	154.03
		City of Houston Solid Waste Management Dept. Total	154.03
3/12/2012	10135	City of Humble	75.00
		City of Humble Total	75.00
1/20/2012	40763	City of Longview	4.06
2/9/2012	40911	City of Longview	1.15
3/2/2012	10037	City of Longview	20.87
3/29/2012	10239	City of Longview	20.87
		City of Longview Total	46.95
2/9/2012	40912	City of Lufkin	193.79
3/2/2012	10038	City of Lufkin	301.00
3/8/2012	10085	City of Lufkin	202.24
4/5/2012	10263	City of Lufkin	181.18
4/11/2012	10287	City of Lufkin	242.00
		City of Lufkin Total	1,120.21
3/23/2012	10192	City of Lufkin Safe-T-Light Program	75.00
		City of Lufkin Safe-T-Light Program Total	75.00
2/3/2012	40858	City of Waxahachie	34.08
3/2/2012	10039	City of Waxahachie	34.08
4/5/2012	10264	City of Waxahachie	34.08
		City of Waxahachie Total	102.24
2/16/2012	40950	City of West University	1,000.00
		City of West University Total	1,000.00
1/20/2012	40764	Clark Fire Equipment, Inc.	983.18
2/3/2012	40862	Clark Fire Equipment, Inc.	239.37
4/5/2012	10265	Clark Fire Equipment, Inc.	102.03

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Clark Fire Equipment, Inc. Total	1,324.58
2/3/2012	40861	Coastal Exterminating Co.	70.68
		Coastal Exterminating Co. Total	70.68
1/27/2012	40818	Coburn Supply Co., Inc.	185.76
		Coburn Supply Co., Inc. Total	185.76
2/9/2012	40935	Colonial Life & Accident Insurance	81.30
3/8/2012	10124	Colonial Life & Accident Insurance	81.30
4/6/2012	10280	Colonial Life & Accident Insurance	81.30
		Colonial Life & Accident Insurance Total	243.90
2/16/2012	40960	Consolidated Communications	902.42
3/15/2012	10180	Consolidated Communications	904.64
4/11/2012	10288	Consolidated Communications	902.62
		Consolidated Communications Total	2,709.68
2/16/2012	40961	Cook's Tire & Service Ctr.	3,532.48
		Cook's Tire & Service Ctr. Total	3,532.48
3/23/2012	10193	Crouch, Al	172.70
		Crouch, Al Total	172.70
2/3/2012	40859	Crystal Clear Water Supply Corp.	35.46
3/8/2012	10087	Crystal Clear Water Supply Corp.	35.46
4/5/2012	10266	Crystal Clear Water Supply Corp.	34.32
		Crystal Clear Water Supply Corp. Total	105.24
1/27/2012	40807	Denny Oil Co.	1,276.58
2/16/2012	40962	Denny Oil Co.	294.22
3/23/2012	10194	Denny Oil Co.	908.50
		Denny Oil Co. Total	2,479.30
3/8/2012	10088	Des-Case Corporation	18,436.25
		Des-Case Corporation Total	18,436.25
2/3/2012	40860	Dial Lubricants, Inc.	1,257.16
		Dial Lubricants, Inc. Total	1,257.16
1/20/2012	40765	Dixon, John J.	745.81
2/9/2012	40942	Dixon, John J.	516.69
2/16/2012	41004	Dixon, John J.	440.00
3/29/2012	10240	Dixon, John J.	240.00
		Dixon, John J. Total	1,942.50
2/1/2012	40844	Doughten, Kevin	2,375.00
3/1/2012	10026	Doughten, Kevin	2,375.00
4/3/2012	10255	Doughten, Kevin	2,375.00
		Doughten, Kevin Total	7,125.00
1/20/2012	40766	Drago Supply Company	181.23
3/2/2012	10040	Drago Supply Company	112.85
3/23/2012	10195	Drago Supply Company	22.08
		Drago Supply Company Total	316.16
1/27/2012	40808	Drug Free Compliance, Inc.	384.81
2/16/2012	40963	Drug Free Compliance, Inc.	381.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Drug Free Compliance, Inc. Total	765.81
3/15/2012	10144	Environtech International	11,018.10
		Environtech International Total	11,018.10
2/3/2012	40903	Esco Products, Inc.	479.04
3/8/2012	10090	Esco Products, Inc.	298.00
		Esco Products, Inc. Total	777.04
2/24/2012	41021	Euless Wrecker Service	313.65
		Euless Wrecker Service Total	313.65
2/9/2012	40913	Evans, Steve	404.19
3/2/2012	10041	Evans, Steve	398.25
3/23/2012	10230	Evans, Steve	646.71
4/5/2012	10267	Evans, Steve	963.94
		Evans, Steve Total	2,413.09
3/8/2012	10091	Express Electric Services, Inc.	81.19
		Express Electric Services, Inc. Total	81.19
3/26/2012	10231	Falcon Crest Aviation Supply, Inc.	220.60
		Falcon Crest Aviation Supply, Inc. Total	220.60
1/20/2012	40768	FCC Environmental, LLC	6,004.15
1/27/2012	40809	FCC Environmental, LLC	1,779.64
2/3/2012	40863	FCC Environmental, LLC	3,238.46
2/16/2012	40964	FCC Environmental, LLC	4,570.02
2/24/2012	41022	FCC Environmental, LLC	1,650.79
3/8/2012	10092	FCC Environmental, LLC	3,256.28
3/15/2012	10145	FCC Environmental, LLC	1,666.63
3/29/2012	10252	FCC Environmental, LLC	1,651.98
		FCC Environmental, LLC Total	23,817.95
1/20/2012	40769	FEDEX	81.29
1/27/2012	40825	FEDEX	238.25
2/3/2012	40864	FEDEX	20.00
2/3/2012	40865	FEDEX	52.67
2/9/2012	40941	FEDEX	100.69
2/16/2012	41003	FEDEX	96.10
2/24/2012	41023	FEDEX	111.08
3/8/2012	10093	FEDEX	89.88
3/15/2012	10169	FEDEX	70.39
3/23/2012	10196	FEDEX	49.88
3/29/2012	10253	FEDEX	40.93
		FEDEX Total	951.16
1/20/2012	40770	Field, Scott E.	314.71
2/15/2012	40949	Field, Scott E.	765.11
3/15/2012	10182	Field, Scott E.	33.00
3/16/2012	10186	Field, Scott E.	648.65
4/5/2012	10268	Field, Scott E.	335.82
		Field, Scott E. Total	2,097.29

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/2/2012	10042	Fire Safety Solutions, Inc.	1,088.79
		Fire Safety Solutions, Inc. Total	1,088.79
1/20/2012	40771	Fleetwash, Inc.	102.93
1/27/2012	40810	Fleetwash, Inc.	622.91
2/3/2012	40866	Fleetwash, Inc.	394.20
2/24/2012	41024	Fleetwash, Inc.	252.40
3/2/2012	10043	Fleetwash, Inc.	125.93
3/8/2012	10094	Fleetwash, Inc.	100.74
3/15/2012	10146	Fleetwash, Inc.	203.12
3/29/2012	10242	Fleetwash, Inc.	115.52
		Fleetwash, Inc. Total	1,917.75
3/8/2012	10095	Flex Oil Services, LLC	2,268.00
3/23/2012	10197	Flex Oil Services, LLC	450.00
		Flex Oil Services, LLC Total	2,718.00
1/20/2012	40772	Ford's Pump Sales	1,599.60
1/27/2012	40828	Ford's Pump Sales	2,012.65
2/3/2012	40867	Ford's Pump Sales	102.00
2/16/2012	40965	Ford's Pump Sales	727.40
2/24/2012	41025	Ford's Pump Sales	710.50
3/15/2012	10147	Ford's Pump Sales	412.20
3/23/2012	10198	Ford's Pump Sales	1,721.10
		Ford's Pump Sales Total	7,285.45
2/3/2012	40868	Four R Marketing, LLC	32,679.91
2/9/2012	40914	Four R Marketing, LLC	27,640.25
2/16/2012	40966	Four R Marketing, LLC	26,984.75
3/2/2012	10044	Four R Marketing, LLC	28,365.67
3/8/2012	10096	Four R Marketing, LLC	32,011.44
3/15/2012	10148	Four R Marketing, LLC	71,677.53
		Four R Marketing, LLC Total	219,359.55
3/2/2012	10045	Four Seasons Development	199.82
		Four Seasons Development Total	199.82
1/20/2012	40799	Ft Worth Gear & Axle, Inc.	2,608.95
		Ft Worth Gear & Axle, Inc. Total	2,608.95
1/20/2012	40774	G&K Services	737.87
2/9/2012	40919	G&K Services	270.59
2/9/2012	40918	G&K Services	376.15
2/9/2012	40915	G&K Services	444.36
2/9/2012	40916	G&K Services	220.84
2/9/2012	40917	G&K Services	256.56
3/8/2012	10098	G&K Services	1,049.90
3/15/2012	10153	G&K Services	333.30
3/15/2012	10152	G&K Services	304.71
3/15/2012	10149	G&K Services	893.28
3/15/2012	10150	G&K Services	130.44

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/15/2012	10151	G&K Services	101.76
		G&K Services Total	5,119.76
3/2/2012	10048	G.W. Pasier & Assoc., Inc.	3,300.00
		G.W. Pasier & Assoc., Inc. Total	3,300.00
3/8/2012	10097	Galeton Gloves	105.26
		Galeton Gloves Total	105.26
1/20/2012	40773	Ginorio, Jose	103.72
2/3/2012	40869	Ginorio, Jose	84.90
		Ginorio, Jose Total	188.62
1/20/2012	40775	Goodyear Tire & Rubber Company	2,292.61
1/27/2012	40811	Goodyear Tire & Rubber Company	750.34
2/3/2012	40870	Goodyear Tire & Rubber Company	2,512.12
2/9/2012	40920	Goodyear Tire & Rubber Company	1,137.50
2/16/2012	40967	Goodyear Tire & Rubber Company	7,323.23
2/24/2012	41026	Goodyear Tire & Rubber Company	4,458.67
3/2/2012	10046	Goodyear Tire & Rubber Company	3,813.31
3/8/2012	10099	Goodyear Tire & Rubber Company	2,936.49
3/15/2012	10154	Goodyear Tire & Rubber Company	1,048.31
3/23/2012	10199	Goodyear Tire & Rubber Company	2,552.43
4/11/2012	10289	Goodyear Tire & Rubber Company	720.45
		Goodyear Tire & Rubber Company Total	29,545.46
1/20/2012	40776	Grainger	1,224.82
1/27/2012	40812	Grainger	581.02
1/30/2012	40842	Grainger	643.65
2/3/2012	40871	Grainger	567.23
2/9/2012	40921	Grainger	184.03
2/16/2012	40968	Grainger	231.16
2/24/2012	41027	Grainger	249.93
3/2/2012	10047	Grainger	1,222.71
3/8/2012	10100	Grainger	336.04
3/15/2012	10155	Grainger	58.33
3/23/2012	10200	Grainger	145.26
		Grainger Total	5,444.18
3/23/2012	10201	Gulf States Laundry Machinery Co.	661.60
		Gulf States Laundry Machinery Co. Total	661.60
1/23/2012	40805	H&W Petroleum Co., - Lufkin	120.00
		H&W Petroleum Co., - Lufkin Total	120.00
1/19/2012	Wire	Hancock, John	1,634.83
2/1/2012	Wire	Hancock, John	1,722.60
2/15/2012	Wire	Hancock, John	1,687.45
2/29/2012	Wire	Hancock, John	1,771.45
3/14/2012	Wire	Hancock, John	1,721.78
3/29/2012	Wire	Hancock, John	1,761.78
		Hancock, John Total	10,299.89

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/1/2012	40836	Harkrider Family Partnership	6,000.00
3/1/2012	10024	Harkrider Family Partnership	6,000.00
4/1/2012	10233	Harkrider Family Partnership	6,000.00
		Harkrider Family Partnership Total	18,000.00
2/16/2012	40969	Harris County Tax Assessor	938.50
2/16/2012	40970	Harris County Tax Assessor	938.50
2/16/2012	40971	Harris County Tax Assessor	938.50
2/16/2012	40972	Harris County Tax Assessor	828.50
2/16/2012	40973	Harris County Tax Assessor	938.50
2/16/2012	40974	Harris County Tax Assessor	603.00
2/16/2012	40975	Harris County Tax Assessor	28.50
2/16/2012	40976	Harris County Tax Assessor	938.50
2/16/2012	40977	Harris County Tax Assessor	219.50
2/16/2012	40978	Harris County Tax Assessor	603.00
2/16/2012	40979	Harris County Tax Assessor	28.50
2/16/2012	40980	Harris County Tax Assessor	938.50
2/16/2012	40981	Harris County Tax Assessor	391.90
2/16/2012	40982	Harris County Tax Assessor	608.35
2/16/2012	40983	Harris County Tax Assessor	242.05
2/16/2012	40984	Harris County Tax Assessor	608.35
2/16/2012	40985	Harris County Tax Assessor	391.90
2/16/2012	40986	Harris County Tax Assessor	391.90
2/16/2012	40987	Harris County Tax Assessor	28.50
2/16/2012	40988	Harris County Tax Assessor	608.35
2/16/2012	40989	Harris County Tax Assessor	603.00
2/16/2012	40990	Harris County Tax Assessor	603.00
2/16/2012	40991	Harris County Tax Assessor	603.00
2/16/2012	41002	Harris County Tax Assessor	28.50
3/8/2012	10101	Harris County Tax Assessor	27.50
3/15/2012	10176	Harris County Tax Assessor	28.50
3/15/2012	10177	Harris County Tax Assessor	354.50
3/15/2012	10178	Harris County Tax Assessor	219.50
3/15/2012	10179	Harris County Tax Assessor	608.35
		Harris County Tax Assessor Total	14,289.15
1/18/2012	Wire	Harris County Toll Road Authority	1,200.00
1/20/2012	40778	Harris County Toll Road Authority	42.00
1/20/2012	40779	Harris County Toll Road Authority	42.00
1/27/2012	40823	Harris County Toll Road Authority	42.00
2/3/2012	40872	Harris County Toll Road Authority	42.00
2/3/2012	Wire	Harris County Toll Road Authority	1,200.00
2/17/2012	Wire	Harris County Toll Road Authority	1,200.00
3/2/2012	Wire	Harris County Toll Road Authority	1,200.00
3/16/2012	Wire	Harris County Toll Road Authority	1,200.00
4/2/2012	Wire	Harris County Toll Road Authority	1,200.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
4/5/2012	10278	Harris County Toll Road Authority	42.00
4/11/2012	10290	Harris County Toll Road Authority	42.00
		Harris County Toll Road Authority Total	7,452.00
2/1/2012	Wire	Heartland	9,085.82
2/9/2012	Wire	Heartland	533.60
2/9/2012	Wire	Heartland	3.00
2/9/2012	Wire	Heartland	3.00
3/1/2012	Wire	Heartland	8,147.41
3/5/2012	Wire	Heartland	16,204.72
3/5/2012	Wire	Heartland	3.00
3/7/2012	Wire	Heartland	3,937.29
3/7/2012	Wire	Heartland	1,255.64
3/8/2012	Wire	Heartland	502.35
4/3/2012	Wire	Heartland	10,148.38
		Heartland Total	49,824.21
1/30/2012	40838	Henderson, Donnie G.	1,183.48
		Henderson, Donnie G. Total	1,183.48
2/9/2012	40947	Henry, Laura	225.53
		Henry, Laura Total	225.53
1/20/2012	40777	Hill Plumbing	178.61
		Hill Plumbing Total	178.61
3/23/2012	10202	Hodges W C and Joan	950.81
		Hodges W C and Joan Total	950.81
1/30/2012	40843	Hose & Fittings, Inc.	117.61
2/3/2012	40873	Hose & Fittings, Inc.	130.88
2/24/2012	41028	Hose & Fittings, Inc.	94.45
		Hose & Fittings, Inc. Total	342.94
2/24/2012	41029	Houghton International, Inc.	14,185.44
		Houghton International, Inc. Total	14,185.44
1/20/2012	40782	IESI - TX Corp	101.58
2/16/2012	40993	IESI - TX Corp	102.14
3/23/2012	10203	IESI - TX Corp	104.05
		IESI - TX Corp Total	307.77
1/20/2012	40781	IESI - Waxahachie	83.67
2/16/2012	40992	IESI - Waxahachie	83.67
3/15/2012	10175	IESI - Waxahachie	83.67
		IESI - Waxahachie Total	251.01
2/9/2012	40923	Ikon Financial Services	814.26
3/8/2012	10126	Ikon Financial Services	1,289.12
		Ikon Financial Services Total	2,103.38
1/20/2012	40783	Ikon Office Solutions	250.07
1/30/2012	40841	Ikon Office Solutions	43.87
2/3/2012	40875	Ikon Office Solutions	96.36
2/9/2012	40922	Ikon Office Solutions	399.07

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/2/2012	10049	Ikon Office Solutions	195.76
3/8/2012	10125	Ikon Office Solutions	405.44
3/29/2012	10244	Ikon Office Solutions	24.99
		Ikon Office Solutions Total	1,415.56
3/2/2012	10050	Illgen, Bryan	731.72
		Illgen, Bryan Total	731.72
3/15/2012	10156	Industrial Chemicals, Inc.	4,076.94
		Industrial Chemicals, Inc. Total	4,076.94
1/17/2012	Wire	Intercompany Due from SMF - Corporate Charges	197,491.13
1/18/2012	Wire	Intercompany Due from SMF - Corporate Charges	35,411.81
1/19/2012	Wire	Intercompany Due from SMF - Corporate Charges	73,543.30
1/20/2012	Wire	Intercompany Due from SMF - Corporate Charges	54,073.10
1/23/2012	Wire	Intercompany Due from SMF - Corporate Charges	127,474.07
1/24/2012	Wire	Intercompany Due from SMF - Corporate Charges	89,836.52
1/25/2012	Wire	Intercompany Due from SMF - Corporate Charges	62,029.50
1/26/2012	Wire	Intercompany Due from SMF - Corporate Charges	77,395.31
1/27/2012	Wire	Intercompany Due from SMF - Corporate Charges	78,710.48
1/30/2012	Wire	Intercompany Due from SMF - Corporate Charges	153,470.03
1/31/2012	Wire	Intercompany Due from SMF - Corporate Charges	29,198.92
2/1/2012	Wire	Intercompany Due from SMF - Corporate Charges	20,207.46
2/2/2012	Wire	Intercompany Due from SMF - Corporate Charges	559.88
2/3/2012	Wire	Intercompany Due from SMF - Corporate Charges	64,203.35
2/7/2012	Wire	Intercompany Due from SMF - Corporate Charges	85,335.31
2/8/2012	Wire	Intercompany Due from SMF - Corporate Charges	21,416.30
2/9/2012	Wire	Intercompany Due from SMF - Corporate Charges	96,039.18
2/10/2012	Wire	Intercompany Due from SMF - Corporate Charges	3,998.11
2/13/2012	Wire	Intercompany Due from SMF - Corporate Charges	72,302.13
2/14/2012	Wire	Intercompany Due from SMF - Corporate Charges	66,887.16
2/15/2012	Wire	Intercompany Due from SMF - Corporate Charges	52,690.30
2/16/2012	Wire	Intercompany Due from SMF - Corporate Charges	14,626.26
2/17/2012	Wire	Intercompany Due from SMF - Corporate Charges	35,739.79
2/21/2012	Wire	Intercompany Due from SMF - Corporate Charges	189,756.02
2/22/2012	Wire	Intercompany Due from SMF - Corporate Charges	225,548.35
2/22/2012	Wire	Intercompany Due from SMF - Corporate Charges	41,051.46
2/23/2012	Wire	Intercompany Due from SMF - Corporate Charges	107,840.50
2/24/2012	Wire	Intercompany Due from SMF - Corporate Charges	12,997.66
2/27/2012	Wire	Intercompany Due from SMF - Corporate Charges	1,070.95
2/28/2012	Wire	Intercompany Due from SMF - Corporate Charges	152,838.40
2/29/2012	Wire	Intercompany Due from SMF - Corporate Charges	73,758.18
3/1/2012	Wire	Intercompany Due from SMF - Corporate Charges	10,472.85
3/2/2012	Wire	Intercompany Due from SMF - Corporate Charges	14,133.00
3/2/2012	Wire	Intercompany Due from SMF - Corporate Charges	13,697.72
3/5/2012	Wire	Intercompany Due from SMF - Corporate Charges	3,709.40
3/5/2012	Wire	Intercompany Due from SMF - Corporate Charges	173,917.30

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/6/2012	Wire	Intercompany Due from SMF - Corporate Charges	2,375.00
3/6/2012	Wire	Intercompany Due from SMF - Corporate Charges	62,871.50
3/7/2012	Wire	Intercompany Due from SMF - Corporate Charges	5,795.93
3/8/2012	Wire	Intercompany Due from SMF - Corporate Charges	88,157.13
3/8/2012	Wire	Intercompany Due from SMF - Corporate Charges	62,774.44
3/9/2012	Wire	Intercompany Due from SMF - Corporate Charges	44,088.16
3/12/2012	Wire	Intercompany Due from SMF - Corporate Charges	109,909.74
3/12/2012	Wire	Intercompany Due from SMF - Corporate Charges	120,280.14
3/13/2012	Wire	Intercompany Due from SMF - Corporate Charges	62,544.53
3/13/2012	Wire	Intercompany Due from SMF - Corporate Charges	123,410.22
3/14/2012	Wire	Intercompany Due from SMF - Corporate Charges	40,543.57
3/15/2012	Wire	Intercompany Due from SMF - Corporate Charges	7,038.36
3/15/2012	Wire	Intercompany Due from SMF - Corporate Charges	53,799.06
3/16/2012	Wire	Intercompany Due from SMF - Corporate Charges	60,501.78
3/19/2012	Wire	Intercompany Due from SMF - Corporate Charges	219,733.91
3/20/2012	Wire	Intercompany Due from SMF - Corporate Charges	89,249.17
3/21/2012	Wire	Intercompany Due from SMF - Corporate Charges	433,322.51
3/22/2012	Wire	Intercompany Due from SMF - Corporate Charges	49,284.84
3/23/2012	Wire	Intercompany Due from SMF - Corporate Charges	27,903.60
3/26/2012	Wire	Intercompany Due from SMF - Corporate Charges	159,620.69
3/27/2012	Wire	Intercompany Due from SMF - Corporate Charges	152,405.50
3/28/2012	Wire	Intercompany Due from SMF - Corporate Charges	72,346.08
3/29/2012	Wire	Intercompany Due from SMF - Corporate Charges	2,136.24
3/30/2012	Wire	Intercompany Due from SMF - Corporate Charges	128,104.20
3/30/2012	Wire	Intercompany Due from SMF - Corporate Charges	92,379.21
4/2/2012	Wire	Intercompany Due from SMF - Corporate Charges	75,139.36
4/3/2012	Wire	Intercompany Due from SMF - Corporate Charges	174,711.87
4/4/2012	Wire	Intercompany Due from SMF - Corporate Charges	3,731.62
4/5/2012	Wire	Intercompany Due from SMF - Corporate Charges	215,630.91
4/5/2012	Wire	Intercompany Due from SMF - Corporate Charges	6,660.96
4/6/2012	Wire	Intercompany Due from SMF - Corporate Charges	179,746.55
4/9/2012	Wire	Intercompany Due from SMF - Corporate Charges	410.76
		Intercompany Due from SMF - Corporate Charges Total	5,460,038.73
2/3/2012	40876	International Trucks	113.00
		International Trucks Total	113.00
2/24/2012	41030	Jay Ball Equipment Company, Inc.	313.50
		Jay Ball Equipment Company, Inc. Total	313.50
1/20/2012	40784	JLG Structures	9,201.52
		JLG Structures Total	9,201.52
3/2/2012	10033	John Bridges, RTA, CTA, CSTA	2,658.51
		John Bridges, RTA, CTA, CSTA Total	2,658.51
1/27/2012	40817	Keltner Enterprises, Inc.	862.73
2/16/2012	41001	Keltner Enterprises, Inc.	749.46
3/8/2012	10075	Keltner Enterprises, Inc.	955.02

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/12/2012	10134	Keltner Enterprises, Inc.	822.26
4/12/2012	10279	Keltner Enterprises, Inc.	951.16
		Keltner Enterprises, Inc. Total	4,340.63
2/9/2012	40924	Kraft Foods	7,945.98
		Kraft Foods Total	7,945.98
2/3/2012	40877	K-Solv, LP	19,893.00
2/24/2012	41031	K-Solv, LP	41,013.70
3/2/2012	10051	K-Solv, LP	28,810.00
3/8/2012	10102	K-Solv, LP	680.00
3/23/2012	10204	K-Solv, LP	13,618.00
		K-Solv, LP Total	104,014.70
2/10/2012	40948	Le Print Express	707.96
3/21/2012	10187	Le Print Express	294.98
		Le Print Express Total	1,002.94
1/27/2012	40826	Leaf Funding, Inc.	185.48
2/24/2012	41032	Leaf Funding, Inc.	321.86
3/15/2012	10174	Leaf Funding, Inc.	136.38
3/23/2012	10205	Leaf Funding, Inc.	185.48
		Leaf Funding, Inc. Total	829.20
4/3/2012	10257	Lockheed Martin Corporation	132.50
		Lockheed Martin Corporation Total	132.50
3/2/2012	10052	Lone Star Temporary Services	319.00
3/8/2012	10103	Lone Star Temporary Services	2,080.00
3/15/2012	10157	Lone Star Temporary Services	580.00
		Lone Star Temporary Services Total	2,979.00
2/16/2012	40994	Lubriformance	1,996.84
		Lubriformance Total	1,996.84
3/15/2012	10158	Lufkin Printing Company, Inc.	349.91
		Lufkin Printing Company, Inc. Total	349.91
2/3/2012	40878	Lufkin Rubber & Gasket Co, Inc.	468.51
3/2/2012	10053	Lufkin Rubber & Gasket Co, Inc.	27.61
		Lufkin Rubber & Gasket Co, Inc. Total	496.12
1/20/2012	40786	M&D Distributors	455.32
2/9/2012	40925	M&D Distributors	21.62
2/16/2012	40995	M&D Distributors	280.77
3/2/2012	10056	M&D Distributors	384.19
3/8/2012	10104	M&D Distributors	134.21
3/23/2012	10206	M&D Distributors	453.33
		M&D Distributors Total	1,729.44
3/15/2012	10185	Martin, Karen	550.19
		Martin, Karen Total	550.19
1/20/2012	40767	Matheson Tri-Gas, Inc. D/B/A Etox	20.46
2/24/2012	41020	Matheson Tri-Gas, Inc. D/B/A Etox	20.46
3/29/2012	10241	Matheson Tri-Gas, Inc. D/B/A Etox	19.14

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Matheson Tri-Gas, Inc. D/B/A Etox Total	60.06
1/20/2012	40785	Maxim Oil & Chemical Co.	3,839.00
2/3/2012	40879	Maxim Oil & Chemical Co.	7,678.00
3/2/2012	10054	Maxim Oil & Chemical Co.	5,758.50
4/5/2012	10269	Maxim Oil & Chemical Co.	73.25
		Maxim Oil & Chemical Co. Total	17,348.75
2/3/2012	40880	May Advertising Cor. Of Texas	95.95
3/2/2012	10055	May Advertising Cor. Of Texas	113.65
		May Advertising Cor. Of Texas Total	209.60
1/27/2012	40835	Mazanek, Matt	966.04
2/9/2012	40938	Mazanek, Matt	620.38
3/15/2012	10171	Mazanek, Matt	380.95
		Mazanek, Matt Total	1,967.37
1/20/2012	40800	McNabb, Jeff	250.56
3/8/2012	10127	McNabb, Jeff	69.54
4/5/2012	10270	McNabb, Jeff	171.32
		McNabb, Jeff Total	491.42
2/1/2012	40845	McWhorter Lake Lomond Property	1,444.00
3/1/2012	10025	McWhorter Lake Lomond Property	1,444.00
3/2/2012	10076	McWhorter Lake Lomond Property	43.00
4/3/2012	10256	McWhorter Lake Lomond Property	1,487.00
		McWhorter Lake Lomond Property Total	4,418.00
2/3/2012	40881	Measurement Technologies, Inc.	1,355.00
		Measurement Technologies, Inc. Total	1,355.00
1/20/2012	40801	Megapath, Inc.	1,594.29
2/24/2012	41033	Megapath, Inc.	1,594.29
3/23/2012	10207	Megapath, Inc.	1,618.20
		Megapath, Inc. Total	4,806.78
2/3/2012	40882	Midtex Oil, L.P.	600.00
		Midtex Oil, L.P. Total	600.00
2/3/2012	40883	Mitchell Environmental	8,398.32
		Mitchell Environmental Total	8,398.32
3/23/2012	10208	Moore Wallace	624.86
		Moore Wallace Total	624.86
3/29/2012	10245	Moore's Retread & Tire Co., Inc.	197.04
		Moore's Retread & Tire Co., Inc. Total	197.04
3/15/2012	10159	MRT Laboratories LCC	1,585.00
		MRT Laboratories LCC Total	1,585.00
2/9/2012	40945	Music Mountain Water Company	72.15
3/15/2012	10172	Music Mountain Water Company	142.05
		Music Mountain Water Company Total	214.20
2/9/2012	40926	Mutual of Omaha	250.11
3/8/2012	10128	Mutual of Omaha	269.86
4/5/2012	10274	Mutual of Omaha	269.86

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Mutual of Omaha Total	789.83
1/20/2012	40787	Muzak	89.87
2/9/2012	40946	Muzak	89.87
3/8/2012	10105	Muzak	89.87
		Muzak Total	269.61
3/15/2012	10160	National Container	7,212.00
3/23/2012	10209	National Container	7,662.00
		National Container Total	14,874.00
3/2/2012	10057	North Texas Tollway Authority	19.22
		North Texas Tollway Authority Total	19.22
1/27/2012	40829	Old Dominion Freight Line, Inc.	239.47
2/3/2012	40884	Old Dominion Freight Line, Inc.	438.05
2/16/2012	40996	Old Dominion Freight Line, Inc.	225.04
3/8/2012	10106	Old Dominion Freight Line, Inc.	187.59
3/15/2012	10161	Old Dominion Freight Line, Inc.	305.69
		Old Dominion Freight Line, Inc. Total	1,395.84
1/18/2012	Wire	Omni Industries, Inc.	635.42
1/23/2012	Wire	Omni Industries, Inc.	38,800.00
2/15/2012	Wire	Omni Industries, Inc.	21,661.70
2/23/2012	Wire	Omni Industries, Inc.	36,920.00
3/2/2012	Wire	Omni Industries, Inc.	12,128.20
3/13/2012	Wire	Omni Industries, Inc.	59,743.14
3/20/2012	Wire	Omni Industries, Inc.	1,581.25
4/12/2012	Wire	Omni Industries, Inc.	14,426.68
		Omni Industries, Inc. Total	185,896.39
2/3/2012	40885	OReilly Auto Parts	77.30
3/8/2012	10107	OReilly Auto Parts	42.15
		OReilly Auto Parts Total	119.45
3/8/2012	10132	O'Rourke Petroleum Products	986.95
		O'Rourke Petroleum Products Total	986.95
1/20/2012	40788	Ozarka	19.43
2/24/2012	41034	Ozarka	110.29
3/23/2012	10210	Ozarka	94.98
		Ozarka Total	224.70
3/1/2012	10027	Parrent Printing & Office Products Co.	3,709.40
		Parrent Printing & Office Products Co. Total	3,709.40
3/8/2012	10108	Payne Electrical Contractor's	212.88
		Payne Electrical Contractor's Total	212.88
1/20/2012	40803	Petroleum Materials	2,015.27
1/27/2012	40813	Petroleum Materials	83.63
2/3/2012	40886	Petroleum Materials	1,891.40
2/9/2012	40927	Petroleum Materials	451.56
3/8/2012	10109	Petroleum Materials	2,422.14
3/23/2012	10211	Petroleum Materials	12,956.26

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/29/2012	10254	Petroleum Materials	409.66
		Petroleum Materials Total	20,229.92
1/27/2012	40834	Phonefare/Answerfirst	76.75
3/2/2012	10058	Phonefare/Answerfirst	92.99
3/23/2012	10228	Phonefare/Answerfirst	76.75
		Phonefare/Answerfirst Total	246.49
1/20/2012	40802	Pickens, Crystal	38.01
		Pickens, Crystal Total	38.01
1/20/2012	40804	Pitney Bowes	880.72
2/9/2012	40928	Pitney Bowes	352.68
2/24/2012	41035	Pitney Bowes	685.22
3/8/2012	10110	Pitney Bowes	428.03
3/23/2012	10212	Pitney Bowes	363.72
		Pitney Bowes Total	2,710.37
2/24/2012	41036	Polar Service Centers	57.05
		Polar Service Centers Total	57.05
1/20/2012	40789	Pressure-Lube, Inc.	1,015.24
3/23/2012	10213	Pressure-Lube, Inc.	1,051.88
		Pressure-Lube, Inc. Total	2,067.12
2/9/2012	40943	Records Resources	501.69
		Records Resources Total	501.69
2/3/2012	40887	Regional Resources	3,084.40
3/2/2012	10059	Regional Resources	4,151.40
		Regional Resources Total	7,235.80
2/3/2012	40888	Reliant Energy	1,579.44
3/2/2012	10061	Reliant Energy	468.11
3/2/2012	10062	Reliant Energy	985.85
3/29/2012	10246	Reliant Energy	498.10
3/29/2012	10247	Reliant Energy	1,013.63
		Reliant Energy Total	4,545.13
3/2/2012	10060	Relyco Sales, Inc.	325.93
		Relyco Sales, Inc. Total	325.93
3/23/2012	10214	Rhodia	165.40
		Rhodia Total	165.40
3/2/2012	10065	Robertshaw	258.30
		Robertshaw Total	258.30
3/2/2012	10063	Rob's Lawn Service	350.00
		Rob's Lawn Service Total	350.00
1/27/2012	40814	Rush Truck Centers	421.72
2/16/2012	40997	Rush Truck Centers	535.14
3/15/2012	10162	Rush Truck Centers	1,286.93
3/23/2012	10215	Rush Truck Centers	587.06
		Rush Truck Centers Total	2,830.85
3/2/2012	10064	Shanklin, Amanda	191.51

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/23/2012	10229	Shanklin, Amanda	137.37
		Shanklin, Amanda Total	328.88
1/27/2012	40815	Sheltons Water Refining	10.83
3/8/2012	10111	Sheltons Water Refining	30.33
3/23/2012	10216	Sheltons Water Refining	23.83
		Sheltons Water Refining Total	64.99
3/23/2012	10217	Shirley Equipment, LLP	56.34
		Shirley Equipment, LLP Total	56.34
2/16/2012	40998	Shoppas Material Handling	538.00
		Shoppas Material Handling Total	538.00
3/8/2012	10112	Skinner Masonry, LLP	2,216.55
		Skinner Masonry, LLP Total	2,216.55
2/3/2012	40889	Source North American Corp.	456.00
		Source North American Corp. Total	456.00
3/2/2012	10066	Southern Supply, Inc.	575.29
		Southern Supply, Inc. Total	575.29
2/9/2012	40929	Southwestern Elec Power Co.	635.71
3/8/2012	10113	Southwestern Elec Power Co.	548.66
		Southwestern Elec Power Co. Total	1,184.37
2/16/2012	41007	Specialized Pipe Services, Inc.	77.00
		Specialized Pipe Services, Inc. Total	77.00
2/24/2012	41041	Springmet Industries, LLC	29,168.70
3/15/2012	10163	Springmet Industries, LLC	37,212.45
3/23/2012	10219	Springmet Industries, LLC	26,708.00
		Springmet Industries, LLC Total	93,089.15
2/3/2012	40891	Staples Business Advantage	68.72
		Staples Business Advantage Total	68.72
2/3/2012	40890	Startex	33,491.11
3/8/2012	10114	Startex	33,260.54
		Startex Total	66,751.65
2/3/2012	40892	Stuart Hose & Pipe, LTD	292.40
2/16/2012	40999	Stuart Hose & Pipe, LTD	1,093.80
3/29/2012	10248	Stuart Hose & Pipe, LTD	72.48
		Stuart Hose & Pipe, LTD Total	1,458.68
1/20/2012	40790	Sullivans Advanced Fleet Services	5,720.04
1/27/2012	40816	Sullivans Advanced Fleet Services	21,141.74
2/3/2012	40893	Sullivans Advanced Fleet Services	5,675.05
2/9/2012	40930	Sullivans Advanced Fleet Services	11,772.82
2/16/2012	41000	Sullivans Advanced Fleet Services	2,629.13
2/24/2012	41037	Sullivans Advanced Fleet Services	4,086.42
3/2/2012	10067	Sullivans Advanced Fleet Services	11,483.19
3/8/2012	10115	Sullivans Advanced Fleet Services	8,951.18
3/15/2012	10164	Sullivans Advanced Fleet Services	7,216.48
3/23/2012	10220	Sullivans Advanced Fleet Services	13,277.82

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Sullivans Advanced Fleet Services Total	91,953.87
3/8/2012	10089	Sumners, Don, Tax Assessor	10.61
		Sumners, Don, Tax Assessor Total	10.61
2/3/2012	40894	Sun Coast Resources, Inc.	231.66
3/23/2012	10221	Sun Coast Resources, Inc.	1,680.87
		Sun Coast Resources, Inc. Total	1,912.53
3/23/2012	10222	Superall Environmental, LLC	1,133.46
		Superall Environmental, LLC Total	1,133.46
2/9/2012	40931	SWS Supply, Inc.	1,623.76
3/8/2012	10116	SWS Supply, Inc.	80.11
		SWS Supply, Inc. Total	1,703.87
3/8/2012	10119	T&T Transportation Services	10,150.00
		T&T Transportation Services Total	10,150.00
3/15/2012	10170	TCEQ	54,319.22
		TCEQ Total	54,319.22
2/9/2012	40932	TCPN	2,687.54
		TCPN Total	2,687.54
4/11/2012	10291	Telephone Market & Services	146.14
		Telephone Market & Services Total	146.14
2/24/2012	41038	Texaco Xpress Lube	42.95
		Texaco Xpress Lube Total	42.95
2/3/2012	40895	Texas Commission of Environmental Quality	200.00
		Texas Commission of Environmental Quality Total	200.00
2/29/2012	41043	Texas Department of Motor Vehicles	140.01
3/8/2012	10129	Texas Department of Motor Vehicles	1,852.99
		Texas Department of Motor Vehicles Total	1,993.00
1/20/2012	Wire	Texas Department of Revenue	9,941.00
2/21/2012	Wire	Texas Department of Revenue	11,821.83
3/20/2012	Wire	Texas Department of Revenue	10,586.98
		Texas Department of Revenue Total	32,349.81
1/20/2012	40791	Texas Tollways CSC	171.43
2/16/2012	41008	Texas Tollways CSC	31.18
2/24/2012	41039	Texas Tollways CSC	186.18
3/23/2012	10223	Texas Tollways CSC	188.98
		Texas Tollways CSC Total	577.77
1/20/2012	40792	Texas Transeastern, Inc.	305.92
2/3/2012	40896	Texas Transeastern, Inc.	1,652.33
		Texas Transeastern, Inc. Total	1,958.25
3/15/2012	10165	Thed Easley's, Inc. D/B/A Easley's Crane & Wrecker Service	495.00
		Thed Easley's, Inc. D/B/A Easley's Crane & Wrecker Service Total	495.00
1/30/2012	40840	Tonerland Corp. / TLC Office	80.11
3/2/2012	10068	Tonerland Corp. / TLC Office	87.68
		Tonerland Corp. / TLC Office Total	167.79

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
1/20/2012	40793	Total Maintenance	154.54
		Total Maintenance Total	154.54
2/3/2012	40897	Toyota Motor Credit Corp.	2,500.58
2/16/2012	41009	Toyota Motor Credit Corp.	2,500.58
3/2/2012	10069	Toyota Motor Credit Corp.	2,685.06
		Toyota Motor Credit Corp. Total	7,686.22
3/8/2012	10117	Trident Petroleum Equipment, Inc.	620.47
		Trident Petroleum Equipment, Inc. Total	620.47
2/3/2012	40898	Truck & Trailer Inspection	62.00
3/8/2012	10118	Truck & Trailer Inspection	124.00
		Truck & Trailer Inspection Total	186.00
3/2/2012	10070	Twin State Trucks, Inc.	190.55
		Twin State Trucks, Inc. Total	190.55
2/3/2012	40899	TXU Energy	690.59
2/9/2012	40936	TXU Energy	1,451.01
3/2/2012	10071	TXU Energy	648.30
3/8/2012	10120	TXU Energy	1,405.18
4/5/2012	10272	TXU Energy	609.35
4/11/2012	10292	TXU Energy	1,325.31
		TXU Energy Total	6,129.74
2/9/2012	40937	United Healthcare Insurance Company	755.69
3/8/2012	10130	United Healthcare Insurance Company	768.29
		United Healthcare Insurance Company Total	1,523.98
2/3/2012	40900	United States Plastic Corp.	657.17
3/15/2012	10166	United States Plastic Corp.	880.79
		United States Plastic Corp. Total	1,537.96
3/2/2012	10072	USPS	170.99
		USPS Total	170.99
2/3/2012	40901	Vicnrg, LLC	2,710.95
2/16/2012	40951	Vicnrg, LLC	2,921.35
		Vicnrg, LLC Total	5,632.30
1/20/2012	40794	W&B Service Co., Inc.	489.54
3/2/2012	10073	W&B Service Co., Inc.	381.68
3/23/2012	10224	W&B Service Co., Inc.	268.84
		W&B Service Co., Inc. Total	1,140.06
1/20/2012	40797	W&H Interests	8,552.02
2/1/2012	40837	W&H Interests	8,133.00
3/1/2012	10023	W&H Interests	8,133.00
4/1/2012	10232	W&H Interests	8,133.00
		W&H Interests Total	32,951.02
2/9/2012	40933	Waste Connections of Texas	863.79
3/8/2012	10131	Waste Connections of Texas	884.01
		Waste Connections of Texas Total	1,747.80
2/13/2012	Wire	Wells Fargo	2,106.59

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

H&W Petroleum Company, Inc.

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/12/2012	Wire	Wells Fargo	2,039.96
		Wells Fargo Total	4,146.55
1/20/2012	40795	Werts Welding & Tank Service	1,553.25
2/24/2012	41040	Werts Welding & Tank Service	392.26
3/23/2012	10225	Werts Welding & Tank Service	60.65
		Werts Welding & Tank Service Total	2,006.16
2/3/2012	40902	Westpark Communications	255.69
3/2/2012	10074	Westpark Communications	254.60
4/5/2012	10277	Westpark Communications	308.73
		Westpark Communications Total	819.02
3/29/2012	10249	White-Tucker Company	216.45
		White-Tucker Company Total	216.45
2/9/2012	40939	Wink, Erica L.	20.55
3/23/2012	10227	Wink, Erica L.	557.93
		Wink, Erica L. Total	578.48
3/8/2012	10121	Wink, Sue	170.24
		Wink, Sue Total	170.24
3/23/2012	10226	YRC, Inc.	1,219.62
3/29/2012	10250	YRC, Inc.	742.23
		YRC, Inc. Total	1,961.85

		Grand Total	$10,500,574.05

Note 1: This schedule is subject to change as additional information becomes available or is clarified. This schedule is subject to the reconciliation of the bank records.

Kapila & Company

Exhibit B

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/3/2012	57090	Adonna Atlanta, Inc.	$180.00
2/16/2012	57288	Adonna Atlanta, Inc.	180.00
3/2/2012	100061	Adonna Atlanta, Inc.	180.00
3/29/2012	100412	Adonna Atlanta, Inc.	180.00
		Adonna Atlanta, Inc. Total	720.00
2/16/2012	57289	Advance Commercial Charge	1,377.77
3/2/2012	100062	Advance Commercial Charge	552.49
3/15/2012	100316	Advance Commercial Charge	501.10
		Advance Commercial Charge Total	2,431.36
2/9/2012	57194	Aetna	67,905.70
3/8/2012	100138	Aetna	72,072.26
		Aetna Total	139,977.96
1/27/2012	57038	AFLAC	4,046.08
2/24/2012	57378	AFLAC	4,131.04
4/5/2012	100487	AFLAC	8,183.40
		AFLAC Total	16,360.52
3/16/2012	100318	Akerman Senterfitt & Eidson PA	5,000.00
		Akerman Senterfitt & Eidson PA Total	5,000.00
1/20/2012	56901	Allied Waste Services	65.00
2/9/2012	57195	Allied Waste Services	303.14
3/8/2012	100140	Allied Waste Services	269.02
3/15/2012	100235	Allied Waste Services	65.00
		Allied Waste Services Total	702.16
3/2/2012	100063	AM/PM 24 Hr. Road Service, Inc.	157.50
3/15/2012	100237	AM/PM 24 Hr. Road Service, Inc.	240.00
		AM/PM 24 Hr. Road Service, Inc. Total	397.50
1/27/2012	56988	Ambassador Printing Company	71.02
2/3/2012	57092	Ambassador Printing Company	111.30
2/16/2012	57290	Ambassador Printing Company	146.28
3/8/2012	100208	Ambassador Printing Company	273.48
3/23/2012	100322	Ambassador Printing Company	35.51
		Ambassador Printing Company Total	637.59
1/20/2012	56903	American Driving Records, Inc.	155.14
2/9/2012	57182	American Driving Records, Inc.	252.82
2/16/2012	57291	American Driving Records, Inc.	2,193.95
3/23/2012	100323	American Driving Records, Inc.	129.66
		American Driving Records, Inc. Total	2,731.57
1/20/2012	56902	American Recovery, LLC	252.00
		American Recovery, LLC Total	252.00
2/16/2012	57292	American Stock	6,219.54
3/8/2012	Wire	American Stock	148,134.80
3/8/2012	100139	American Stock	1,138.00
		American Stock Total	155,492.34
2/6/2012	Wire	AMEX	3,223.88
2/16/2012	57293	AMEX	41,658.51
3/5/2012	Wire	AMEX	2,441.82

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/15/2012	100236	AMEX	21,914.74
4/5/2012	Wire	AMEX	3,140.22
4/11/2012	100525	AMEX	15,819.50
		AMEX Total	88,198.67
4/11/2012	100526	Analysts, Inc.	240.00
		Analysts, Inc. Total	240.00
1/20/2012	56904	Applicant Insight	281.00
2/9/2012	57196	Applicant Insight	142.95
3/8/2012	100209	Applicant Insight	165.30
		Applicant Insight Total	589.25
1/17/2012	Wire	Applied Underwriters	37,159.95
2/15/2012	Wire	Applied Underwriters	36,753.37
3/15/2012	Wire	Applied Underwriters	44,797.93
		Applied Underwriters Total	118,711.25
1/20/2012	56986	Arceneaux, Earl	80.00
		Arceneaux, Earl Total	80.00
1/17/2012	Wire	Arco	179,509.09
1/18/2012	Wire	Arco	191,438.25
1/19/2012	Wire	Arco	108,947.44
1/20/2012	Wire	Arco	137,354.89
1/23/2012	Wire	Arco	257,639.43
1/25/2012	Wire	Arco	265,345.53
1/26/2012	Wire	Arco	72,111.23
1/27/2012	Wire	Arco	36,200.93
1/30/2012	Wire	Arco	154,455.30
2/1/2012	Wire	Arco	241,116.36
2/2/2012	Wire	Arco	85,576.94
2/3/2012	Wire	Arco	88,726.85
2/6/2012	Wire	Arco	304,053.92
2/8/2012	Wire	Arco	158,092.42
2/9/2012	Wire	Arco	84,172.37
2/10/2012	Wire	Arco	86,429.32
2/13/2012	Wire	Arco	248,145.02
2/15/2012	Wire	Arco	206,256.90
2/16/2012	Wire	Arco	109,801.20
2/17/2012	Wire	Arco	165,162.13
2/21/2012	Wire	Arco	278,449.55
2/22/2012	Wire	Arco	204,010.60
2/23/2012	Wire	Arco	76,234.94
2/24/2012	Wire	Arco	125,368.88
2/27/2012	Wire	Arco	169,523.36
2/29/2012	Wire	Arco	237,796.81
3/1/2012	Wire	Arco	80,785.14
3/2/2012	Wire	Arco	103,864.86
3/5/2012	Wire	Arco	86,658.92
3/7/2012	Wire	Arco	107,857.44

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/8/2012	Wire	Arco	19,977.91
3/12/2012	Wire	Arco	185,321.01
3/14/2012	Wire	Arco	126,900.08
3/15/2012	Wire	Arco	73,589.66
3/16/2012	Wire	Arco	57,655.68
3/19/2012	Wire	Arco	92,403.15
3/22/2012	Wire	Arco	88,684.62
3/23/2012	Wire	Arco	106,190.94
3/26/2012	Wire	Arco	400,548.13
3/28/2012	Wire	Arco	183,307.45
3/28/2012	Wire	Arco	36,843.16
3/29/2012	Wire	Arco	8,252.19
3/30/2012	Wire	Arco	12,972.38
4/2/2012	Wire	Arco	96,343.20
4/4/2012	Wire	Arco	256,962.84
4/5/2012	Wire	Arco	104,691.20
4/6/2012	Wire	Arco	59,096.73
4/9/2012	Wire	Arco	263,331.90
4/11/2012	Wire	Arco	172,011.34
4/12/2012	Wire	Arco	73,065.40
4/13/2012	Wire	Arco	80,269.53
		Arco Total	7,149,504.52
1/20/2012	56951	Arelis Van Den Berg	58.63
		Arelis Van Den Berg Total	58.63
1/27/2012	56989	Ascension Clean and Care, Inc.	300.00
3/2/2012	100064	Ascension Clean and Care, Inc.	375.00
4/11/2012	100527	Ascension Clean and Care, Inc.	300.00
		Ascension Clean and Care, Inc. Total	975.00
2/7/2012	57174	Ascension Parish Sales Tax Authority	25.00
2/7/2012	57175	Ascension Parish Sales Tax Authority	3,650.00
		Ascension Parish Sales Tax Authority Total	3,675.00
1/20/2012	Wire	Ascension Sales Tax	37.83
2/21/2012	Wire	Ascension Sales Tax	21.01
3/20/2012	Wire	Ascension Sales Tax	15.54
		Ascension Sales Tax Total	74.38
1/20/2012	56908	AT&T	630.49
1/27/2012	56990	AT&T	2,879.48
1/27/2012	56993	AT&T	860.00
2/1/2012	57079	AT&T	478.58
2/1/2012	57080	AT&T	2,554.00
2/9/2012	57199	AT&T	633.39
2/9/2012	57255	AT&T	199.84
2/16/2012	57300	AT&T	857.94
2/24/2012	57379	AT&T	3,415.48
2/24/2012	57384	AT&T	1,613.39
3/2/2012	100065	AT&T	496.13

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/2/2012	100071	AT&T	237.14
3/8/2012	100143	AT&T	428.50
3/8/2012	100190	AT&T	191.89
3/15/2012	100241	AT&T	856.07
3/23/2012	100330	AT&T	1,259.70
3/29/2012	100414	AT&T	487.15
3/29/2012	100413	AT&T	5,219.35
3/29/2012	100415	AT&T	324.47
4/5/2012	100488	AT&T	662.93
4/5/2012	100502	AT&T	161.85
4/11/2012	100528	AT&T	856.07
		AT&T Total	25,303.84
1/17/2012	Wire	Atlas Oil Company	17,058.42
1/20/2012	Wire	Atlas Oil Company	49,783.16
1/23/2012	Wire	Atlas Oil Company	85,376.54
1/30/2012	Wire	Atlas Oil Company	48,190.20
2/3/2012	Wire	Atlas Oil Company	48,476.59
2/6/2012	Wire	Atlas Oil Company	69,552.08
2/13/2012	Wire	Atlas Oil Company	69,124.73
2/16/2012	Wire	Atlas Oil Company	74,589.91
2/17/2012	Wire	Atlas Oil Company	26,153.66
2/21/2012	Wire	Atlas Oil Company	113,574.31
2/24/2012	Wire	Atlas Oil Company	24,931.39
2/27/2012	Wire	Atlas Oil Company	77,815.06
3/1/2012	Wire	Atlas Oil Company	41,023.06
3/2/2012	Wire	Atlas Oil Company	8,146.50
3/8/2012	Wire	Atlas Oil Company	25,134.25
3/9/2012	Wire	Atlas Oil Company	36,434.34
3/12/2012	Wire	Atlas Oil Company	67,954.77
3/13/2012	Wire	Atlas Oil Company	1,641.92
3/15/2012	Wire	Atlas Oil Company	27,746.42
3/16/2012	Wire	Atlas Oil Company	129,646.42
3/19/2012	Wire	Atlas Oil Company	79,287.82
3/20/2012	Wire	Atlas Oil Company	27,843.88
3/22/2012	Wire	Atlas Oil Company	9,990.81
3/23/2012	Wire	Atlas Oil Company	56,233.65
3/26/2012	Wire	Atlas Oil Company	109,482.51
3/29/2012	Wire	Atlas Oil Company	54,077.22
3/30/2012	Wire	Atlas Oil Company	25,323.68
4/2/2012	Wire	Atlas Oil Company	91,937.10
4/3/2012	Wire	Atlas Oil Company	23,683.26
4/4/2012	Wire	Atlas Oil Company	6,641.20
4/5/2012	Wire	Atlas Oil Company	33,284.00
4/12/2012	Wire	Atlas Oil Company	24,128.34
4/13/2012	Wire	Atlas Oil Company	60,518.55
		Atlas Oil Company Total	1,644,785.75

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
1/17/2012	Wire	Atlas Products, Inc.	17,058.42
1/17/2012	Wire	Atlas Products, Inc.	(17,058.42)
1/23/2012	Wire	Atlas Products, Inc.	85,376.54
1/23/2012	Wire	Atlas Products, Inc.	(85,376.54)
1/30/2012	Wire	Atlas Products, Inc.	48,190.20
1/30/2012	Wire	Atlas Products, Inc.	(48,190.20)
		Atlas Products, Inc. Total	-
1/27/2012	56991	Autozone, Inc.	67.77
		Autozone, Inc. Total	67.77
2/24/2012	57381	B&H Inglewood Tow, Inc.	150.00
3/23/2012	100326	B&H Inglewood Tow, Inc.	225.00
		B&H Inglewood Tow, Inc. Total	375.00
1/20/2012	56905	Background Information, Inc.	193.15
2/9/2012	57197	Background Information, Inc.	228.25
2/16/2012	57294	Background Information, Inc.	361.00
3/2/2012	100067	Background Information, Inc.	97.85
3/23/2012	100324	Background Information, Inc.	582.15
		Background Information, Inc. Total	1,462.40
2/3/2012	57093	Baco Exterminating, LLC	80.00
		Baco Exterminating, LLC Total	80.00
1/18/2012	56896	Bagel Snack	54.38
1/20/2012	56906	Bagel Snack	54.38
1/27/2012	57044	Bagel Snack	54.38
2/9/2012	57191	Bagel Snack	54.38
2/9/2012	57198	Bagel Snack	54.38
2/16/2012	57295	Bagel Snack	54.38
2/24/2012	57380	Bagel Snack	54.38
3/2/2012	100068	Bagel Snack	54.38
3/8/2012	100141	Bagel Snack	54.38
3/15/2012	100239	Bagel Snack	54.38
3/23/2012	100325	Bagel Snack	54.38
4/3/2012	100480	Bagel Snack	54.38
4/5/2012	100509	Bagel Snack	54.38
		Bagel Snack Total	706.94
4/11/2012	100512	Barriner, Norma	70.68
		Barriner, Norma Total	70.68
1/20/2012	Wire	Baton Rouge Sales & Use Tax	1,826.00
2/21/2012	Wire	Baton Rouge Sales & Use Tax	656.00
3/20/2012	Wire	Baton Rouge Sales & Use Tax	604.00
		Baton Rouge Sales & Use Tax Total	3,086.00
2/3/2012	57094	Battleground Tire & Wrecker	500.00
		Battleground Tire & Wrecker Total	500.00
3/29/2012	100417	Bear, David (Marty)	80.00
4/5/2012	100490	Bear, David (Marty)	252.20
		Bear, David (Marty) Total	332.20
2/3/2012	57095	Beard, Robert W.	395.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
		Beard, Robert W. Total	395.00
2/16/2012	57369	Bernal, Eyran J.	292.48
		Bernal, Eyran J. Total	292.48
1/20/2012	56907	Bewley, Lassleben & Miller	225.00
2/16/2012	57296	Bewley, Lassleben & Miller	225.00
3/8/2012	100210	Bewley, Lassleben & Miller	45.00
		Bewley, Lassleben & Miller Total	495.00
1/27/2012	56992	Bieniek, Linda	30.02
		Bieniek, Linda Total	30.02
1/20/2012	56909	Bires & Schaffer	8,625.00
3/2/2012	100069	Bires & Schaffer	21,125.00
3/15/2012	100240	Bires & Schaffer	6,875.00
		Bires & Schaffer Total	36,625.00
2/24/2012	57382	Biscuit Studios, LLC	56.25
3/23/2012	100327	Biscuit Studios, LLC	175.00
		Biscuit Studios, LLC Total	231.25
2/16/2012	57297	Black Star Oil Company	560.00
		Black Star Oil Company Total	560.00
2/1/2012	57059	Blakeman Industrial Park, LLC	2,475.00
3/1/2012	100038	Blakeman Industrial Park, LLC	2,475.00
4/3/2012	100461	Blakeman Industrial Park, LLC	2,475.00
		Blakeman Industrial Park, LLC Total	7,425.00
2/3/2012	57096	Brea Property Management	2,650.93
		Brea Property Management Total	2,650.93
2/16/2012	57298	Brenntag Southwest, Inc.	942.04
3/2/2012	100070	Brenntag Southwest, Inc.	2,435.86
3/23/2012	100328	Brenntag Southwest, Inc.	627.00
		Brenntag Southwest, Inc. Total	4,004.90
2/3/2012	57097	Broadridge	6,325.47
2/24/2012	57383	Broadridge	532.69
		Broadridge Total	6,858.16
2/16/2012	57299	Broadwing Communication	1,038.38
3/23/2012	100329	Broadwing Communication	515.75
		Broadwing Communication Total	1,554.13
2/7/2012	57178	Broward County Board of Commissioners	690.00
2/7/2012	57179	Broward County Board of Commissioners	25.00
		Broward County Board of Commissioners Total	715.00
1/20/2012	56910	Budget Rent A Car Systems	3,059.59
2/24/2012	57455	Budget Rent A Car Systems	904.17
3/23/2012	100331	Budget Rent A Car Systems	1,224.40
		Budget Rent A Car Systems Total	5,188.16
2/1/2012	57060	Buffalo Road, LLC	400.00
3/1/2012	100039	Buffalo Road, LLC	400.00
4/3/2012	100462	Buffalo Road, LLC	400.00
		Buffalo Road, LLC Total	1,200.00
2/9/2012	57200	Burrtec Waste Industries	135.76

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/8/2012	100144	Burrtec Waste Industries	135.76
		Burrtec Waste Industries Total	271.52
1/20/2012	56984	CA Board of Equalization	4,203.80
2/9/2012	57186	CA Board of Equalization	4,188.77
3/15/2012	100242	CA Board of Equalization	4,204.86
		CA Board of Equalization Total	12,597.43
1/20/2012	Wire	CA Sales & Use Tax	259,027.00
		CA Sales & Use Tax Total	259,027.00
1/20/2012	56911	California Water Service	17.09
2/16/2012	57301	California Water Service	20.27
3/15/2012	100243	California Water Service	17.29
		California Water Service Total	54.65
1/20/2012	56912	Camacho Truck Service, LLC	1,017.71
1/27/2012	56994	Camacho Truck Service, LLC	619.27
2/3/2012	57098	Camacho Truck Service, LLC	364.28
2/9/2012	57201	Camacho Truck Service, LLC	123.61
2/16/2012	57303	Camacho Truck Service, LLC	176.97
3/2/2012	100072	Camacho Truck Service, LLC	450.08
3/8/2012	100145	Camacho Truck Service, LLC	1,133.60
3/15/2012	100244	Camacho Truck Service, LLC	1,888.19
3/23/2012	100332	Camacho Truck Service, LLC	670.01
		Camacho Truck Service, LLC Total	6,443.72
1/27/2012	56995	Cameron Assoc., Inc.	6,500.00
3/23/2012	100333	Cameron Assoc., Inc.	6,500.00
4/11/2012	100529	Cameron Assoc., Inc.	6,500.00
		Cameron Assoc., Inc. Total	19,500.00
2/16/2012	57302	Campos, Victor M.	175.90
3/8/2012	100211	Campos, Victor M.	262.75
		Campos, Victor M. Total	438.65
1/27/2012	56996	Canoochee Electric Membership	179.90
2/24/2012	57386	Canoochee Electric Membership	138.62
3/23/2012	100334	Canoochee Electric Membership	112.73
		Canoochee Electric Membership Total	431.25
1/20/2012	56913	Capital Office Products	1,070.02
1/27/2012	56997	Capital Office Products	1,360.60
2/3/2012	57099	Capital Office Products	1,620.35
2/9/2012	57202	Capital Office Products	1,842.46
2/16/2012	57304	Capital Office Products	2,403.44
2/24/2012	57387	Capital Office Products	687.54
3/2/2012	100073	Capital Office Products	760.73
3/8/2012	100146	Capital Office Products	1,320.21
3/15/2012	100245	Capital Office Products	355.30
3/23/2012	100335	Capital Office Products	1,013.40
		Capital Office Products Total	12,434.05
3/15/2012	100246	Carolina Truck and Trailer, LLC	258.00
		Carolina Truck and Trailer, LLC Total	258.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/3/2012	57172	Cash	823.40
		Cash Total	823.40
1/20/2012	56914	CDW Direct, LLC	469.13
2/3/2012	57100	CDW Direct, LLC	6,000.00
2/9/2012	57203	CDW Direct, LLC	116.90
2/16/2012	57305	CDW Direct, LLC	1,388.63
2/24/2012	57388	CDW Direct, LLC	139.17
3/2/2012	100074	CDW Direct, LLC	371.39
3/8/2012	100147	CDW Direct, LLC	368.81
3/15/2012	100247	CDW Direct, LLC	220.29
3/23/2012	100336	CDW Direct, LLC	17,010.10
		CDW Direct, LLC Total	26,084.42
2/3/2012	Wire	Centurylink	209.29
3/5/2012	Wire	Centurylink	216.10
4/2/2012	Wire	Centurylink	216.10
		Centurylink Total	641.49
3/8/2012	100212	CGLIC-Chattanooga EASC	4,829.70
3/15/2012	100249	CGLIC-Chattanooga EASC	5,547.15
4/5/2012	100489	CGLIC-Chattanooga EASC	4,221.26
		CGLIC-Chattanooga EASC Total	14,598.11
1/20/2012	56915	Charlie's Tractor/Trailer	162.12
2/3/2012	57101	Charlie's Tractor/Trailer	411.43
2/9/2012	57204	Charlie's Tractor/Trailer	2,115.72
2/24/2012	57389	Charlie's Tractor/Trailer	1,876.64
3/2/2012	100075	Charlie's Tractor/Trailer	238.61
3/8/2012	100148	Charlie's Tractor/Trailer	163.82
3/23/2012	100337	Charlie's Tractor/Trailer	2,961.61
		Charlie's Tractor/Trailer Total	7,929.95
2/24/2012	57396	Charlotte Fire Dept	460.00
		Charlotte Fire Dept Total	460.00
1/18/2012	56897	Chatham Truck Center, Inc.	1,115.60
		Chatham Truck Center, Inc. Total	1,115.60
1/20/2012	56916	Chuck's Welding Service	781.25
1/27/2012	56998	Chuck's Welding Service	132.65
2/3/2012	57102	Chuck's Welding Service	669.49
2/24/2012	57390	Chuck's Welding Service	3,454.65
3/2/2012	100076	Chuck's Welding Service	560.75
3/15/2012	100248	Chuck's Welding Service	54.83
		Chuck's Welding Service Total	5,653.62
1/20/2012	56919	Cintas Corporation	21.40
1/20/2012	56921	Cintas Corporation	422.68
1/20/2012	56918	Cintas Corporation	21.85
1/20/2012	56917	Cintas Corporation	180.05
1/27/2012	56999	Cintas Corporation	21.40
2/3/2012	57109	Cintas Corporation	21.40
2/3/2012	57111	Cintas Corporation	469.60

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/3/2012	57104	Cintas Corporation	27.43
2/3/2012	57105	Cintas Corporation	22.15
2/3/2012	57107	Cintas Corporation	85.56
2/3/2012	57106	Cintas Corporation	75.33
2/3/2012	57108	Cintas Corporation	21.85
2/3/2012	57103	Cintas Corporation	80.37
2/9/2012	57212	Cintas Corporation	42.80
2/9/2012	57213	Cintas Corporation	153.00
2/9/2012	57206	Cintas Corporation	109.72
2/9/2012	57207	Cintas Corporation	112.36
2/9/2012	57208	Cintas Corporation	90.72
2/9/2012	57210	Cintas Corporation	68.57
2/9/2012	57209	Cintas Corporation	301.58
2/9/2012	57211	Cintas Corporation	65.55
2/9/2012	57205	Cintas Corporation	190.67
2/16/2012	57307	Cintas Corporation	22.74
2/16/2012	57308	Cintas Corporation	24.27
2/16/2012	57310	Cintas Corporation	46.22
2/16/2012	57309	Cintas Corporation	215.45
2/16/2012	57306	Cintas Corporation	80.37
2/24/2012	57393	Cintas Corporation	21.40
2/24/2012	57395	Cintas Corporation	153.00
2/24/2012	57391	Cintas Corporation	27.43
2/24/2012	57392	Cintas Corporation	21.85
3/2/2012	100077	Cintas Corporation	21.40
3/2/2012	100079	Cintas Corporation	306.00
3/8/2012	100213	Cintas Corporation	21.40
3/8/2012	100149	Cintas Corporation	249.79
3/15/2012	100256	Cintas Corporation	153.00
3/15/2012	100250	Cintas Corporation	82.29
3/15/2012	100251	Cintas Corporation	46.82
3/15/2012	100252	Cintas Corporation	103.44
3/15/2012	100254	Cintas Corporation	69.33
3/15/2012	100253	Cintas Corporation	542.55
3/15/2012	100255	Cintas Corporation	65.55
3/23/2012	100338	Cintas Corporation	42.80
3/23/2012	100340	Cintas Corporation	306.00
3/29/2012	100416	Cintas Corporation	153.00
		Cintas Corporation Total	5,382.14
1/20/2012	56920	Cintas Uniforms	217.05
2/3/2012	57110	Cintas Uniforms	377.83
2/16/2012	57311	Cintas Uniforms	230.76
2/24/2012	57394	Cintas Uniforms	53.96
3/2/2012	100078	Cintas Uniforms	539.23
3/23/2012	100339	Cintas Uniforms	290.58
3/29/2012	100451	Cintas Uniforms	53.41

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
		Cintas Uniforms Total	1,762.82
1/20/2012	56980	City of Birmingham	0.59
1/20/2012	56981	City of Birmingham	0.23
2/9/2012	57192	City of Birmingham	240.00
		City of Birmingham Total	240.82
1/20/2012	56979	City of Fontana	3,536.26
		City of Fontana Total	3,536.26
2/16/2012	57313	City of Gonzales	33.40
3/15/2012	100257	City of Gonzales	33.40
4/11/2012	100530	City of Gonzales	27.32
		City of Gonzales Total	94.12
2/16/2012	57312	City of Las Vegas	55.00
		City of Las Vegas Total	55.00
1/20/2012	56978	City of North Las Vegas	835.32
		City of North Las Vegas Total	835.32
2/9/2012	57264	City of Tampa Utilities	12.10
3/8/2012	100194	City of Tampa Utilities	6.06
4/11/2012	100539	City of Tampa Utilities	9.09
		City of Tampa Utilities Total	27.25
3/15/2012	100313	Colon, Maira	201.66
		Colon, Maira Total	201.66
1/17/2012	Wire	Colonial Terminals, Inc.	79,465.26
1/19/2012	Wire	Colonial Terminals, Inc.	20,257.54
1/20/2012	Wire	Colonial Terminals, Inc.	41,500.31
1/23/2012	Wire	Colonial Terminals, Inc.	92,121.81
1/24/2012	Wire	Colonial Terminals, Inc.	13,873.81
1/26/2012	Wire	Colonial Terminals, Inc.	7,328.09
1/27/2012	Wire	Colonial Terminals, Inc.	19,113.35
1/30/2012	Wire	Colonial Terminals, Inc.	70,949.38
2/2/2012	Wire	Colonial Terminals, Inc.	19,538.19
2/3/2012	Wire	Colonial Terminals, Inc.	7,250.59
2/6/2012	Wire	Colonial Terminals, Inc.	40,234.26
2/9/2012	Wire	Colonial Terminals, Inc.	18,004.19
2/13/2012	Wire	Colonial Terminals, Inc.	76,358.13
2/14/2012	Wire	Colonial Terminals, Inc.	12,628.29
2/16/2012	Wire	Colonial Terminals, Inc.	49,766.37
2/17/2012	Wire	Colonial Terminals, Inc.	24,568.88
2/21/2012	Wire	Colonial Terminals, Inc.	110,691.97
2/22/2012	Wire	Colonial Terminals, Inc.	2,042.63
2/23/2012	Wire	Colonial Terminals, Inc.	7,034.13
2/24/2012	Wire	Colonial Terminals, Inc.	20,510.93
2/27/2012	Wire	Colonial Terminals, Inc.	71,207.35
2/28/2012	Wire	Colonial Terminals, Inc.	3,420.34
3/1/2012	Wire	Colonial Terminals, Inc.	54,505.17
3/2/2012	Wire	Colonial Terminals, Inc.	39,038.25
3/5/2012	Wire	Colonial Terminals, Inc.	98,521.57

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/6/2012	Wire	Colonial Terminals, Inc.	10,197.06
3/8/2012	Wire	Colonial Terminals, Inc.	19,365.73
3/9/2012	Wire	Colonial Terminals, Inc.	17,799.65
3/12/2012	Wire	Colonial Terminals, Inc.	98,438.91
3/13/2012	Wire	Colonial Terminals, Inc.	13,375.24
3/15/2012	Wire	Colonial Terminals, Inc.	48,401.61
3/16/2012	Wire	Colonial Terminals, Inc.	33,477.93
3/19/2012	Wire	Colonial Terminals, Inc.	46,828.50
3/20/2012	Wire	Colonial Terminals, Inc.	5,988.07
3/22/2012	Wire	Colonial Terminals, Inc.	26,346.60
3/23/2012	Wire	Colonial Terminals, Inc.	22,755.19
3/26/2012	Wire	Colonial Terminals, Inc.	111,513.41
3/27/2012	Wire	Colonial Terminals, Inc.	14,140.50
3/29/2012	Wire	Colonial Terminals, Inc.	29,178.19
3/30/2012	Wire	Colonial Terminals, Inc.	37,654.86
4/2/2012	Wire	Colonial Terminals, Inc.	209,733.22
4/3/2012	Wire	Colonial Terminals, Inc.	24,000.46
4/5/2012	Wire	Colonial Terminals, Inc.	23,588.39
4/6/2012	Wire	Colonial Terminals, Inc.	65,730.30
4/9/2012	Wire	Colonial Terminals, Inc.	140,474.54
4/12/2012	Wire	Colonial Terminals, Inc.	14,093.22
4/13/2012	Wire	Colonial Terminals, Inc.	35,471.03
		Colonial Terminals, Inc. Total	2,048,483.40
1/20/2012	56922	Comfort House, Inc.	81.05
3/2/2012	100080	Comfort House, Inc.	81.05
3/8/2012	100150	Comfort House, Inc.	81.05
		Comfort House, Inc. Total	243.15
1/17/2012	Wire	Conocophillips Company	17,955.64
1/18/2012	Wire	Conocophillips Company	8,159.62
1/19/2012	Wire	Conocophillips Company	10,614.05
1/20/2012	Wire	Conocophillips Company	74,466.94
1/23/2012	Wire	Conocophillips Company	20,252.15
1/24/2012	Wire	Conocophillips Company	3,534.22
1/27/2012	Wire	Conocophillips Company	24,948.84
1/30/2012	Wire	Conocophillips Company	48,534.81
1/31/2012	Wire	Conocophillips Company	12,505.92
2/1/2012	Wire	Conocophillips Company	16,804.21
2/2/2012	Wire	Conocophillips Company	37,662.57
2/3/2012	Wire	Conocophillips Company	55,421.97
2/6/2012	Wire	Conocophillips Company	31,482.61
2/9/2012	Wire	Conocophillips Company	16,406.89
2/10/2012	Wire	Conocophillips Company	56,892.72
2/13/2012	Wire	Conocophillips Company	11,201.68
2/17/2012	Wire	Conocophillips Company	12,331.95
2/21/2012	Wire	Conocophillips Company	37,632.55
2/23/2012	Wire	Conocophillips Company	8,019.97

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/24/2012	Wire	Conocophillips Company	73,530.72
2/27/2012	Wire	Conocophillips Company	115,024.25
2/28/2012	Wire	Conocophillips Company	5,095.42
2/29/2012	Wire	Conocophillips Company	9,578.93
3/1/2012	Wire	Conocophillips Company	84,073.41
3/2/2012	Wire	Conocophillips Company	114,115.09
3/5/2012	Wire	Conocophillips Company	87,657.19
3/6/2012	Wire	Conocophillips Company	6,271.59
3/8/2012	Wire	Conocophillips Company	72,692.07
3/9/2012	Wire	Conocophillips Company	52,693.08
3/12/2012	Wire	Conocophillips Company	173,126.16
3/13/2012	Wire	Conocophillips Company	1,954.97
3/15/2012	Wire	Conocophillips Company	91,068.40
3/16/2012	Wire	Conocophillips Company	121,825.74
3/19/2012	Wire	Conocophillips Company	137,812.95
3/20/2012	Wire	Conocophillips Company	23,388.35
3/21/2012	Wire	Conocophillips Company	17,883.97
3/22/2012	Wire	Conocophillips Company	4,894.21
3/23/2012	Wire	Conocophillips Company	80,388.96
3/26/2012	Wire	Conocophillips Company	181,204.73
3/27/2012	Wire	Conocophillips Company	17,298.65
3/29/2012	Wire	Conocophillips Company	85,306.03
3/30/2012	Wire	Conocophillips Company	95,681.87
4/2/2012	Wire	Conocophillips Company	56,871.26
4/5/2012	Wire	Conocophillips Company	40,689.97
4/6/2012	Wire	Conocophillips Company	55,734.36
4/9/2012	Wire	Conocophillips Company	174,829.97
4/10/2012	Wire	Conocophillips Company	23,121.85
4/12/2012	Wire	Conocophillips Company	169,692.74
4/13/2012	Wire	Conocophillips Company	152,837.30
		Conocophillips Company Total	2,831,173.50
3/23/2012	100341	Cooper Kenworth, Inc.	41.31
		Cooper Kenworth, Inc. Total	41.31
2/24/2012	57397	Corella, Francisco	311.04
		Corella, Francisco Total	311.04
4/11/2012	100531	County Disposal, LLC	187.99
		County Disposal, LLC Total	187.99
1/20/2012	56923	Crystal Springs	113.68
2/1/2012	57081	Crystal Springs	109.93
2/16/2012	57314	Crystal Springs	22.23
3/15/2012	100258	Crystal Springs	66.57
		Crystal Springs Total	312.41
1/27/2012	Wire	CT Corporation - Annual Report	13,596.00
		CT Corporation - Annual Report Total	13,596.00
2/24/2012	57398	Custom Blinds Int'l, Inc.	590.00
		Custom Blinds Int'l, Inc. Total	590.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
1/20/2012	56924	Davis Graham & Stubbs LLP	55,796.20
2/24/2012	57399	Davis Graham & Stubbs LLP	931.50
3/15/2012	100317	Davis Graham & Stubbs LLP	46,195.42
4/6/2012	100511	Davis Graham & Stubbs LLP	100,280.92
		Davis Graham & Stubbs LLP Total	203,204.04
4/3/2012	100481	Day, Jones	12,612.50
		Day, Jones Total	12,612.50
2/1/2012	57051	DCFS USA, LLC	2,988.48
2/1/2012	57052	DCFS USA, LLC	2,988.48
2/1/2012	57053	DCFS USA, LLC	2,556.88
2/1/2012	57054	DCFS USA, LLC	2,556.88
3/1/2012	100033	DCFS USA, LLC	2,988.48
3/1/2012	100034	DCFS USA, LLC	2,988.48
3/1/2012	100035	DCFS USA, LLC	2,556.88
3/1/2012	100036	DCFS USA, LLC	2,556.88
4/1/2012	100405	DCFS USA, LLC	2,988.48
4/1/2012	100406	DCFS USA, LLC	2,988.48
4/1/2012	100407	DCFS USA, LLC	2,556.88
4/1/2012	100408	DCFS USA, LLC	2,556.88
		DCFS USA, LLC Total	33,272.16
2/9/2012	57215	De La Hoz & Associates, P.A.	5,193.75
3/8/2012	100151	De La Hoz & Associates, P.A.	13,413.75
4/11/2012	Wire	De La Hoz & Associates, P.A.	18,500.00
		De La Hoz & Associates, P.A. Total	37,107.50
2/9/2012	57214	De Lage Landen Operational Services	1,687.25
3/8/2012	100214	De Lage Landen Operational Services	1,687.25
		De Lage Landen Operational Services Total	3,374.50
2/1/2012	57061	Deland, Inc.	5,500.00
3/1/2012	100040	Deland, Inc.	5,500.00
4/3/2012	100463	Deland, Inc.	5,500.00
		Deland, Inc. Total	16,500.00
1/20/2012	56925	Dell Financial Services, LLC	110.86
1/27/2012	57039	Dell Financial Services, LLC	5,726.50
2/3/2012	57112	Dell Financial Services, LLC	2,255.52
2/16/2012	57315	Dell Financial Services, LLC	139.86
3/2/2012	100081	Dell Financial Services, LLC	8,706.88
3/23/2012	100342	Dell Financial Services, LLC	110.86
		Dell Financial Services, LLC Total	17,050.48
2/3/2012	57113	Dell Marketing L.P.	2,624.00
2/16/2012	57316	Dell Marketing L.P.	316.13
3/2/2012	100082	Dell Marketing L.P.	2,643.93
3/23/2012	100343	Dell Marketing L.P.	561.80
		Dell Marketing L.P. Total	6,145.86
1/17/2012	Wire	Denny Oil Co.	24,773.67
1/18/2012	Wire	Denny Oil Co.	24,594.82
1/19/2012	Wire	Denny Oil Co.	81,948.23

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
1/24/2012	Wire	Denny Oil Co.	27,046.56
1/27/2012	Wire	Denny Oil Co.	51,161.41
1/30/2012	Wire	Denny Oil Co.	25,996.66
1/31/2012	Wire	Denny Oil Co.	24,433.24
2/22/2012	Wire	Denny Oil Co.	53,256.04
2/23/2012	Wire	Denny Oil Co.	30,019.11
3/5/2012	Wire	Denny Oil Co.	54,747.26
3/26/2012	Wire	Denny Oil Co.	25,501.34
4/10/2012	Wire	Denny Oil Co.	28,781.21
		Denny Oil Co. Total	452,259.55
1/20/2012	56926	Diamond Springs Water, Inc.	16.62
2/16/2012	57317	Diamond Springs Water, Inc.	30.45
3/15/2012	100311	Diamond Springs Water, Inc.	9.60
3/23/2012	100344	Diamond Springs Water, Inc.	9.60
		Diamond Springs Water, Inc. Total	66.27
2/24/2012	57400	Digi-Key Corporation	290.76
		Digi-Key Corporation Total	290.76
1/17/2012	Wire	Direct Fuels, L.P.	65,808.46
1/19/2012	Wire	Direct Fuels, L.P.	11,290.90
1/20/2012	Wire	Direct Fuels, L.P.	32,823.76
1/23/2012	Wire	Direct Fuels, L.P.	23,222.24
1/26/2012	Wire	Direct Fuels, L.P.	19,964.49
1/27/2012	Wire	Direct Fuels, L.P.	37,605.09
1/30/2012	Wire	Direct Fuels, L.P.	6,730.69
2/6/2012	Wire	Direct Fuels, L.P.	25,386.64
2/8/2012	Wire	Direct Fuels, L.P.	7,031.85
2/9/2012	Wire	Direct Fuels, L.P.	40,196.00
2/10/2012	Wire	Direct Fuels, L.P.	12,751.06
2/13/2012	Wire	Direct Fuels, L.P.	11,334.72
2/16/2012	Wire	Direct Fuels, L.P.	21,100.30
2/16/2012	Wire	Direct Fuels, L.P.	29,482.66
2/17/2012	Wire	Direct Fuels, L.P.	45,074.59
2/21/2012	Wire	Direct Fuels, L.P.	10,693.93
2/23/2012	Wire	Direct Fuels, L.P.	28,752.58
2/27/2012	Wire	Direct Fuels, L.P.	80,510.65
2/29/2012	Wire	Direct Fuels, L.P.	43,922.27
3/1/2012	Wire	Direct Fuels, L.P.	25,033.39
3/12/2012	Wire	Direct Fuels, L.P.	19,597.53
3/19/2012	Wire	Direct Fuels, L.P.	15,877.96
3/22/2012	Wire	Direct Fuels, L.P.	16,736.21
3/23/2012	Wire	Direct Fuels, L.P.	22,107.51
3/26/2012	Wire	Direct Fuels, L.P.	23,408.40
4/2/2012	Wire	Direct Fuels, L.P.	23,129.67
4/9/2012	Wire	Direct Fuels, L.P.	66,071.12
4/10/2012	Wire	Direct Fuels, L.P.	19,510.48
4/11/2012	Wire	Direct Fuels, L.P.	21,155.67

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
4/12/2012	Wire	Direct Fuels, L.P.	40,204.64
4/13/2012	Wire	Direct Fuels, L.P.	35,098.31
		Direct Fuels, L.P. Total	881,613.77
2/16/2012	57318	Diversified Administration	100.00
		Diversified Administration Total	100.00
1/27/2012	57035	DK Wayside Truck & Trailer Repair, Inc.	68.86
2/1/2012	57078	DK Wayside Truck & Trailer Repair, Inc.	1,000.00
2/16/2012	57367	DK Wayside Truck & Trailer Repair, Inc.	3,565.44
3/1/2012	100057	DK Wayside Truck & Trailer Repair, Inc.	1,000.00
3/2/2012	100137	DK Wayside Truck & Trailer Repair, Inc.	2,946.61
3/8/2012	100224	DK Wayside Truck & Trailer Repair, Inc.	169.93
3/29/2012	100458	DK Wayside Truck & Trailer Repair, Inc.	361.76
4/3/2012	100479	DK Wayside Truck & Trailer Repair, Inc.	1,000.00
		DK Wayside Truck & Trailer Repair, Inc. Total	10,112.60
2/3/2012	57171	Donner, Christina	51.16
		Donner, Christina Total	51.16
3/2/2012	100083	Drake Supply Company	481.98
3/15/2012	100259	Drake Supply Company	354.79
		Drake Supply Company Total	836.77
1/27/2012	57000	Drug Free Compliance, Inc.	508.00
2/24/2012	57401	Drug Free Compliance, Inc.	638.25
3/23/2012	100346	Drug Free Compliance, Inc.	571.50
		Drug Free Compliance, Inc. Total	1,717.75
2/9/2012	57216	DTN Corporation	313.00
3/8/2012	100152	DTN Corporation	313.00
		DTN Corporation Total	626.00
1/27/2012	57001	Dun & Bradstreet	13,991.25
2/16/2012	57319	Dun & Bradstreet	4,663.75
3/15/2012	100260	Dun & Bradstreet	4,663.75
		Dun & Bradstreet Total	23,318.75
1/27/2012	57002	Eatel	254.24
2/24/2012	57402	Eatel	250.07
3/23/2012	100347	Eatel	249.98
		Eatel Total	754.29
2/1/2012	57082	Edison Company	221.36
2/3/2012	57167	Edison Company	414.81
2/9/2012	57217	Edison Company	185.99
3/2/2012	100084	Edison Company	171.75
3/8/2012	100153	Edison Company	526.53
3/29/2012	100418	Edison Company	159.67
4/5/2012	100491	Edison Company	345.81
4/11/2012	100532	Edison Company	150.91
		Edison Company Total	2,176.83
2/24/2012	57403	Elmer's Truck Seat Center	212.05
		Elmer's Truck Seat Center Total	212.05

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/24/2012	57456	Embarq	253.21
3/29/2012	100442	Embarq	277.91
		Embarq Total	531.12
1/20/2012	56927	Emerald Towing, Inc.	353.50
2/3/2012	57114	Emerald Towing, Inc.	275.00
3/15/2012	100261	Emerald Towing, Inc.	270.25
		Emerald Towing, Inc. Total	898.75
3/2/2012	100085	Empire Truck Sales, LLC	265.78
		Empire Truck Sales, LLC Total	265.78
1/20/2012	56928	Entergy Gulf States Louisiana, LLC	426.40
		Entergy Gulf States Louisiana, LLC Total	426.40
1/20/2012	Wire	Enterprise Products Operating, LLC	3.26
		Enterprise Products Operating, LLC Total	3.26
1/20/2012	56929	ePartners, Inc.	8,069.26
2/3/2012	57115	ePartners, Inc.	7,101.25
		ePartners, Inc. Total	15,170.51
2/24/2012	57404	Ethicspoint, Inc.	2,205.00
		Ethicspoint, Inc. Total	2,205.00
1/20/2012	56930	Examination Management	160.00
2/9/2012	57218	Examination Management	120.00
3/8/2012	100227	Examination Management	160.00
		Examination Management Total	440.00
1/20/2012	56977	FEDEX	1,055.56
1/27/2012	57003	FEDEX	725.34
2/3/2012	57116	FEDEX	868.90
2/9/2012	57219	FEDEX	578.75
2/16/2012	57320	FEDEX	992.08
2/24/2012	57405	FEDEX	440.35
3/2/2012	100086	FEDEX	688.16
3/8/2012	100215	FEDEX	746.70
3/15/2012	100262	FEDEX	553.34
3/23/2012	100348	FEDEX	336.55
4/11/2012	100533	FEDEX	2,215.86
		FEDEX Total	9,201.59
1/20/2012	56985	FL Dept of Revenue	3,475.46
3/15/2012	100265	FL Dept of Revenue	3,157.18
3/29/2012	100420	FL Dept of Revenue	3,293.74
		FL Dept of Revenue Total	9,926.38
2/27/2012	57459	FL Division of Motor Vehicle	2,500.00
		FL Division of Motor Vehicle Total	2,500.00
1/19/2012	Wire	FL Sales & Use Tax	11,751.81
2/17/2012	Wire	FL Sales & Use Tax	15,316.77
3/19/2012	Wire	FL Sales & Use Tax	15,316.83
		FL Sales & Use Tax Total	42,385.41
2/24/2012	57453	Fleet Fueling-Wright	26,388.40

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/15/2012	100309	Fleet Fueling-Wright	29,015.89
4/11/2012	100541	Fleet Fueling-Wright	25,595.58
		Fleet Fueling-Wright Total	80,999.87
1/20/2012	56931	Fleet Pride	269.92
2/3/2012	57118	Fleet Pride	936.85
2/9/2012	57221	Fleet Pride	248.58
2/16/2012	57321	Fleet Pride	759.27
3/2/2012	100087	Fleet Pride	462.87
3/8/2012	100154	Fleet Pride	150.02
3/15/2012	100263	Fleet Pride	540.15
3/23/2012	100350	Fleet Pride	709.33
3/29/2012	100419	Fleet Pride	52.57
		Fleet Pride Total	4,129.56
1/20/2012	56982	Fleet Products, Inc.	178.75
2/9/2012	57222	Fleet Products, Inc.	271.32
2/24/2012	57407	Fleet Products, Inc.	177.40
3/23/2012	100351	Fleet Products, Inc.	273.75
		Fleet Products, Inc. Total	901.22
1/20/2012	56932	Fleetwash Systems	271.50
2/3/2012	57119	Fleetwash Systems	700.11
2/16/2012	57322	Fleetwash Systems	142.41
2/24/2012	57408	Fleetwash Systems	163.28
3/2/2012	100088	Fleetwash Systems	81.64
3/8/2012	100155	Fleetwash Systems	263.34
3/15/2012	100264	Fleetwash Systems	142.41
3/23/2012	100352	Fleetwash Systems	163.28
		Fleetwash Systems Total	1,927.97
2/28/2012	Wire	Flint Hills Resources L.P.	19,377.81
2/29/2012	Wire	Flint Hills Resources L.P.	15,719.63
3/1/2012	Wire	Flint Hills Resources L.P.	23,903.95
3/2/2012	Wire	Flint Hills Resources L.P.	17,317.43
3/5/2012	Wire	Flint Hills Resources L.P.	95,433.83
3/6/2012	Wire	Flint Hills Resources L.P.	29,794.65
3/7/2012	Wire	Flint Hills Resources L.P.	7,036.24
3/8/2012	Wire	Flint Hills Resources L.P.	23,665.60
3/9/2012	Wire	Flint Hills Resources L.P.	19,533.20
3/12/2012	Wire	Flint Hills Resources L.P.	57,137.21
3/13/2012	Wire	Flint Hills Resources L.P.	6,533.17
3/14/2012	Wire	Flint Hills Resources L.P.	11,137.52
3/15/2012	Wire	Flint Hills Resources L.P.	32,128.08
3/16/2012	Wire	Flint Hills Resources L.P.	16,020.98
3/19/2012	Wire	Flint Hills Resources L.P.	80,279.77
3/20/2012	Wire	Flint Hills Resources L.P.	22,657.85
3/22/2012	Wire	Flint Hills Resources L.P.	8,903.66
3/23/2012	Wire	Flint Hills Resources L.P.	58,973.66
3/26/2012	Wire	Flint Hills Resources L.P.	93,558.99

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/27/2012	Wire	Flint Hills Resources L.P.	22,891.08
3/28/2012	Wire	Flint Hills Resources L.P.	5,218.73
3/29/2012	Wire	Flint Hills Resources L.P.	17,078.22
3/30/2012	Wire	Flint Hills Resources L.P.	18,795.65
4/2/2012	Wire	Flint Hills Resources L.P.	111,896.44
4/3/2012	Wire	Flint Hills Resources L.P.	14,426.24
4/4/2012	Wire	Flint Hills Resources L.P.	7,615.08
4/5/2012	Wire	Flint Hills Resources L.P.	14,928.81
4/6/2012	Wire	Flint Hills Resources L.P.	52,214.22
4/9/2012	Wire	Flint Hills Resources L.P.	77,222.23
4/12/2012	Wire	Flint Hills Resources L.P.	28,851.84
4/13/2012	Wire	Flint Hills Resources L.P.	50,422.94
		Flint Hills Resources L.P. Total	1,060,674.71
2/3/2012	57117	Florida Tank Services, Inc.	1,307.62
2/9/2012	57220	Florida Tank Services, Inc.	1,918.98
2/24/2012	57406	Florida Tank Services, Inc.	78.00
3/23/2012	100349	Florida Tank Services, Inc.	621.46
		Florida Tank Services, Inc. Total	3,926.06
1/27/2012	57036	FP&L	61.96
2/24/2012	57409	FP&L	89.50
3/29/2012	100421	FP&L	102.09
		FP&L Total	253.55
2/3/2012	57120	Friction Materials Company	462.19
3/23/2012	100353	Friction Materials Company	462.19
		Friction Materials Company Total	924.38
2/16/2012	57323	Fuel Tech., Inc.	350.00
		Fuel Tech., Inc. Total	350.00
2/24/2012	57410	FuelQuest, Inc.	150.00
4/5/2012	100492	FuelQuest, Inc.	150.00
		FuelQuest, Inc. Total	300.00
1/20/2012	56933	G&K Services	121.34
1/20/2012	56934	G&K Services	114.98
1/20/2012	56935	G&K Services	110.97
1/27/2012	57004	G&K Services	110.97
2/3/2012	57122	G&K Services	395.29
2/3/2012	57123	G&K Services	99.16
2/3/2012	57126	G&K Services	225.68
2/3/2012	57124	G&K Services	588.75
2/3/2012	57125	G&K Services	425.84
2/9/2012	57223	G&K Services	149.69
2/9/2012	57225	G&K Services	110.97
2/16/2012	57324	G&K Services	122.93
2/16/2012	57325	G&K Services	99.16
2/16/2012	57328	G&K Services	110.97
2/16/2012	57326	G&K Services	103.20
2/24/2012	57411	G&K Services	156.53

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/24/2012	57412	G&K Services	49.58
2/24/2012	57415	G&K Services	135.10
2/24/2012	57413	G&K Services	117.75
2/24/2012	57414	G&K Services	103.20
3/2/2012	100089	G&K Services	163.52
3/2/2012	100090	G&K Services	49.58
3/2/2012	100093	G&K Services	110.97
3/2/2012	100091	G&K Services	353.25
3/2/2012	100092	G&K Services	349.46
3/8/2012	100216	G&K Services	127.43
3/15/2012	100270	G&K Services	110.97
3/15/2012	100266	G&K Services	184.55
3/15/2012	100267	G&K Services	103.20
3/23/2012	100354	G&K Services	256.50
3/23/2012	100355	G&K Services	99.16
3/23/2012	100357	G&K Services	130.97
3/29/2012	100422	G&K Services	127.43
3/29/2012	100423	G&K Services	49.58
3/29/2012	100424	G&K Services	221.94
		G&K Services Total	5,890.57
1/18/2012	Wire	GA Motor Fuel Tax	86,874.84
2/21/2012	Wire	GA Motor Fuel Tax	93,679.67
3/19/2012	Wire	GA Motor Fuel Tax	90,807.57
		GA Motor Fuel Tax Total	271,362.08
1/18/2012	Wire	GA Sales & Use Tax	65,584.80
2/21/2012	Wire	GA Sales & Use Tax	67,742.07
3/14/2012	Wire	GA Sales & Use Tax	64,123.33
		GA Sales & Use Tax Total	197,450.20
1/17/2012	Wire	Gavilon, LLC	393,812.50
1/19/2012	Wire	Gavilon, LLC	145,943.18
1/20/2012	Wire	Gavilon, LLC	195,766.37
1/23/2012	Wire	Gavilon, LLC	19,804.80
1/26/2012	Wire	Gavilon, LLC	119,875.53
1/27/2012	Wire	Gavilon, LLC	306,132.16
1/30/2012	Wire	Gavilon, LLC	270,500.65
1/31/2012	Wire	Gavilon, LLC	16,652.13
2/2/2012	Wire	Gavilon, LLC	166,702.71
2/3/2012	Wire	Gavilon, LLC	62,044.69
2/6/2012	Wire	Gavilon, LLC	45,414.47
2/7/2012	Wire	Gavilon, LLC	36,454.49
2/8/2012	Wire	Gavilon, LLC	35,280.57
2/9/2012	Wire	Gavilon, LLC	144,000.94
2/10/2012	Wire	Gavilon, LLC	403,955.64
2/13/2012	Wire	Gavilon, LLC	216,697.30
2/16/2012	Wire	Gavilon, LLC	13,657.83
2/17/2012	Wire	Gavilon, LLC	29,865.42

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/21/2012	Wire	Gavilon, LLC	354,662.10
2/22/2012	Wire	Gavilon, LLC	43,145.71
2/23/2012	Wire	Gavilon, LLC	136,181.86
2/24/2012	Wire	Gavilon, LLC	182,787.48
2/27/2012	Wire	Gavilon, LLC	185,153.02
3/2/2012	Wire	Gavilon, LLC	318,170.44
3/6/2012	Wire	Gavilon, LLC	31,213.94
3/6/2012	Wire	Gavilon, LLC	278,565.22
3/7/2012	Wire	Gavilon, LLC	36,623.44
3/8/2012	Wire	Gavilon, LLC	115,353.47
3/9/2012	Wire	Gavilon, LLC	89,231.77
3/12/2012	Wire	Gavilon, LLC	107,569.12
3/13/2012	Wire	Gavilon, LLC	52,589.01
3/14/2012	Wire	Gavilon, LLC	65,126.14
3/15/2012	Wire	Gavilon, LLC	171,247.44
3/16/2012	Wire	Gavilon, LLC	264,231.82
3/19/2012	Wire	Gavilon, LLC	166,872.25
3/21/2012	Wire	Gavilon, LLC	67,919.03
3/22/2012	Wire	Gavilon, LLC	18,592.45
3/23/2012	Wire	Gavilon, LLC	130,704.16
3/26/2012	Wire	Gavilon, LLC	173,898.41
3/27/2012	Wire	Gavilon, LLC	75,716.98
3/28/2012	Wire	Gavilon, LLC	76,136.62
3/29/2012	Wire	Gavilon, LLC	158,780.48
3/30/2012	Wire	Gavilon, LLC	283,258.87
4/2/2012	Wire	Gavilon, LLC	63,841.74
4/3/2012	Wire	Gavilon, LLC	11,833.98
4/4/2012	Wire	Gavilon, LLC	1,023.24
4/5/2012	Wire	Gavilon, LLC	71,431.84
4/6/2012	Wire	Gavilon, LLC	354,510.84
4/9/2012	Wire	Gavilon, LLC	283,962.62
4/10/2012	Wire	Gavilon, LLC	54,619.52
4/11/2012	Wire	Gavilon, LLC	10,808.94
4/11/2012	Wire	Gavilon, LLC	49,208.69
4/12/2012	Wire	Gavilon, LLC	70,979.39
4/13/2012	Wire	Gavilon, LLC	14,027.67
		Gavilon, LLC Total	7,192,541.08
3/27/2012	Wire	Genovese Joblove & Batista PA	75,000.00
4/13/2012	Wire	Genovese Joblove & Batista PA	225,000.00
		Genovese Joblove & Batista PA Total	300,000.00
3/23/2012	100356	Georgia Dept. of Revenue	3,800.00
		Georgia Dept. of Revenue Total	3,800.00
2/9/2012	57224	Georgia Power Company	18.02
2/16/2012	57327	Georgia Power Company	295.10
3/8/2012	100156	Georgia Power Company	18.02
3/15/2012	100268	Georgia Power Company	305.30

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
4/11/2012	100534	Georgia Power Company	339.32
		Georgia Power Company Total	975.76
3/15/2012	100269	GHX Industrial, LLC	252.96
		GHX Industrial, LLC Total	252.96
4/9/2012	Wire	Global Companies, LLC	37,049.38
4/10/2012	Wire	Global Companies, LLC	55,245.09
		Global Companies, LLC Total	92,294.47
1/27/2012	57040	Goldberg, Steven R.	424.29
2/24/2012	57416	Goldberg, Steven R.	564.90
		Goldberg, Steven R. Total	989.19
3/29/2012	100425	Goodyear Rubber Products, Inc.	49.05
		Goodyear Rubber Products, Inc. Total	49.05
1/20/2012	56937	Goodyear Tire & Rubber Company	8,041.31
1/27/2012	57041	Goodyear Tire & Rubber Company	951.52
2/3/2012	57127	Goodyear Tire & Rubber Company	14,049.08
2/9/2012	57226	Goodyear Tire & Rubber Company	780.72
2/16/2012	57329	Goodyear Tire & Rubber Company	4,874.87
2/24/2012	57417	Goodyear Tire & Rubber Company	2,374.73
3/2/2012	100094	Goodyear Tire & Rubber Company	4,026.00
3/8/2012	100158	Goodyear Tire & Rubber Company	4,138.03
3/15/2012	100271	Goodyear Tire & Rubber Company	4,626.84
3/23/2012	100358	Goodyear Tire & Rubber Company	6,986.17
4/11/2012	100535	Goodyear Tire & Rubber Company	9,784.87
		Goodyear Tire & Rubber Company Total	60,634.14
1/20/2012	56936	Google, Inc.	17.16
3/8/2012	100157	Google, Inc.	450.45
3/29/2012	100452	Google, Inc.	238.81
		Google, Inc. Total	706.42
1/20/2012	56938	Grainger	865.85
1/27/2012	57005	Grainger	93.74
2/3/2012	57128	Grainger	2,018.14
2/9/2012	57227	Grainger	365.58
2/24/2012	57418	Grainger	519.19
3/2/2012	100095	Grainger	416.85
3/8/2012	100159	Grainger	835.79
3/15/2012	100272	Grainger	252.33
3/23/2012	100359	Grainger	1,014.37
3/29/2012	100453	Grainger	356.80
		Grainger Total	6,738.64
2/24/2012	57419	Grant Thorton, LLP	15,900.00
3/8/2012	100160	Grant Thorton, LLP	10,600.00
3/23/2012	100402	Grant Thorton, LLP	35,562.00
		Grant Thorton, LLP Total	62,062.00
2/3/2012	57129	Green Season	120.00
2/16/2012	57330	Green Season	120.00
3/8/2012	100217	Green Season	120.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
		Green Season Total	360.00
1/20/2012	56939	Green, Norman	160.00
		Green, Norman Total	160.00
4/5/2012	100494	Guilford County Tax Department	639.63
		Guilford County Tax Department Total	639.63
1/17/2012	Wire	Gulf Oil Limited Partnership	51,039.79
1/18/2012	Wire	Gulf Oil Limited Partnership	21,722.55
1/19/2012	Wire	Gulf Oil Limited Partnership	8,171.18
1/20/2012	Wire	Gulf Oil Limited Partnership	25,405.19
1/23/2012	Wire	Gulf Oil Limited Partnership	19,525.29
1/24/2012	Wire	Gulf Oil Limited Partnership	17,160.21
1/25/2012	Wire	Gulf Oil Limited Partnership	15,162.12
1/26/2012	Wire	Gulf Oil Limited Partnership	5,670.49
1/27/2012	Wire	Gulf Oil Limited Partnership	25,899.66
1/30/2012	Wire	Gulf Oil Limited Partnership	18,093.36
1/31/2012	Wire	Gulf Oil Limited Partnership	5,763.66
2/1/2012	Wire	Gulf Oil Limited Partnership	11,036.88
2/3/2012	Wire	Gulf Oil Limited Partnership	18,801.65
2/6/2012	Wire	Gulf Oil Limited Partnership	30,022.56
2/8/2012	Wire	Gulf Oil Limited Partnership	16,577.10
2/9/2012	Wire	Gulf Oil Limited Partnership	8,553.22
2/10/2012	Wire	Gulf Oil Limited Partnership	6,225.20
2/13/2012	Wire	Gulf Oil Limited Partnership	5,979.43
2/15/2012	Wire	Gulf Oil Limited Partnership	32,947.22
2/16/2012	Wire	Gulf Oil Limited Partnership	1,889.99
2/17/2012	Wire	Gulf Oil Limited Partnership	14,124.19
2/21/2012	Wire	Gulf Oil Limited Partnership	43,656.15
2/22/2012	Wire	Gulf Oil Limited Partnership	12,308.05
2/24/2012	Wire	Gulf Oil Limited Partnership	30,110.02
2/27/2012	Wire	Gulf Oil Limited Partnership	35,500.68
2/28/2012	Wire	Gulf Oil Limited Partnership	6,514.72
2/29/2012	Wire	Gulf Oil Limited Partnership	14,634.42
3/1/2012	Wire	Gulf Oil Limited Partnership	2,945.06
3/2/2012	Wire	Gulf Oil Limited Partnership	15,697.89
3/5/2012	Wire	Gulf Oil Limited Partnership	17,751.16
3/6/2012	Wire	Gulf Oil Limited Partnership	14,560.02
3/9/2012	Wire	Gulf Oil Limited Partnership	30,355.57
3/12/2012	Wire	Gulf Oil Limited Partnership	13,713.24
3/13/2012	Wire	Gulf Oil Limited Partnership	7,072.18
3/14/2012	Wire	Gulf Oil Limited Partnership	24,574.26
3/15/2012	Wire	Gulf Oil Limited Partnership	17,868.26
3/16/2012	Wire	Gulf Oil Limited Partnership	19,630.62
3/19/2012	Wire	Gulf Oil Limited Partnership	25,132.86
3/20/2012	Wire	Gulf Oil Limited Partnership	16,538.02
3/21/2012	Wire	Gulf Oil Limited Partnership	13,593.16
3/22/2012	Wire	Gulf Oil Limited Partnership	14,811.89

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/23/2012	Wire	Gulf Oil Limited Partnership	25,388.98
3/26/2012	Wire	Gulf Oil Limited Partnership	23,995.38
3/27/2012	Wire	Gulf Oil Limited Partnership	14,486.90
3/28/2012	Wire	Gulf Oil Limited Partnership	22,021.98
3/29/2012	Wire	Gulf Oil Limited Partnership	9,192.92
3/30/2012	Wire	Gulf Oil Limited Partnership	12,074.82
4/2/2012	Wire	Gulf Oil Limited Partnership	50,893.00
4/3/2012	Wire	Gulf Oil Limited Partnership	12,608.88
4/4/2012	Wire	Gulf Oil Limited Partnership	26,960.86
4/5/2012	Wire	Gulf Oil Limited Partnership	33,708.67
4/6/2012	Wire	Gulf Oil Limited Partnership	35,616.22
4/9/2012	Wire	Gulf Oil Limited Partnership	30,313.33
4/10/2012	Wire	Gulf Oil Limited Partnership	15,175.61
4/12/2012	Wire	Gulf Oil Limited Partnership	28,220.60
4/13/2012	Wire	Gulf Oil Limited Partnership	28,654.27
		Gulf Oil Limited Partnership Total	1,106,051.59
3/15/2012	100273	Gunster, Yoakley & Stewart PA	20,000.00
3/22/2012	Wire	Gunster, Yoakley & Stewart PA	30,000.00
4/3/2012	Wire	Gunster, Yoakley & Stewart PA	40,000.00
		Gunster, Yoakley & Stewart PA Total	90,000.00
1/27/2012	57006	Guy's Towing Services, Inc.	504.00
3/2/2012	100096	Guy's Towing Services, Inc.	350.00
		Guy's Towing Services, Inc. Total	854.00
2/9/2012	57228	Gwinnett City Department of Public	16.03
3/8/2012	100161	Gwinnett City Department of Public	16.11
4/5/2012	100495	Gwinnett City Department of Public	16.56
		Gwinnett City Department of Public Total	48.70
3/2/2012	100097	Gwinnett County License	8,092.84
		Gwinnett County License Total	8,092.84
2/16/2012	57287	Hamilton, LLC	7,500.00
3/1/2012	100042	Hamilton, LLC	7,500.00
4/3/2012	100465	Hamilton, LLC	7,500.00
		Hamilton, LLC Total	22,500.00
1/25/2012	Wire	Hancock, John	3,089.14
2/8/2012	Wire	Hancock, John	3,428.39
2/22/2012	Wire	Hancock, John	3,435.50
3/7/2012	Wire	Hancock, John	3,430.50
3/21/2012	Wire	Hancock, John	3,431.53
4/2/2012	Wire	Hancock, John	3,408.31
		Hancock, John Total	20,223.37
3/8/2012	100162	Headcount Management, Inc.	943.50
3/15/2012	100274	Headcount Management, Inc.	680.00
		Headcount Management, Inc. Total	1,623.50
2/1/2012	Wire	Heartland	2,501.47
2/9/2012	Wire	Heartland	114.50
3/1/2012	Wire	Heartland	3,034.86

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/2/2012	Wire	Heartland	780.06
3/2/2012	Wire	Heartland	3,937.29
3/2/2012	Wire	Heartland	1,255.64
3/7/2012	Wire	Heartland	3,937.29
3/7/2012	Wire	Heartland	1,255.64
3/8/2012	Wire	Heartland	114.75
4/3/2012	Wire	Heartland	3,702.61
4/10/2012	Wire	Heartland	114.50
		Heartland Total	20,748.61
2/1/2012	57064	Heck Rental Properties	3,700.00
3/1/2012	100045	Heck Rental Properties	3,700.00
4/3/2012	100467	Heck Rental Properties	3,700.00
		Heck Rental Properties Total	11,100.00
2/9/2012	57183	Henderson, Donnie G.	2,986.81
2/16/2012	57331	Henderson, Donnie G.	1,271.85
3/15/2012	100275	Henderson, Donnie G.	1,146.83
3/23/2012	100360	Henderson, Donnie G.	2,408.04
		Henderson, Donnie G. Total	7,813.53
2/1/2012	57062	Henry B. Glascock Company	250.00
3/1/2012	100041	Henry B. Glascock Company	250.00
4/3/2012	100464	Henry B. Glascock Company	250.00
		Henry B. Glascock Company Total	750.00
2/9/2012	57235	Hill, Karen	166.90
3/15/2012	100284	Hill, Karen	166.90
4/11/2012	100514	Hill, Karen	166.90
		Hill, Karen Total	500.70
2/1/2012	57065	Hi-Tech Power Systems, Inc.	500.00
2/16/2012	57332	Hi-Tech Power Systems, Inc.	281.11
3/1/2012	100043	Hi-Tech Power Systems, Inc.	500.00
3/2/2012	100098	Hi-Tech Power Systems, Inc.	358.81
4/3/2012	100466	Hi-Tech Power Systems, Inc.	500.00
		Hi-Tech Power Systems, Inc. Total	2,139.92
2/3/2012	57131	Howard Brothers, Inc.	27.55
		Howard Brothers, Inc. Total	27.55
2/3/2012	57130	Howell, Michael G.	200.00
3/2/2012	100099	Howell, Michael G.	250.00
3/15/2012	100315	Howell, Michael G.	238.62
3/29/2012	100426	Howell, Michael G.	200.00
		Howell, Michael G. Total	888.62
2/7/2012	57180	Hughes, Albert	560.00
3/8/2012	100218	Hughes, Albert	240.00
3/15/2012	100314	Hughes, Albert	226.26
		Hughes, Albert Total	1,026.26
2/1/2012	57066	Humdol, Inc.	1,230.50
3/1/2012	100044	Humdol, Inc.	1,230.50
		Humdol, Inc. Total	2,461.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/15/2012	100276	Husch Blackwell, LLP	20,000.00
3/22/2012	Wire	Husch Blackwell, LLP	25,000.00
		Husch Blackwell, LLP Total	45,000.00
2/16/2012	57363	Husley, Travis A., Director	50.00
		Husley, Travis A., Director Total	50.00
2/9/2012	57229	Ikon Financial Services	1,259.79
3/8/2012	100219	Ikon Financial Services	1,296.63
		Ikon Financial Services Total	2,556.42
1/20/2012	56940	Ikon Office Solutions	646.36
1/27/2012	57007	Ikon Office Solutions	51.52
2/24/2012	57422	Ikon Office Solutions	801.17
3/2/2012	100100	Ikon Office Solutions	58.84
3/23/2012	100361	Ikon Office Solutions	885.67
3/29/2012	100427	Ikon Office Solutions	51.42
		Ikon Office Solutions Total	2,494.98
2/1/2012	57049	Imperial A.I. Credit Companies	103,178.35
3/1/2012	100031	Imperial A.I. Credit Companies	103,178.35
4/1/2012	100409	Imperial A.I. Credit Companies	103,178.35
		Imperial A.I. Credit Companies Total	309,535.05
2/9/2012	57230	Industrial Hose & Hydration	803.35
2/16/2012	57333	Industrial Hose & Hydration	34.26
3/2/2012	100101	Industrial Hose & Hydration	742.65
3/8/2012	100163	Industrial Hose & Hydration	572.40
3/23/2012	100362	Industrial Hose & Hydration	801.58
		Industrial Hose & Hydration Total	2,954.24
3/8/2012	100164	Inland Kenworth, Inc.	448.48
3/15/2012	100277	Inland Kenworth, Inc.	341.81
3/29/2012	100428	Inland Kenworth, Inc.	211.59
		Inland Kenworth, Inc. Total	1,001.88
3/8/2012	100165	Insurance Office of America, Inc.	1,229.00
3/8/2012	100166	Insurance Office of America, Inc.	101.30
3/8/2012	100167	Insurance Office of America, Inc.	200.00
3/8/2012	100168	Insurance Office of America, Inc.	200.00
		Insurance Office of America, Inc. Total	1,730.30
1/17/2012	Wire	Intercompany Due from H&W - Corporate Charges	197,491.13
1/18/2012	Wire	Intercompany Due from H&W - Corporate Charges	35,411.81
1/19/2012	Wire	Intercompany Due from H&W - Corporate Charges	73,543.30
1/20/2012	Wire	Intercompany Due from H&W - Corporate Charges	54,073.10
1/23/2012	Wire	Intercompany Due from H&W - Corporate Charges	127,474.07
1/24/2012	Wire	Intercompany Due from H&W - Corporate Charges	89,836.52
1/25/2012	Wire	Intercompany Due from H&W - Corporate Charges	62,029.50
1/26/2012	Wire	Intercompany Due from H&W - Corporate Charges	77,395.31
1/27/2012	Wire	Intercompany Due from H&W - Corporate Charges	78,710.48
1/30/2012	Wire	Intercompany Due from H&W - Corporate Charges	153,470.03
1/31/2012	Wire	Intercompany Due from H&W - Corporate Charges	29,198.92
2/1/2012	Wire	Intercompany Due from H&W - Corporate Charges	20,207.46

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
2/2/2012	Wire	Intercompany Due from H&W - Corporate Charges	559.88
2/3/2012	Wire	Intercompany Due from H&W - Corporate Charges	64,203.35
2/6/2012	Wire	Intercompany Due from H&W - Corporate Charges	225,548.35
2/7/2012	Wire	Intercompany Due from H&W - Corporate Charges	85,335.31
2/8/2012	Wire	Intercompany Due from H&W - Corporate Charges	21,416.30
2/9/2012	Wire	Intercompany Due from H&W - Corporate Charges	96,039.18
2/10/2012	Wire	Intercompany Due from H&W - Corporate Charges	3,998.11
2/13/2012	Wire	Intercompany Due from H&W - Corporate Charges	72,302.13
2/14/2012	Wire	Intercompany Due from H&W - Corporate Charges	66,887.16
2/15/2012	Wire	Intercompany Due from H&W - Corporate Charges	52,690.30
2/16/2012	Wire	Intercompany Due from H&W - Corporate Charges	14,626.26
2/17/2012	Wire	Intercompany Due from H&W - Corporate Charges	35,739.79
2/21/2012	Wire	Intercompany Due from H&W - Corporate Charges	189,756.02
2/22/2012	Wire	Intercompany Due from H&W - Corporate Charges	41,051.46
2/23/2012	Wire	Intercompany Due from H&W - Corporate Charges	107,840.50
2/24/2012	Wire	Intercompany Due from H&W - Corporate Charges	12,997.66
2/27/2012	Wire	Intercompany Due from H&W - Corporate Charges	1,070.95
2/28/2012	Wire	Intercompany Due from H&W - Corporate Charges	73,758.18
2/29/2012	Wire	Intercompany Due from H&W - Corporate Charges	152,838.40
3/1/2012	Wire	Intercompany Due from H&W - Corporate Charges	10,472.85
3/2/2012	Wire	Intercompany Due from H&W - Corporate Charges	14,133.00
3/2/2012	Wire	Intercompany Due from H&W - Corporate Charges	13,697.72
3/5/2012	Wire	Intercompany Due from H&W - Corporate Charges	3,709.40
3/5/2012	Wire	Intercompany Due from H&W - Corporate Charges	173,917.30
3/6/2012	Wire	Intercompany Due from H&W - Corporate Charges	2,375.00
3/6/2012	Wire	Intercompany Due from H&W - Corporate Charges	62,871.50
3/7/2012	Wire	Intercompany Due from H&W - Corporate Charges	5,795.93
3/8/2012	Wire	Intercompany Due from H&W - Corporate Charges	88,157.13
3/8/2012	Wire	Intercompany Due from H&W - Corporate Charges	62,774.44
3/9/2012	Wire	Intercompany Due from H&W - Corporate Charges	44,088.16
3/12/2012	Wire	Intercompany Due from H&W - Corporate Charges	109,909.74
3/12/2012	Wire	Intercompany Due from H&W - Corporate Charges	120,280.14
3/13/2012	Wire	Intercompany Due from H&W - Corporate Charges	62,544.53
3/13/2012	Wire	Intercompany Due from H&W - Corporate Charges	123,410.22
3/14/2012	Wire	Intercompany Due from H&W - Corporate Charges	40,543.57
3/15/2012	Wire	Intercompany Due from H&W - Corporate Charges	7,038.36
3/15/2012	Wire	Intercompany Due from H&W - Corporate Charges	53,799.06
3/16/2012	Wire	Intercompany Due from H&W - Corporate Charges	60,501.78
3/19/2012	Wire	Intercompany Due from H&W - Corporate Charges	219,733.91
3/20/2012	Wire	Intercompany Due from H&W - Corporate Charges	89,249.17
3/21/2012	Wire	Intercompany Due from H&W - Corporate Charges	433,322.51
3/22/2012	Wire	Intercompany Due from H&W - Corporate Charges	49,284.84
3/23/2012	Wire	Intercompany Due from H&W - Corporate Charges	27,903.60
3/26/2012	Wire	Intercompany Due from H&W - Corporate Charges	159,620.69
3/27/2012	Wire	Intercompany Due from H&W - Corporate Charges	152,405.50
3/28/2012	Wire	Intercompany Due from H&W - Corporate Charges	72,346.08

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

Date	Check No.	Payee	Disbursement Amount
3/29/2012	Wire	Intercompany Due from H&W - Corporate Charges	2,136.24
3/30/2012	Wire	Intercompany Due from H&W - Corporate Charges	128,104.20
3/30/2012	Wire	Intercompany Due from H&W - Corporate Charges	92,379.21
4/2/2012	Wire	Intercompany Due from H&W - Corporate Charges	75,139.36
4/2/2012	Wire	Intercompany Due from H&W - Corporate Charges	92,379.21
4/3/2012	Wire	Intercompany Due from H&W - Corporate Charges	174,711.87
4/4/2012	Wire	Intercompany Due from H&W - Corporate Charges	3,731.62
4/5/2012	Wire	Intercompany Due from H&W - Corporate Charges	215,630.91
4/5/2012	Wire	Intercompany Due from H&W - Corporate Charges	6,660.96
4/6/2012	Wire	Intercompany Due from H&W - Corporate Charges	179,746.55
4/9/2012	Wire	Intercompany Due from H&W - Corporate Charges	410.76
		Intercompany Due from H&W - Corporate Charges Total	5,552,417.94
1/18/2012	Wire	Intercompany Due from SSI - Corporate Charges	2,516.89
2/13/2012	Wire	Intercompany Due from SSI - Corporate Charges	193.44
3/12/2012	Wire	Intercompany Due from SSI - Corporate Charges	229.20
		Intercompany Due from SSI - Corporate Charges Total	2,939.53
2/16/2012	57334	Intranet Communications Group, Inc.	1,630.12
		Intranet Communications Group, Inc. Total	1,630.12
3/23/2012	100363	Inveshare, Inc.	89.87
		Inveshare, Inc. Total	89.87
1/27/2012	Wire	IRS	36,000.00
2/13/2012	Wire	IRS	30,275.83
2/24/2012	Wire	IRS	36,000.00
3/13/2012	Wire	IRS	28,043.80
3/21/2012	Wire	IRS	5,000.00
3/26/2012	Wire	IRS	36,000.00
		IRS Total	171,319.63
2/3/2012	57133	J&M Fleet Repair	841.02
2/9/2012	57231	J&M Fleet Repair	641.00
		J&M Fleet Repair Total	1,482.02
1/27/2012	57042	Jackson Lewis, LLP	280.00
2/3/2012	57132	Jackson Lewis, LLP	891.00
2/16/2012	57335	Jackson Lewis, LLP	280.00
3/15/2012	100278	Jackson Lewis, LLP	1,328.50
		Jackson Lewis, LLP Total	2,779.50
3/2/2012	100102	Jarrett, Robert	553.35
3/15/2012	100279	Jarrett, Robert	511.11
		Jarrett, Robert Total	1,064.46
1/20/2012	56941	Jea	114.99
2/16/2012	57336	Jea	148.76
3/15/2012	100280	Jea	102.49
4/11/2012	100536	Jea	90.34
		Jea Total	456.58
1/20/2012	Wire	Jeff Parish Sales Tax	489.67
2/22/2012	Wire	Jeff Parish Sales Tax	594.50
3/20/2012	Wire	Jeff Parish Sales Tax	498.73

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Jeff Parish Sales Tax Total	1,582.90
3/23/2012	100364	JLG Structures	1,565.45
		JLG Structures Total	1,565.45
3/2/2012	100103	Jobsinlogistics.com	335.00
		Jobsinlogistics.com Total	335.00
2/1/2012	57067	Johnson/Perkins Partnership	2,650.00
3/1/2012	100046	Johnson/Perkins Partnership	2,650.00
4/3/2012	100468	Johnson/Perkins Partnership	2,650.00
		Johnson/Perkins Partnership Total	7,950.00
1/20/2012	56942	Johnson's Wrecker Service	295.90
		Johnson's Wrecker Service Total	295.90
3/23/2012	100365	Josam Products, Inc.	2,113.46
		Josam Products, Inc. Total	2,113.46
1/27/2012	57008	JP Orlando, LLC	186.38
3/2/2012	100104	JP Orlando, LLC	186.38
		JP Orlando, LLC Total	372.76
3/22/2012	Wire	Kapila & Company	100,000.00
4/11/2012	Wire	Kapila & Company	113,154.85
4/13/2012	Wire	Kapila & Company	65,885.33
4/13/2012	Wire	Kapila & Company	225,000.00
		Kapila & Company Total	504,040.18
3/23/2012	100366	Kaufmann, Rossin & Co., P.A.	30,338.00
		Kaufmann, Rossin & Co., P.A. Total	30,338.00
2/24/2012	57423	Keeney, Cregg	224.66
4/5/2012	100497	Keeney, Cregg	204.28
		Keeney, Cregg Total	428.94
1/17/2012	Wire	Kendrick Oil Company	15,209.91
1/17/2012	Wire	Kendrick Oil Company	185,671.69
1/18/2012	Wire	Kendrick Oil Company	27,225.86
1/19/2012	Wire	Kendrick Oil Company	24,856.02
1/20/2012	Wire	Kendrick Oil Company	67,542.28
1/23/2012	Wire	Kendrick Oil Company	223,066.82
1/25/2012	Wire	Kendrick Oil Company	22,259.37
1/26/2012	Wire	Kendrick Oil Company	79,631.37
1/27/2012	Wire	Kendrick Oil Company	50,433.36
1/30/2012	Wire	Kendrick Oil Company	108,507.16
1/31/2012	Wire	Kendrick Oil Company	5,358.34
2/1/2012	Wire	Kendrick Oil Company	10,348.79
2/2/2012	Wire	Kendrick Oil Company	21,414.50
2/3/2012	Wire	Kendrick Oil Company	45,789.23
2/6/2012	Wire	Kendrick Oil Company	281,101.69
2/7/2012	Wire	Kendrick Oil Company	29,711.48
2/8/2012	Wire	Kendrick Oil Company	26,366.57
2/9/2012	Wire	Kendrick Oil Company	28,144.80
2/10/2012	Wire	Kendrick Oil Company	32,960.76
2/13/2012	Wire	Kendrick Oil Company	100,090.94

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/14/2012	Wire	Kendrick Oil Company	14,922.48
2/16/2012	Wire	Kendrick Oil Company	81,492.83
2/17/2012	Wire	Kendrick Oil Company	119,737.85
2/21/2012	Wire	Kendrick Oil Company	253,436.24
2/22/2012	Wire	Kendrick Oil Company	10,920.87
2/23/2012	Wire	Kendrick Oil Company	69,134.32
2/24/2012	Wire	Kendrick Oil Company	33,997.07
2/27/2012	Wire	Kendrick Oil Company	135,019.28
2/29/2012	Wire	Kendrick Oil Company	28.40
3/1/2012	Wire	Kendrick Oil Company	21,158.65
3/2/2012	Wire	Kendrick Oil Company	12,943.39
3/5/2012	Wire	Kendrick Oil Company	54,224.56
3/7/2012	Wire	Kendrick Oil Company	16,683.04
3/8/2012	Wire	Kendrick Oil Company	25,503.00
3/9/2012	Wire	Kendrick Oil Company	85,364.55
3/12/2012	Wire	Kendrick Oil Company	130,892.19
3/15/2012	Wire	Kendrick Oil Company	3,679.94
3/16/2012	Wire	Kendrick Oil Company	18,806.11
3/19/2012	Wire	Kendrick Oil Company	201,765.43
3/20/2012	Wire	Kendrick Oil Company	13,557.99
3/21/2012	Wire	Kendrick Oil Company	31,255.88
3/22/2012	Wire	Kendrick Oil Company	56,997.39
3/23/2012	Wire	Kendrick Oil Company	44,399.87
3/26/2012	Wire	Kendrick Oil Company	75,111.39
3/27/2012	Wire	Kendrick Oil Company	3,419.41
3/29/2012	Wire	Kendrick Oil Company	8,968.46
3/30/2012	Wire	Kendrick Oil Company	1,873.04
4/2/2012	Wire	Kendrick Oil Company	74,557.06
4/3/2012	Wire	Kendrick Oil Company	30,145.29
4/4/2012	Wire	Kendrick Oil Company	10,574.12
4/5/2012	Wire	Kendrick Oil Company	17,306.97
4/6/2012	Wire	Kendrick Oil Company	41,332.93
4/9/2012	Wire	Kendrick Oil Company	176,938.53
4/10/2012	Wire	Kendrick Oil Company	11,489.89
4/11/2012	Wire	Kendrick Oil Company	14,010.22
4/12/2012	Wire	Kendrick Oil Company	15,113.86
4/12/2012	Wire	Kendrick Oil Company	118,082.73
4/13/2012	Wire	Kendrick Oil Company	82,521.94
		Kendrick Oil Company Total	3,503,058.11
3/8/2012	100228	Kennedy, Tim	206.07
		Kennedy, Tim Total	206.07
2/24/2012	57424	Kentwood Springs	21.12
3/23/2012	100368	Kentwood Springs	56.62
		Kentwood Springs Total	77.74
1/27/2012	57011	Kenworth of Atlanta	116.67
2/9/2012	57234	Kenworth of Atlanta	142.84

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/15/2012	100282	Kenworth of Atlanta	1,362.48
		Kenworth of Atlanta Total	1,621.99
1/20/2012	56944	Kenworth of Central Florida	374.72
1/27/2012	57012	Kenworth of Central Florida	10,349.80
2/1/2012	57085	Kenworth of Central Florida	16,916.59
2/16/2012	57339	Kenworth of Central Florida	482.12
3/2/2012	100106	Kenworth of Central Florida	271.90
3/8/2012	100170	Kenworth of Central Florida	601.90
3/15/2012	100283	Kenworth of Central Florida	106.69
		Kenworth of Central Florida Total	29,103.72
2/3/2012	57135	Kenworth of Mississippi, Inc.	2,667.79
2/9/2012	57233	Kenworth of Mississippi, Inc.	3,082.39
2/16/2012	57338	Kenworth of Mississippi, Inc.	19,147.07
		Kenworth of Mississippi, Inc. Total	24,897.25
1/20/2012	56943	Kenworth of South Florida	569.69
1/27/2012	57009	Kenworth of South Florida	2,068.16
2/3/2012	57134	Kenworth of South Florida	5,164.35
2/9/2012	57232	Kenworth of South Florida	479.25
2/16/2012	57337	Kenworth of South Florida	490.08
3/2/2012	100105	Kenworth of South Florida	378.41
3/8/2012	100169	Kenworth of South Florida	94.12
3/15/2012	100281	Kenworth of South Florida	339.02
3/23/2012	100367	Kenworth of South Florida	686.00
		Kenworth of South Florida Total	10,269.08
2/7/2012	57181	Koshollek, Tim	2,537.60
3/15/2012	100285	Koshollek, Tim	1,605.47
		Koshollek, Tim Total	4,143.07
2/24/2012	57454	Kraft Foods	29,230.63
		Kraft Foods Total	29,230.63
2/3/2012	57121	L&L Distributors, Inc.	718.68
3/8/2012	100174	L&L Distributors, Inc.	1,028.20
3/15/2012	100288	L&L Distributors, Inc.	782.49
		L&L Distributors, Inc. Total	2,529.37
1/20/2012	Wire	LA Sales & Use Tax	2,254.00
2/21/2012	Wire	LA Sales & Use Tax	1,392.00
3/20/2012	Wire	LA Sales & Use Tax	1,287.00
		LA Sales & Use Tax Total	4,933.00
1/27/2012	57013	Lance Wrecker Service, Inc.	270.00
2/3/2012	57137	Lance Wrecker Service, Inc.	175.00
3/23/2012	100369	Lance Wrecker Service, Inc.	250.00
		Lance Wrecker Service, Inc. Total	695.00
2/9/2012	57236	Leaf Funding, Inc.	159.00
3/8/2012	100171	Leaf Funding, Inc.	159.00
		Leaf Funding, Inc. Total	318.00
2/1/2012	57083	Leavitt, Steve	2,065.47
2/9/2012	57184	Leavitt, Steve	1,255.04

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/24/2012	57425	Leavitt, Steve	3,096.99
3/15/2012	100286	Leavitt, Steve	2,776.81
4/5/2012	100498	Leavitt, Steve	1,492.72
4/11/2012	100516	Leavitt, Steve	2,174.39
		Leavitt, Steve Total	12,861.42
2/9/2012	57237	Lee County Utilities	36.55
3/8/2012	100172	Lee County Utilities	102.47
4/5/2012	100499	Lee County Utilities	76.05
		Lee County Utilities Total	215.07
1/20/2012	56945	Leeway Service Center	19.00
2/16/2012	57340	Leeway Service Center	21.00
		Leeway Service Center Total	40.00
2/6/2012	Wire	Liberty Property Trust	56,299.30
2/16/2012	57341	Liberty Property Trust	524.70
3/5/2012	Wire	Liberty Property Trust	56,299.30
3/23/2012	100370	Liberty Property Trust	116.60
4/5/2012	Wire	Liberty Property Trust	56,299.30
		Liberty Property Trust Total	169,539.20
1/20/2012	56946	Lindsay Group, Inc.	5,936.81
1/27/2012	57014	Lindsay Group, Inc.	5,131.00
2/3/2012	57138	Lindsay Group, Inc.	9,828.00
2/9/2012	57238	Lindsay Group, Inc.	6,804.00
2/16/2012	57342	Lindsay Group, Inc.	15,428.50
2/24/2012	57426	Lindsay Group, Inc.	4,788.00
3/2/2012	100107	Lindsay Group, Inc.	2,520.00
3/8/2012	100173	Lindsay Group, Inc.	2,016.00
3/23/2012	100371	Lindsay Group, Inc.	2,520.00
		Lindsay Group, Inc. Total	54,972.31
3/15/2012	100287	Lingk, Chris	47.31
3/29/2012	100430	Lingk, Chris	140.65
		Lingk, Chris Total	187.96
2/9/2012	57239	Lockheed Martin Corporation	132.50
		Lockheed Martin Corporation Total	132.50
1/20/2012	56947	Logistics Leasing, LLC	3,004.08
1/27/2012	57015	Logistics Leasing, LLC	72.30
2/1/2012	Wire	Logistics Leasing, LLC	1,000.00
2/1/2012	57068	Logistics Leasing, LLC	1,000.00
2/9/2012	57240	Logistics Leasing, LLC	2,777.26
2/16/2012	57343	Logistics Leasing, LLC	3,446.40
2/24/2012	57427	Logistics Leasing, LLC	904.48
3/1/2012	100059	Logistics Leasing, LLC	1,000.00
3/2/2012	100108	Logistics Leasing, LLC	1,000.00
3/2/2012	100109	Logistics Leasing, LLC	1,364.97
3/8/2012	100175	Logistics Leasing, LLC	1,100.60
3/29/2012	100454	Logistics Leasing, LLC	615.35
4/3/2012	100460	Logistics Leasing, LLC	1,000.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
		Logistics Leasing, LLC Total	18,285.44
2/3/2012	57139	Los Angeles Truck Centers	419.16
		Los Angeles Truck Centers Total	419.16
2/9/2012	57185	Louisiana Dept of Revenue	413.95
3/15/2012	100289	Louisiana Dept of Revenue	373.16
4/11/2012	100543	Louisiana Dept of Revenue	145.93
		Louisiana Dept of Revenue Total	933.04
2/1/2012	57070	Madison, Pete	2,795.63
3/1/2012	100047	Madison, Pete	2,795.63
4/3/2012	100470	Madison, Pete	2,795.63
		Madison, Pete Total	8,386.89
1/17/2012	Wire	Marathon Petroleum Company, LLC	913,198.50
1/18/2012	Wire	Marathon Petroleum Company, LLC	55,855.99
1/19/2012	Wire	Marathon Petroleum Company, LLC	240,167.48
1/20/2012	Wire	Marathon Petroleum Company, LLC	276,823.93
1/20/2012	Wire	Marathon Petroleum Company, LLC	106,945.08
1/20/2012	Wire	Marathon Petroleum Company, LLC	203,870.02
1/23/2012	Wire	Marathon Petroleum Company, LLC	172,835.29
1/23/2012	Wire	Marathon Petroleum Company, LLC	935,853.78
1/24/2012	Wire	Marathon Petroleum Company, LLC	126,523.81
1/25/2012	Wire	Marathon Petroleum Company, LLC	48,557.69
1/26/2012	Wire	Marathon Petroleum Company, LLC	234,097.34
1/27/2012	Wire	Marathon Petroleum Company, LLC	304,049.07
1/30/2012	Wire	Marathon Petroleum Company, LLC	823,402.09
1/31/2012	Wire	Marathon Petroleum Company, LLC	167,973.88
2/1/2012	Wire	Marathon Petroleum Company, LLC	65,964.63
2/2/2012	Wire	Marathon Petroleum Company, LLC	232,176.80
2/3/2012	Wire	Marathon Petroleum Company, LLC	255,806.12
2/6/2012	Wire	Marathon Petroleum Company, LLC	833,089.52
2/7/2012	Wire	Marathon Petroleum Company, LLC	163,228.98
2/8/2012	Wire	Marathon Petroleum Company, LLC	61,030.04
2/9/2012	Wire	Marathon Petroleum Company, LLC	240,657.12
2/10/2012	Wire	Marathon Petroleum Company, LLC	259,575.03
2/13/2012	Wire	Marathon Petroleum Company, LLC	1,010,156.55
2/14/2012	Wire	Marathon Petroleum Company, LLC	153,871.18
2/15/2012	Wire	Marathon Petroleum Company, LLC	44,298.79
2/16/2012	Wire	Marathon Petroleum Company, LLC	285,648.81
2/17/2012	Wire	Marathon Petroleum Company, LLC	279,712.79
2/21/2012	Wire	Marathon Petroleum Company, LLC	218,383.78
2/21/2012	Wire	Marathon Petroleum Company, LLC	94,125.63
2/21/2012	Wire	Marathon Petroleum Company, LLC	1,107,531.35
2/22/2012	Wire	Marathon Petroleum Company, LLC	185,012.46
2/22/2012	Wire	Marathon Petroleum Company, LLC	39,357.23
2/23/2012	Wire	Marathon Petroleum Company, LLC	257,842.22
2/24/2012	Wire	Marathon Petroleum Company, LLC	354,559.08
2/27/2012	Wire	Marathon Petroleum Company, LLC	972,618.09

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/28/2012	Wire	Marathon Petroleum Company, LLC	148,081.79
2/29/2012	Wire	Marathon Petroleum Company, LLC	99,747.74
3/1/2012	Wire	Marathon Petroleum Company, LLC	195,093.00
3/2/2012	Wire	Marathon Petroleum Company, LLC	364,714.01
3/5/2012	Wire	Marathon Petroleum Company, LLC	991,226.75
3/6/2012	Wire	Marathon Petroleum Company, LLC	163,472.58
3/7/2012	Wire	Marathon Petroleum Company, LLC	67,443.65
3/8/2012	Wire	Marathon Petroleum Company, LLC	244,484.41
3/9/2012	Wire	Marathon Petroleum Company, LLC	283,989.14
3/12/2012	Wire	Marathon Petroleum Company, LLC	1,031,439.73
3/13/2012	Wire	Marathon Petroleum Company, LLC	166,477.47
3/14/2012	Wire	Marathon Petroleum Company, LLC	83,079.36
3/15/2012	Wire	Marathon Petroleum Company, LLC	186,099.35
3/16/2012	Wire	Marathon Petroleum Company, LLC	258,200.72
3/19/2012	Wire	Marathon Petroleum Company, LLC	767,340.12
3/20/2012	Wire	Marathon Petroleum Company, LLC	118,466.61
3/20/2012	Wire	Marathon Petroleum Company, LLC	169,767.95
3/20/2012	Wire	Marathon Petroleum Company, LLC	217,362.74
3/21/2012	Wire	Marathon Petroleum Company, LLC	47,508.90
3/22/2012	Wire	Marathon Petroleum Company, LLC	178,803.48
3/22/2012	Wire	Marathon Petroleum Company, LLC	294,590.29
3/23/2012	Wire	Marathon Petroleum Company, LLC	338,556.40
3/26/2012	Wire	Marathon Petroleum Company, LLC	947,148.13
3/27/2012	Wire	Marathon Petroleum Company, LLC	134,117.40
3/28/2012	Wire	Marathon Petroleum Company, LLC	75,622.63
3/29/2012	Wire	Marathon Petroleum Company, LLC	210,108.97
3/30/2012	Wire	Marathon Petroleum Company, LLC	296,275.18
4/2/2012	Wire	Marathon Petroleum Company, LLC	910,310.61
4/3/2012	Wire	Marathon Petroleum Company, LLC	176,846.93
4/4/2012	Wire	Marathon Petroleum Company, LLC	63,698.77
4/5/2012	Wire	Marathon Petroleum Company, LLC	217,049.65
4/6/2012	Wire	Marathon Petroleum Company, LLC	305,953.33
4/9/2012	Wire	Marathon Petroleum Company, LLC	847,091.32
4/10/2012	Wire	Marathon Petroleum Company, LLC	107,548.48
4/11/2012	Wire	Marathon Petroleum Company, LLC	89,975.10
4/12/2012	Wire	Marathon Petroleum Company, LLC	172,716.90
4/13/2012	Wire	Marathon Petroleum Company, LLC	333,759.36
		Marathon Petroleum Company, LLC Total	23,028,969.10
2/9/2012	57242	Marauszwski, Melanie	45.00
		Marauszwski, Melanie Total	45.00
1/20/2012	56948	Maroone Ford of Ft. Lauderdale	1,758.54
		Maroone Ford of Ft. Lauderdale Total	1,758.54
2/9/2012	57241	Marygold Mutual Water Company	17.52
3/8/2012	100177	Marygold Mutual Water Company	17.52
4/5/2012	100500	Marygold Mutual Water Company	16.00
		Marygold Mutual Water Company Total	51.04

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
1/20/2012	56949	Masthead Hose & Supply	747.13
3/2/2012	100110	Masthead Hose & Supply	86.12
3/23/2012	100372	Masthead Hose & Supply	34.02
		Masthead Hose & Supply Total	867.27
1/27/2012	57043	Maudlin International Trucks	494.69
2/9/2012	57243	Maudlin International Trucks	1,300.59
2/24/2012	57428	Maudlin International Trucks	2,057.82
3/8/2012	100178	Maudlin International Trucks	1,280.82
3/15/2012	100290	Maudlin International Trucks	333.11
3/23/2012	100373	Maudlin International Trucks	78.02
3/29/2012	100431	Maudlin International Trucks	199.35
		Maudlin International Trucks Total	5,744.40
3/8/2012	100179	MBM Corporation	150.00
		MBM Corporation Total	150.00
3/8/2012	100176	McMurtrey, Mike D/B/A Mack's Lawn Service	75.00
		McMurtrey, Mike D/B/A Mack's Lawn Service Total	75.00
2/24/2012	57429	Meco of Atlanta, Inc.	297.07
3/2/2012	100111	Meco of Atlanta, Inc.	633.16
3/23/2012	100374	Meco of Atlanta, Inc.	26.50
		Meco of Atlanta, Inc. Total	956.73
2/16/2012	57344	Mediant Communications, LLC	12.18
		Mediant Communications, LLC Total	12.18
1/20/2012	56950	Megapath, Inc.	4,599.49
2/24/2012	57430	Megapath, Inc.	4,599.49
3/23/2012	100375	Megapath, Inc.	5,795.08
		Megapath, Inc. Total	14,994.06
3/29/2012	Wire	Merrill Communications LLC	25,000.00
4/13/2012	Wire	Merrill Communications LLC	13,592.87
		Merrill Communications LLC Total	38,592.87
1/27/2012	57010	MHC Kenworth-Chattanoog	517.86
3/1/2012	100037	MHC Kenworth-Chattanoog	3,572.47
3/29/2012	100429	MHC Kenworth-Chattanoog	904.14
		MHC Kenworth-Chattanoog Total	4,994.47
1/20/2012	56952	Miami Ice	324.00
2/9/2012	57244	Miami Ice	324.00
3/8/2012	100180	Miami Ice	324.00
3/29/2012	100432	Miami Ice	162.00
		Miami Ice Total	1,134.00
2/3/2012	57140	Miller's Mobile Tank Testing	958.25
3/15/2012	100291	Miller's Mobile Tank Testing	1,988.13
		Miller's Mobile Tank Testing Total	2,946.38
1/20/2012	56953	Mobile Mini, Inc.	76.21
1/27/2012	57016	Mobile Mini, Inc.	102.87
2/16/2012	57345	Mobile Mini, Inc.	76.21
3/1/2012	100058	Mobile Mini, Inc.	205.74

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/15/2012	100292	Mobile Mini, Inc.	76.21
3/23/2012	100376	Mobile Mini, Inc.	102.87
		Mobile Mini, Inc. Total	640.11
2/24/2012	57431	Molera, Michael	493.85
3/15/2012	100293	Molera, Michael	372.99
		Molera, Michael Total	866.84
2/1/2012	57048	Moser, James T. Jr.	1,000.00
2/9/2012	57245	Moser, James T. Jr.	617.43
3/1/2012	100030	Moser, James T. Jr.	1,000.00
3/15/2012	100294	Moser, James T. Jr.	258.87
4/1/2012	100410	Moser, James T. Jr.	1,000.00
		Moser, James T. Jr. Total	3,876.30
2/3/2012	57141	Mouser Electronics	207.44
		Mouser Electronics Total	207.44
1/19/2012	Wire	MSTC Tax Payments	3,721.50
2/17/2012	Wire	MSTC Tax Payments	3,744.41
3/15/2012	Wire	MSTC Tax Payments	3,397.37
		MSTC Tax Payments Total	10,863.28
2/16/2012	57346	Mulkey & Associates, Inc.	224.07
		Mulkey & Associates, Inc. Total	224.07
1/27/2012	57017	MX Energy	238.10
3/2/2012	100112	MX Energy	242.93
3/29/2012	100433	MX Energy	172.37
		MX Energy Total	653.40
2/7/2012	57173	MyFloridaMarketPlace	1,125.00
3/8/2012	100220	MyFloridaMarketPlace	2,077.16
4/6/2012	100510	MyFloridaMarketPlace	1,364.22
		MyFloridaMarketPlace Total	4,566.38
1/20/2012	56954	NASDAQ Stock Market, Inc.	27,500.00
4/12/2012	Wire	NASDAQ Stock Market, Inc.	5,000.00
		NASDAQ Stock Market, Inc. Total	32,500.00
3/2/2012	100113	Nat Moore Foundation	3,000.00
		Nat Moore Foundation Total	3,000.00
1/20/2012	56983	National Information Consortium Technologies, LLC	140.00
2/24/2012	57432	National Information Consortium Technologies, LLC	150.00
3/23/2012	100378	National Information Consortium Technologies, LLC	80.00
		National Information Consortium Technologies, LLC Total	370.00
1/20/2012	56955	National Tank Services	2,750.37
1/27/2012	57018	National Tank Services	736.97
2/3/2012	57142	National Tank Services	6,667.76
2/9/2012	57246	National Tank Services	10,067.31
3/2/2012	100114	National Tank Services	1,602.20
3/23/2012	100377	National Tank Services	1,745.76
4/11/2012	100537	National Tank Services	445.00
		National Tank Services Total	24,015.37

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/2/2012	100115	News Press	725.00
		News Press Total	725.00
3/30/2012	Wire	Noble EFT- Return	92,086.86
		Noble EFT- Return Total	92,086.86
1/17/2012	Wire	Noble Petro, Inc.	160,770.54
1/18/2012	Wire	Noble Petro, Inc.	13,687.08
1/19/2012	Wire	Noble Petro, Inc.	108,860.21
1/20/2012	Wire	Noble Petro, Inc.	126,456.84
1/23/2012	Wire	Noble Petro, Inc.	179,693.50
1/24/2012	Wire	Noble Petro, Inc.	11,724.40
1/25/2012	Wire	Noble Petro, Inc.	52,742.60
1/26/2012	Wire	Noble Petro, Inc.	52,026.17
1/27/2012	Wire	Noble Petro, Inc.	70,249.09
1/30/2012	Wire	Noble Petro, Inc.	119,678.43
1/31/2012	Wire	Noble Petro, Inc.	17,903.98
2/1/2012	Wire	Noble Petro, Inc.	26,359.22
2/2/2012	Wire	Noble Petro, Inc.	67,235.80
2/3/2012	Wire	Noble Petro, Inc.	217,466.20
2/6/2012	Wire	Noble Petro, Inc.	97,978.08
2/7/2012	Wire	Noble Petro, Inc.	24,470.59
2/8/2012	Wire	Noble Petro, Inc.	27,005.22
2/9/2012	Wire	Noble Petro, Inc.	59,384.08
2/10/2012	Wire	Noble Petro, Inc.	129,276.29
2/13/2012	Wire	Noble Petro, Inc.	113,399.23
2/14/2012	Wire	Noble Petro, Inc.	22,556.93
2/15/2012	Wire	Noble Petro, Inc.	24,117.17
2/16/2012	Wire	Noble Petro, Inc.	60,326.27
2/17/2012	Wire	Noble Petro, Inc.	146,265.88
2/21/2012	Wire	Noble Petro, Inc.	136,228.32
2/22/2012	Wire	Noble Petro, Inc.	35,364.70
2/23/2012	Wire	Noble Petro, Inc.	142,934.46
2/24/2012	Wire	Noble Petro, Inc.	296,577.65
2/27/2012	Wire	Noble Petro, Inc.	42,392.78
3/2/2012	Wire	Noble Petro, Inc.	143,143.96
3/5/2012	Wire	Noble Petro, Inc.	172,947.03
3/6/2012	Wire	Noble Petro, Inc.	14,362.11
3/7/2012	Wire	Noble Petro, Inc.	8,033.53
3/8/2012	Wire	Noble Petro, Inc.	101,967.61
3/9/2012	Wire	Noble Petro, Inc.	159,239.74
3/12/2012	Wire	Noble Petro, Inc.	66,901.37
3/13/2012	Wire	Noble Petro, Inc.	15,947.58
3/14/2012	Wire	Noble Petro, Inc.	12,457.41
3/15/2012	Wire	Noble Petro, Inc.	33,630.78
3/16/2012	Wire	Noble Petro, Inc.	207,487.99
3/19/2012	Wire	Noble Petro, Inc.	138,609.74
3/20/2012	Wire	Noble Petro, Inc.	43,492.04

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/21/2012	Wire	Noble Petro, Inc.	19,270.82
3/22/2012	Wire	Noble Petro, Inc.	117,459.43
3/23/2012	Wire	Noble Petro, Inc.	103,759.06
3/26/2012	Wire	Noble Petro, Inc.	73,454.41
3/27/2012	Wire	Noble Petro, Inc.	45,140.42
3/28/2012	Wire	Noble Petro, Inc.	16,919.14
3/29/2012	Wire	Noble Petro, Inc.	92,086.86
3/30/2012	Wire	Noble Petro, Inc.	123,546.40
4/2/2012	Wire	Noble Petro, Inc.	110,358.22
4/3/2012	Wire	Noble Petro, Inc.	11,259.66
4/12/2012	Wire	Noble Petro, Inc.	626,400.50
		Noble Petro, Inc. Total	5,041,007.52
1/19/2012	Wire	North Carolina Department of Revenue	2,166.30
2/17/2012	Wire	North Carolina Department of Revenue	2,006.98
2/24/2012	Wire	North Carolina Department of Revenue	22,717.54
3/19/2012	Wire	North Carolina Department of Revenue	2,337.21
4/4/2012	Wire	North Carolina Department of Revenue	14.38
		North Carolina Department of Revenue Total	29,242.41
2/3/2012	57136	Norwood Lancaster	361.00
		Norwood Lancaster Total	361.00
1/18/2012	Wire	NV Motor Fuel Tax	25,163.83
3/20/2012	Wire	NV Motor Fuel Tax	20,625.04
		NV Motor Fuel Tax Total	45,788.87
3/8/2012	100181	Oilmen's Truck Tanks	98.70
		Oilmen's Truck Tanks Total	98.70
1/20/2012	56956	On-Site Truck Repair & Maintenance	736.97
1/27/2012	57019	On-Site Truck Repair & Maintenance	1,200.00
2/3/2012	57143	On-Site Truck Repair & Maintenance	276.92
2/9/2012	57247	On-Site Truck Repair & Maintenance	2,660.00
2/24/2012	57433	On-Site Truck Repair & Maintenance	729.04
3/2/2012	100116	On-Site Truck Repair & Maintenance	2,231.76
3/8/2012	100182	On-Site Truck Repair & Maintenance	804.99
3/15/2012	100295	On-Site Truck Repair & Maintenance	535.00
3/23/2012	100379	On-Site Truck Repair & Maintenance	1,087.50
3/29/2012	100434	On-Site Truck Repair & Maintenance	490.00
		On-Site Truck Repair & Maintenance Total	10,752.18
1/20/2012	56957	OPIS Energy Group	2,898.00
2/9/2012	57248	OPIS Energy Group	295.00
2/16/2012	57347	OPIS Energy Group	2,898.00
3/8/2012	100221	OPIS Energy Group	295.00
3/8/2012	100222	OPIS Energy Group	2,898.00
		OPIS Energy Group Total	9,284.00
1/27/2012	57020	OReilly Auto Parts	156.12
		OReilly Auto Parts Total	156.12
1/20/2012	56958	Orlando-Orange County Expressway Authority	7.30
		Orlando-Orange County Expressway Authority Total	7.30

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/3/2012	57144	Palm Truck Centers, Inc.	430.73
3/2/2012	100117	Palm Truck Centers, Inc.	441.32
3/8/2012	100183	Palm Truck Centers, Inc.	2,925.03
3/23/2012	100380	Palm Truck Centers, Inc.	3,051.72
		Palm Truck Centers, Inc. Total	6,848.80
2/1/2012	57071	PBD Building, LLC	2,750.00
3/1/2012	100048	PBD Building, LLC	2,750.00
4/3/2012	100471	PBD Building, LLC	2,750.00
		PBD Building, LLC Total	8,250.00
1/27/2012	57021	Peak 10 1Vault, Inc.	8,656.40
3/2/2012	100118	Peak 10 1Vault, Inc.	8,656.40
3/29/2012	100435	Peak 10 1Vault, Inc.	8,656.40
		Peak 10 1Vault, Inc. Total	25,969.20
2/9/2012	57249	Pembroke Telephone Company	171.49
3/8/2012	100184	Pembroke Telephone Company	171.49
4/5/2012	100501	Pembroke Telephone Company	171.33
		Pembroke Telephone Company Total	514.31
2/21/2012	Wire	Petrocom Energy Group, LLC	71,853.81
2/27/2012	Wire	Petrocom Energy Group, LLC	25,969.82
3/12/2012	Wire	Petrocom Energy Group, LLC	6,390.00
3/16/2012	Wire	Petrocom Energy Group, LLC	9,666.68
3/19/2012	Wire	Petrocom Energy Group, LLC	2,808.13
3/23/2012	Wire	Petrocom Energy Group, LLC	31,552.36
3/26/2012	Wire	Petrocom Energy Group, LLC	28,203.32
4/9/2012	Wire	Petrocom Energy Group, LLC	26,716.68
		Petrocom Energy Group, LLC Total	203,160.80
2/16/2012	57348	Piedmont Truck Center	2,431.24
3/23/2012	100381	Piedmont Truck Center	5,860.36
		Piedmont Truck Center Total	8,291.60
1/27/2012	57024	Pitney Bowes	2,999.55
2/16/2012	57349	Pitney Bowes	540.57
2/24/2012	57438	Pitney Bowes	6,000.00
3/8/2012	100185	Pitney Bowes	9,365.10
3/15/2012	100296	Pitney Bowes	31.05
3/23/2012	100389	Pitney Bowes	3,000.00
		Pitney Bowes Total	21,936.27
1/20/2012	56959	PNP Enterprises	160.47
2/1/2012	57069	PNP Enterprises	789.68
3/1/2012	100049	PNP Enterprises	840.78
4/3/2012	100472	PNP Enterprises	583.00
		PNP Enterprises Total	2,373.93
2/1/2012	57072	Port 1100, LLC	6,402.99
3/1/2012	100050	Port 1100, LLC	6,402.99
4/3/2012	100473	Port 1100, LLC	6,402.99
		Port 1100, LLC Total	19,208.97
1/27/2012	57022	Post Trailer Repairs, Inc.	495.26

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/1/2012	57073	Post Trailer Repairs, Inc.	1,000.00
2/24/2012	57434	Post Trailer Repairs, Inc.	78.87
3/1/2012	100051	Post Trailer Repairs, Inc.	1,000.00
3/23/2012	100386	Post Trailer Repairs, Inc.	786.56
4/3/2012	100474	Post Trailer Repairs, Inc.	1,000.00
		Post Trailer Repairs, Inc. Total	4,360.69
1/20/2012	56960	Power Research, Inc.	330.54
		Power Research, Inc. Total	330.54
2/9/2012	57250	PR Newswire Association, LLC	1,430.55
3/15/2012	100298	PR Newswire Association, LLC	7,960.70
		PR Newswire Association, LLC Total	9,391.25
2/3/2012	57145	Precision Cut Lawn Care Services, Inc.	200.00
2/16/2012	57351	Precision Cut Lawn Care Services, Inc.	200.00
3/15/2012	100297	Precision Cut Lawn Care Services, Inc.	200.00
		Precision Cut Lawn Care Services, Inc. Total	600.00
2/16/2012	57350	Premiere Global Services	414.51
3/23/2012	100387	Premiere Global Services	616.11
		Premiere Global Services Total	1,030.62
1/18/2012	Wire	Pro Petroleum, Inc.	13,415.67
1/20/2012	Wire	Pro Petroleum, Inc.	12,242.80
1/27/2012	Wire	Pro Petroleum, Inc.	13,518.57
1/31/2012	Wire	Pro Petroleum, Inc.	13,511.87
2/2/2012	Wire	Pro Petroleum, Inc.	11,056.27
2/6/2012	Wire	Pro Petroleum, Inc.	25,030.87
2/9/2012	Wire	Pro Petroleum, Inc.	7,746.10
2/10/2012	Wire	Pro Petroleum, Inc.	10,901.41
2/13/2012	Wire	Pro Petroleum, Inc.	20,655.21
2/15/2012	Wire	Pro Petroleum, Inc.	6,474.42
2/17/2012	Wire	Pro Petroleum, Inc.	13,591.55
2/21/2012	Wire	Pro Petroleum, Inc.	17,762.87
2/23/2012	Wire	Pro Petroleum, Inc.	12,186.59
2/24/2012	Wire	Pro Petroleum, Inc.	11,795.40
2/27/2012	Wire	Pro Petroleum, Inc.	16,708.74
3/2/2012	Wire	Pro Petroleum, Inc.	10,163.05
3/5/2012	Wire	Pro Petroleum, Inc.	15,253.53
3/8/2012	Wire	Pro Petroleum, Inc.	10,991.05
3/16/2012	Wire	Pro Petroleum, Inc.	13,229.57
3/19/2012	Wire	Pro Petroleum, Inc.	11,761.95
3/20/2012	Wire	Pro Petroleum, Inc.	15,477.00
3/23/2012	Wire	Pro Petroleum, Inc.	11,590.12
3/26/2012	Wire	Pro Petroleum, Inc.	14,156.42
3/30/2012	Wire	Pro Petroleum, Inc.	25,692.15
4/2/2012	Wire	Pro Petroleum, Inc.	10,400.16
4/6/2012	Wire	Pro Petroleum, Inc.	23,622.24
4/12/2012	Wire	Pro Petroleum, Inc.	25,132.81
		Pro Petroleum, Inc. Total	394,068.39

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
1/27/2012	57047	Progressive Energy Florida, Inc.	247.33
3/2/2012	100120	Progressive Energy Florida, Inc.	224.72
3/29/2012	100436	Progressive Energy Florida, Inc.	229.21
		Progressive Energy Florida, Inc. Total	701.26
1/27/2012	57023	Proscape, Inc.	225.00
2/24/2012	57435	Proscape, Inc.	225.00
3/2/2012	100119	Proscape, Inc.	225.00
		Proscape, Inc. Total	675.00
2/3/2012	57146	PTO Sales Corporation	339.86
2/24/2012	57436	PTO Sales Corporation	215.34
		PTO Sales Corporation Total	555.20
2/1/2012	57055	Public Storage, Inc.	228.96
2/1/2012	57056	Public Storage, Inc.	239.56
2/1/2012	57057	Public Storage, Inc.	249.10
2/1/2012	57058	Public Storage, Inc.	239.08
3/1/2012	100052	Public Storage, Inc.	956.70
4/3/2012	100475	Public Storage, Inc.	956.70
		Public Storage, Inc. Total	2,870.10
2/9/2012	57251	Pump & Tank Shop, Inc.	2,650.93
2/24/2012	57437	Pump & Tank Shop, Inc.	235.75
3/23/2012	100388	Pump & Tank Shop, Inc.	864.37
3/29/2012	100455	Pump & Tank Shop, Inc.	583.60
		Pump & Tank Shop, Inc. Total	4,334.65
2/1/2012	57074	R&D Properties	150.00
3/1/2012	100053	R&D Properties	150.00
4/3/2012	100476	R&D Properties	150.00
		R&D Properties Total	450.00
3/8/2012	100186	Randall-Reilly Publishing Company, LLC	790.00
		Randall-Reilly Publishing Company, LLC Total	790.00
2/3/2012	57147	RBM Company	436.14
2/9/2012	57252	RBM Company	85.02
		RBM Company Total	521.16
1/17/2012	Wire	Rebel Oil Company, Inc.	22,001.32
1/24/2012	Wire	Rebel Oil Company, Inc.	9,906.54
2/7/2012	Wire	Rebel Oil Company, Inc.	36,562.85
2/14/2012	Wire	Rebel Oil Company, Inc.	2,487.63
2/21/2012	Wire	Rebel Oil Company, Inc.	1,670.43
3/6/2012	Wire	Rebel Oil Company, Inc.	11,418.09
3/13/2012	Wire	Rebel Oil Company, Inc.	8,239.14
3/20/2012	Wire	Rebel Oil Company, Inc.	35,089.42
3/27/2012	Wire	Rebel Oil Company, Inc.	17,161.16
4/3/2012	Wire	Rebel Oil Company, Inc.	8,729.32
4/10/2012	Wire	Rebel Oil Company, Inc.	15,725.78
		Rebel Oil Company, Inc. Total	168,991.68
2/3/2012	57148	Relyco Sales, Inc.	1,548.71
		Relyco Sales, Inc. Total	1,548.71

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/3/2012	57149	Richard Kerns Truck Parts, Inc.	571.00
2/9/2012	57253	Richard Kerns Truck Parts, Inc.	703.30
2/16/2012	57352	Richard Kerns Truck Parts, Inc.	23,318.09
		Richard Kerns Truck Parts, Inc. Total	24,592.39
3/8/2012	100223	Rite Way Environmental, Inc.	750.00
		Rite Way Environmental, Inc. Total	750.00
2/1/2012	57084	Rivera, Frances	26.00
		Rivera, Frances Total	26.00
2/16/2012	57353	Rogers, Jonathan	630.50
3/2/2012	100121	Rogers, Jonathan	252.53
		Rogers, Jonathan Total	883.03
2/9/2012	57254	Rush Truck Centers	1,282.37
3/29/2012	100438	Rush Truck Centers	106.83
		Rush Truck Centers Total	1,389.20
1/20/2012	56961	Russ Diesel, Inc.	899.68
1/27/2012	57025	Russ Diesel, Inc.	1,525.87
2/3/2012	57150	Russ Diesel, Inc.	485.80
3/2/2012	100122	Russ Diesel, Inc.	597.05
3/8/2012	100187	Russ Diesel, Inc.	2,336.64
4/11/2012	100538	Russ Diesel, Inc.	2,500.00
		Russ Diesel, Inc. Total	8,345.04
3/8/2012	100188	Safety Kleen	179.57
		Safety Kleen Total	179.57
1/27/2012	57026	Sage Quest, LLC	4,070.00
3/2/2012	100123	Sage Quest, LLC	4,070.00
		Sage Quest, LLC Total	8,140.00
3/8/2012	100189	San Bernardino County Fire Dept	868.00
		San Bernardino County Fire Dept Total	868.00
3/15/2012	100299	Sarmiento, Julio	101.54
3/23/2012	100383	Sarmiento, Julio	68.63
		Sarmiento, Julio Total	170.17
4/3/2012	100483	SC Advisors, LLC	2,222.76
4/11/2012	100523	SC Advisors, LLC	400.00
		SC Advisors, LLC Total	2,622.76
2/9/2012	57256	Schrock, John	977.50
		Schrock, John Total	977.50
2/9/2012	57258	Shutts & Bowen, LLP	10,000.00
2/16/2012	57354	Shutts & Bowen, LLP	213.57
3/8/2012	100191	Shutts & Bowen, LLP	10,634.96
3/23/2012	100385	Shutts & Bowen, LLP	20,783.25
		Shutts & Bowen, LLP Total	41,631.78
2/9/2012	57257	Sims Welding Supply Co., Inc.	93.97
		Sims Welding Supply Co., Inc. Total	93.97
2/9/2012	57259	Slade's Industrial SVC, Inc.	779.53
		Slade's Industrial SVC, Inc. Total	779.53

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/23/2012	100390	Smith Adams Law, LLP	851.00
		Smith Adams Law, LLP Total	851.00
4/3/2012	100482	Smith, Mark W.	3,000.00
		Smith, Mark W. Total	3,000.00
2/24/2012	57439	Smith, Timothy	232.35
3/29/2012	100439	Smith, Timothy	250.79
		Smith, Timothy Total	483.14
1/20/2012	56963	Sopus Products	1,817.47
2/24/2012	57440	Sopus Products	711.56
3/2/2012	100124	Sopus Products	1,257.53
3/15/2012	100300	Sopus Products	672.37
3/29/2012	100440	Sopus Products	669.22
		Sopus Products Total	5,128.15
1/20/2012	56964	Source North American Corp.	860.89
2/3/2012	57152	Source North American Corp.	766.84
2/24/2012	57441	Source North American Corp.	464.34
3/2/2012	100125	Source North American Corp.	1,604.32
		Source North American Corp. Total	3,696.39
1/20/2012	56962	South Carolina Department of Revenue	45.90
2/9/2012	57187	South Carolina Department of Revenue	4,557.46
2/9/2012	57188	South Carolina Department of Revenue	4,317.04
2/9/2012	57189	South Carolina Department of Revenue	4,358.05
2/9/2012	57190	South Carolina Department of Revenue	4,702.38
2/16/2012	57355	South Carolina Department of Revenue	1,202.82
3/15/2012	100301	South Carolina Department of Revenue	2,409.66
3/15/2012	100302	South Carolina Department of Revenue	4,561.83
3/23/2012	100382	South Carolina Department of Revenue	2,200.00
		South Carolina Department of Revenue Total	28,355.14
1/20/2012	56965	Southern Safety & Supply	177.64
2/3/2012	57153	Southern Safety & Supply	177.64
3/2/2012	100126	Southern Safety & Supply	191.44
3/23/2012	100391	Southern Safety & Supply	177.64
		Southern Safety & Supply Total	724.36
2/3/2012	57151	Southport Services, Inc.	358.96
3/15/2012	100303	Southport Services, Inc.	581.81
3/29/2012	100441	Southport Services, Inc.	371.64
		Southport Services, Inc. Total	1,312.41
1/27/2012	57027	Sparkletts	21.95
2/3/2012	57154	Sparkletts	62.48
2/24/2012	57442	Sparkletts	31.70
3/2/2012	100127	Sparkletts	140.72
3/23/2012	100392	Sparkletts	24.04
4/5/2012	100503	Sparkletts	111.31
		Sparkletts Total	392.20
2/3/2012	57155	Specialty Financial Solutions, LLC	9,393.00
2/9/2012	57260	Specialty Financial Solutions, LLC	7,878.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/8/2012	100192	Specialty Financial Solutions, LLC	7,575.00
3/23/2012	100393	Specialty Financial Solutions, LLC	1,616.00
		Specialty Financial Solutions, LLC Total	26,462.00
1/20/2012	Wire	St John Sales Tax	102.04
2/22/2012	Wire	St John Sales Tax	109.84
3/21/2012	Wire	St John Sales Tax	123.26
		St John Sales Tax Total	335.14
1/20/2012	Wire	St. Charles Payment	180.67
		St. Charles Payment Total	180.67
3/2/2012	100128	Staples Contract & Commercial, Inc.	69.03
		Staples Contract & Commercial, Inc. Total	69.03
3/8/2012	100225	State and Federal Poster, Inc.	58.46
		State and Federal Poster, Inc. Total	58.46
2/3/2012	57165	State of Calif DMV Renewal	1,393.00
2/3/2012	57166	State of Calif DMV Renewal	1,493.00
		State of Calif DMV Renewal Total	2,886.00
2/3/2012	57169	Streicher, Amanda	452.26
		Streicher, Amanda Total	452.26
3/2/2012	100129	Streicher, Rob	572.00
		Streicher, Rob Total	572.00
1/27/2012	57028	Sue, Karen	200.00
		Sue, Karen Total	200.00
2/24/2012	57443	Sullivans Advanced Fleet Services	14,580.66
		Sullivans Advanced Fleet Services Total	14,580.66
2/7/2012	57176	Sumners, Don, Tax Assessor	148.47
2/7/2012	57177	Sumners, Don, Tax Assessor	9,260.62
3/23/2012	100345	Sumners, Don, Tax Assessor	660.37
		Sumners, Don, Tax Assessor Total	10,069.46
2/16/2012	57356	Sun Sentinel	725.00
		Sun Sentinel Total	725.00
2/9/2012	57261	Sun State International / Mitsubishi	277.14
2/24/2012	57444	Sun State International / Mitsubishi	188.68
		Sun State International / Mitsubishi Total	465.82
2/1/2012	57075	Sunshine Alley, L.P.	1,000.00
3/1/2012	100054	Sunshine Alley, L.P.	1,000.00
4/3/2012	100477	Sunshine Alley, L.P.	1,000.00
		Sunshine Alley, L.P. Total	3,000.00
4/3/2012	Wire	Superior Press Printing	59.84
4/3/2012	Wire	Superior Press Printing	59.82
4/3/2012	Wire	Superior Press Printing	59.82
		Superior Press Printing Total	179.48
1/20/2012	56967	Superior Service & Maintenance	423.98
1/27/2012	57030	Superior Service & Maintenance	192.50
2/3/2012	57157	Superior Service & Maintenance	330.00
2/9/2012	57263	Superior Service & Maintenance	473.79

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/16/2012	57358	Superior Service & Maintenance	771.01
2/24/2012	57446	Superior Service & Maintenance	165.00
3/2/2012	100131	Superior Service & Maintenance	220.00
3/8/2012	100195	Superior Service & Maintenance	258.98
3/23/2012	100395	Superior Service & Maintenance	203.98
		Superior Service & Maintenance Total	3,039.24
1/20/2012	56966	Superior Wash	52.50
1/27/2012	57029	Superior Wash	448.00
2/3/2012	57156	Superior Wash	136.50
2/3/2012	57158	Superior Wash	220.00
2/9/2012	57262	Superior Wash	428.93
2/16/2012	57357	Superior Wash	178.50
2/24/2012	57445	Superior Wash	368.20
3/2/2012	100130	Superior Wash	126.00
3/2/2012	100132	Superior Wash	100.00
3/8/2012	100193	Superior Wash	109.20
3/15/2012	100304	Superior Wash	94.50
3/23/2012	100394	Superior Wash	258.83
3/29/2012	100456	Superior Wash	84.00
		Superior Wash Total	2,605.16
2/1/2012	57076	T&E Plantation, LLC	1,000.00
3/1/2012	100055	T&E Plantation, LLC	1,000.00
4/3/2012	100478	T&E Plantation, LLC	1,000.00
		T&E Plantation, LLC Total	3,000.00
1/20/2012	56968	Tampa Electric	203.24
2/16/2012	57359	Tampa Electric	171.00
3/23/2012	100384	Tampa Electric	179.24
		Tampa Electric Total	553.48
3/29/2012	100443	Tampa Hillsborough County Expressway Authority	6.50
		Tampa Hillsborough County Expressway Authority Total	6.50
1/20/2012	Wire	Tang Parish Sales Tax	328.01
2/23/2012	Wire	Tang Parish Sales Tax	318.04
3/20/2012	Wire	Tang Parish Sales Tax	332.77
		Tang Parish Sales Tax Total	978.82
2/1/2012	57077	Tank Master of Nevada, Inc.	1,250.00
2/3/2012	57159	Tank Master of Nevada, Inc.	315.62
2/16/2012	57360	Tank Master of Nevada, Inc.	947.62
3/1/2012	100056	Tank Master of Nevada, Inc.	1,250.00
4/3/2012	100469	Tank Master of Nevada, Inc.	1,250.00
		Tank Master of Nevada, Inc. Total	5,013.24
1/18/2012	56898	Tatis, Abraham	62.95
1/18/2012	56899	Tatis, Abraham	246.00
2/16/2012	57361	Tatis, Abraham	62.95
3/29/2012	100444	Tatis, Abraham	85.95
		Tatis, Abraham Total	457.85
2/15/2012	57282	Tennessee Dept. of Revenue	22.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/15/2012	57283	Tennessee Dept. of Revenue	22.00
2/15/2012	57284	Tennessee Dept. of Revenue	22.00
2/15/2012	57285	Tennessee Dept. of Revenue	22.00
2/15/2012	57286	Tennessee Dept. of Revenue	698.14
		Tennessee Dept. of Revenue Total	786.14
1/17/2012	Wire	Tesoro Refining and Marketing Company	36,014.37
1/20/2012	Wire	Tesoro Refining and Marketing Company	26,228.98
1/23/2012	Wire	Tesoro Refining and Marketing Company	9,447.16
1/26/2012	Wire	Tesoro Refining and Marketing Company	4,872.47
1/27/2012	Wire	Tesoro Refining and Marketing Company	165,905.19
1/30/2012	Wire	Tesoro Refining and Marketing Company	8,929.15
2/3/2012	Wire	Tesoro Refining and Marketing Company	50,998.67
2/6/2012	Wire	Tesoro Refining and Marketing Company	27,540.11
2/9/2012	Wire	Tesoro Refining and Marketing Company	38,812.06
2/10/2012	Wire	Tesoro Refining and Marketing Company	38,413.11
2/13/2012	Wire	Tesoro Refining and Marketing Company	12,243.71
2/24/2012	Wire	Tesoro Refining and Marketing Company	99,960.36
2/27/2012	Wire	Tesoro Refining and Marketing Company	34,398.67
3/1/2012	Wire	Tesoro Refining and Marketing Company	28,436.96
3/2/2012	Wire	Tesoro Refining and Marketing Company	43,712.67
3/5/2012	Wire	Tesoro Refining and Marketing Company	167,576.81
3/8/2012	Wire	Tesoro Refining and Marketing Company	134,542.46
3/9/2012	Wire	Tesoro Refining and Marketing Company	81,230.99
3/16/2012	Wire	Tesoro Refining and Marketing Company	155,783.48
3/19/2012	Wire	Tesoro Refining and Marketing Company	147,963.89
3/22/2012	Wire	Tesoro Refining and Marketing Company	40,865.31
3/23/2012	Wire	Tesoro Refining and Marketing Company	23,534.62
3/26/2012	Wire	Tesoro Refining and Marketing Company	46,424.34
3/29/2012	Wire	Tesoro Refining and Marketing Company	30,066.65
3/30/2012	Wire	Tesoro Refining and Marketing Company	237,349.18
4/2/2012	Wire	Tesoro Refining and Marketing Company	24,647.98
4/3/2012	Wire	Tesoro Refining and Marketing Company	13,829.82
4/5/2012	Wire	Tesoro Refining and Marketing Company	14,515.25
4/6/2012	Wire	Tesoro Refining and Marketing Company	71,968.32
4/10/2012	Wire	Tesoro Refining and Marketing Company	20,862.27
4/12/2012	Wire	Tesoro Refining and Marketing Company	2,162.26
4/13/2012	Wire	Tesoro Refining and Marketing Company	43,164.09
		Tesoro Refining and Marketing Company Total	1,882,401.36
2/24/2012	57457	The Hartford	2,151.00
2/24/2012	57458	The Hartford	1,321.00
		The Hartford Total	3,472.00
3/8/2012	100226	The Hillsboro Club	2,766.60
		The Hillsboro Club Total	2,766.60
2/24/2012	57420	The HR Specialist	97.00
2/24/2012	57421	The HR Specialist	97.00
		The HR Specialist Total	194.00

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/3/2012	57161	The Truck Parts Depot, Inc.	188.17
3/29/2012	100447	The Truck Parts Depot, Inc.	6.79
		The Truck Parts Depot, Inc. Total	194.96
1/20/2012	56969	Thomson Reuters, Inc.	178.34
2/16/2012	57362	Thomson Reuters, Inc.	1,297.76
2/24/2012	57447	Thomson Reuters, Inc.	3,117.00
		Thomson Reuters, Inc. Total	4,593.10
4/11/2012	100540	T-Mobile USA, Inc.	159.38
		T-Mobile USA, Inc. Total	159.38
1/27/2012	57046	Todd, Chris	251.00
3/15/2012	100305	Todd, Chris	207.78
3/23/2012	100396	Todd, Chris	280.00
		Todd, Chris Total	738.78
1/17/2012	Wire	Transmontaigne Product Services, Inc.	47,877.51
1/19/2012	Wire	Transmontaigne Product Services, Inc.	13,061.50
1/20/2012	Wire	Transmontaigne Product Services, Inc.	22,882.50
1/23/2012	Wire	Transmontaigne Product Services, Inc.	9,485.77
1/26/2012	Wire	Transmontaigne Product Services, Inc.	3,924.02
1/27/2012	Wire	Transmontaigne Product Services, Inc.	18,217.39
1/30/2012	Wire	Transmontaigne Product Services, Inc.	30,722.64
2/2/2012	Wire	Transmontaigne Product Services, Inc.	16,579.58
2/3/2012	Wire	Transmontaigne Product Services, Inc.	47,275.84
2/6/2012	Wire	Transmontaigne Product Services, Inc.	43,233.90
2/7/2012	Wire	Transmontaigne Product Services, Inc.	4,140.29
2/8/2012	Wire	Transmontaigne Product Services, Inc.	13,504.34
2/9/2012	Wire	Transmontaigne Product Services, Inc.	30,709.02
2/10/2012	Wire	Transmontaigne Product Services, Inc.	9,563.91
2/13/2012	Wire	Transmontaigne Product Services, Inc.	23,361.20
2/15/2012	Wire	Transmontaigne Product Services, Inc.	5,898.73
2/16/2012	Wire	Transmontaigne Product Services, Inc.	4,530.69
2/17/2012	Wire	Transmontaigne Product Services, Inc.	74,292.01
2/21/2012	Wire	Transmontaigne Product Services, Inc.	26,124.40
2/22/2012	Wire	Transmontaigne Product Services, Inc.	4,492.99
2/23/2012	Wire	Transmontaigne Product Services, Inc.	10,068.75
2/24/2012	Wire	Transmontaigne Product Services, Inc.	12,867.18
2/28/2012	Wire	Transmontaigne Product Services, Inc.	6,484.41
3/1/2012	Wire	Transmontaigne Product Services, Inc.	15,961.56
3/2/2012	Wire	Transmontaigne Product Services, Inc.	38,373.50
3/5/2012	Wire	Transmontaigne Product Services, Inc.	25,993.36
3/6/2012	Wire	Transmontaigne Product Services, Inc.	6,131.65
3/8/2012	Wire	Transmontaigne Product Services, Inc.	30,181.48
3/9/2012	Wire	Transmontaigne Product Services, Inc.	34,148.09
3/12/2012	Wire	Transmontaigne Product Services, Inc.	12,992.20
3/15/2012	Wire	Transmontaigne Product Services, Inc.	27,204.86
3/16/2012	Wire	Transmontaigne Product Services, Inc.	134,166.45
3/19/2012	Wire	Transmontaigne Product Services, Inc.	89,069.53

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
3/20/2012	Wire	Transmontaigne Product Services, Inc.	69,266.98
3/22/2012	Wire	Transmontaigne Product Services, Inc.	14,122.67
3/23/2012	Wire	Transmontaigne Product Services, Inc.	11,904.80
3/26/2012	Wire	Transmontaigne Product Services, Inc.	5,802.50
3/28/2012	Wire	Transmontaigne Product Services, Inc.	5,679.89
3/29/2012	Wire	Transmontaigne Product Services, Inc.	47,463.17
3/30/2012	Wire	Transmontaigne Product Services, Inc.	61,747.03
4/2/2012	Wire	Transmontaigne Product Services, Inc.	22,144.42
4/3/2012	Wire	Transmontaigne Product Services, Inc.	2,639.89
4/4/2012	Wire	Transmontaigne Product Services, Inc.	8,237.20
4/5/2012	Wire	Transmontaigne Product Services, Inc.	10,886.81
4/6/2012	Wire	Transmontaigne Product Services, Inc.	16,218.36
4/9/2012	Wire	Transmontaigne Product Services, Inc.	59,644.35
4/12/2012	Wire	Transmontaigne Product Services, Inc.	6,605.36
4/13/2012	Wire	Transmontaigne Product Services, Inc.	7,651.92
		Transmontaigne Product Services, Inc. Total	1,243,536.60
1/20/2012	56970	Tribridge Holdings, LLC	9,151.64
1/27/2012	57031	Tribridge Holdings, LLC	16,897.08
2/3/2012	57160	Tribridge Holdings, LLC	9,611.25
2/9/2012	57265	Tribridge Holdings, LLC	10,358.75
2/24/2012	57448	Tribridge Holdings, LLC	12,705.00
3/2/2012	100133	Tribridge Holdings, LLC	9,487.50
3/8/2012	100196	Tribridge Holdings, LLC	10,698.75
3/15/2012	100306	Tribridge Holdings, LLC	3,877.50
3/23/2012	100397	Tribridge Holdings, LLC	6,073.75
3/29/2012	100457	Tribridge Holdings, LLC	825.00
		Tribridge Holdings, LLC Total	89,686.22
3/8/2012	100197	Truckpro	291.39
		Truckpro Total	291.39
4/13/2012	Wire	Trustee Services	25,000.00
		Trustee Services Total	25,000.00
2/9/2012	57266	United Healthcare Specialty Benefits	2,054.34
3/8/2012	100198	United Healthcare Specialty Benefits	2,081.77
		United Healthcare Specialty Benefits Total	4,136.11
3/15/2012	100307	United Pump and Controls, Inc.	268.24
3/23/2012	100398	United Pump and Controls, Inc.	1,204.28
		United Pump and Controls, Inc. Total	1,472.52
2/3/2012	57170	UPS	158.85
3/29/2012	100445	UPS	191.77
4/5/2012	100506	UPS	170.99
		UPS Total	521.61
1/27/2012	57032	USF Holland	800.00
		USF Holland Total	800.00
4/13/2012	Wire	Valero Energy Co.	165,979.75
		Valero Energy Co. Total	165,979.75
1/17/2012	Wire	Valero Marketing and Supply Company	132,152.21

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
1/18/2012	Wire	Valero Marketing and Supply Company	7,523.40
1/19/2012	Wire	Valero Marketing and Supply Company	51,475.30
1/20/2012	Wire	Valero Marketing and Supply Company	275,421.73
1/23/2012	Wire	Valero Marketing and Supply Company	255,266.91
1/24/2012	Wire	Valero Marketing and Supply Company	10,852.82
1/25/2012	Wire	Valero Marketing and Supply Company	44,855.76
1/26/2012	Wire	Valero Marketing and Supply Company	57,206.87
1/27/2012	Wire	Valero Marketing and Supply Company	107,879.14
1/30/2012	Wire	Valero Marketing and Supply Company	170,172.19
2/1/2012	Wire	Valero Marketing and Supply Company	20,892.19
2/2/2012	Wire	Valero Marketing and Supply Company	46,874.81
2/3/2012	Wire	Valero Marketing and Supply Company	163,164.14
2/6/2012	Wire	Valero Marketing and Supply Company	286,132.63
2/7/2012	Wire	Valero Marketing and Supply Company	5,639.74
2/8/2012	Wire	Valero Marketing and Supply Company	3,108.44
2/9/2012	Wire	Valero Marketing and Supply Company	55,610.84
2/10/2012	Wire	Valero Marketing and Supply Company	130,033.63
2/13/2012	Wire	Valero Marketing and Supply Company	97,103.61
2/14/2012	Wire	Valero Marketing and Supply Company	12,422.70
2/15/2012	Wire	Valero Marketing and Supply Company	19,778.31
2/16/2012	Wire	Valero Marketing and Supply Company	50,677.96
2/17/2012	Wire	Valero Marketing and Supply Company	145,992.04
2/21/2012	Wire	Valero Marketing and Supply Company	136,252.96
2/22/2012	Wire	Valero Marketing and Supply Company	10,029.68
2/23/2012	Wire	Valero Marketing and Supply Company	88,600.15
2/24/2012	Wire	Valero Marketing and Supply Company	95,256.92
2/27/2012	Wire	Valero Marketing and Supply Company	139,858.21
2/28/2012	Wire	Valero Marketing and Supply Company	15,200.00
2/29/2012	Wire	Valero Marketing and Supply Company	15,380.56
3/1/2012	Wire	Valero Marketing and Supply Company	80,025.27
3/2/2012	Wire	Valero Marketing and Supply Company	100,311.30
3/5/2012	Wire	Valero Marketing and Supply Company	87,466.43
3/7/2012	Wire	Valero Marketing and Supply Company	15,389.41
3/8/2012	Wire	Valero Marketing and Supply Company	58,832.54
3/9/2012	Wire	Valero Marketing and Supply Company	410,186.33
3/12/2012	Wire	Valero Marketing and Supply Company	260,646.35
3/14/2012	Wire	Valero Marketing and Supply Company	2,199.03
3/15/2012	Wire	Valero Marketing and Supply Company	68,320.99
3/16/2012	Wire	Valero Marketing and Supply Company	91,417.48
3/19/2012	Wire	Valero Marketing and Supply Company	232,868.22
3/20/2012	Wire	Valero Marketing and Supply Company	21,239.74
3/22/2012	Wire	Valero Marketing and Supply Company	76,866.25
3/23/2012	Wire	Valero Marketing and Supply Company	114,834.71
3/26/2012	Wire	Valero Marketing and Supply Company	105,038.62
3/29/2012	Wire	Valero Marketing and Supply Company	68,164.35
3/30/2012	Wire	Valero Marketing and Supply Company	184,601.36

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
4/2/2012	Wire	Valero Marketing and Supply Company	128,552.76
4/3/2012	Wire	Valero Marketing and Supply Company	14,680.26
4/4/2012	Wire	Valero Marketing and Supply Company	23,447.68
4/5/2012	Wire	Valero Marketing and Supply Company	66,458.17
4/6/2012	Wire	Valero Marketing and Supply Company	102,618.89
4/9/2012	Wire	Valero Marketing and Supply Company	90,757.91
4/10/2012	Wire	Valero Marketing and Supply Company	40,444.05
4/11/2012	Wire	Valero Marketing and Supply Company	37,499.01
4/12/2012	Wire	Valero Marketing and Supply Company	66,223.07
		Valero Marketing and Supply Company Total	5,199,906.03
2/16/2012	57365	Van Camp Trailer & Body, Inc.	2,702.83
		Van Camp Trailer & Body, Inc. Total	2,702.83
2/9/2012	57267	Var Resources, Inc.	765.23
3/8/2012	100199	Var Resources, Inc.	765.23
		Var Resources, Inc. Total	1,530.46
1/20/2012	56971	Verizon Florida, LLC	274.69
3/2/2012	100134	Verizon Florida, LLC	281.12
3/23/2012	100399	Verizon Florida, LLC	286.59
		Verizon Florida, LLC Total	842.40
1/27/2012	57033	Verizon Wireless	13,264.47
2/24/2012	57449	Verizon Wireless	13,166.08
3/23/2012	100400	Verizon Wireless	12,848.17
		Verizon Wireless Total	39,278.72
3/2/2012	100066	Villegas, Antonio	58.10
3/15/2012	100238	Villegas, Antonio	33.00
3/26/2012	100403	Villegas, Antonio	200.00
		Villegas, Antonio Total	291.10
1/20/2012	56972	Vintage Fillings, LLC	495.00
1/27/2012	57034	Vintage Fillings, LLC	236.00
2/3/2012	57162	Vintage Fillings, LLC	3,500.00
2/16/2012	57366	Vintage Fillings, LLC	6,947.51
2/24/2012	57450	Vintage Fillings, LLC	2,126.00
3/2/2012	100135	Vintage Fillings, LLC	297.00
3/29/2012	100446	Vintage Fillings, LLC	443.00
		Vintage Fillings, LLC Total	14,044.51
1/17/2012	Wire	Vitol, Inc.	25,794.79
1/19/2012	Wire	Vitol, Inc.	8,617.67
1/20/2012	Wire	Vitol, Inc.	24,521.02
1/23/2012	Wire	Vitol, Inc.	16,400.12
1/24/2012	Wire	Vitol, Inc.	10,726.67
1/26/2012	Wire	Vitol, Inc.	11,395.92
1/27/2012	Wire	Vitol, Inc.	6,528.96
1/30/2012	Wire	Vitol, Inc.	22,947.16
1/31/2012	Wire	Vitol, Inc.	13,107.25
2/3/2012	Wire	Vitol, Inc.	27,322.36
2/6/2012	Wire	Vitol, Inc.	22,624.94

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/9/2012	Wire	Vitol, Inc.	14,966.70
2/10/2012	Wire	Vitol, Inc.	16,143.63
2/13/2012	Wire	Vitol, Inc.	22,174.08
2/14/2012	Wire	Vitol, Inc.	12,227.70
2/17/2012	Wire	Vitol, Inc.	23,956.88
2/21/2012	Wire	Vitol, Inc.	39,050.86
2/23/2012	Wire	Vitol, Inc.	8,248.46
2/24/2012	Wire	Vitol, Inc.	9,534.30
2/27/2012	Wire	Vitol, Inc.	24,912.33
2/28/2012	Wire	Vitol, Inc.	4,768.47
3/1/2012	Wire	Vitol, Inc.	18,435.50
3/2/2012	Wire	Vitol, Inc.	2,626.74
3/5/2012	Wire	Vitol, Inc.	35,123.31
3/6/2012	Wire	Vitol, Inc.	13,761.74
3/9/2012	Wire	Vitol, Inc.	24,862.51
3/12/2012	Wire	Vitol, Inc.	27,193.17
3/13/2012	Wire	Vitol, Inc.	5,327.95
3/15/2012	Wire	Vitol, Inc.	6,244.48
3/16/2012	Wire	Vitol, Inc.	18,043.20
3/19/2012	Wire	Vitol, Inc.	22,619.40
3/20/2012	Wire	Vitol, Inc.	8,885.99
3/23/2012	Wire	Vitol, Inc.	20,034.26
3/26/2012	Wire	Vitol, Inc.	22,444.90
3/27/2012	Wire	Vitol, Inc.	14,703.65
3/30/2012	Wire	Vitol, Inc.	25,067.94
4/2/2012	Wire	Vitol, Inc.	37,392.85
4/3/2012	Wire	Vitol, Inc.	9,923.75
4/6/2012	Wire	Vitol, Inc.	26,342.12
4/9/2012	Wire	Vitol, Inc.	21,327.41
4/10/2012	Wire	Vitol, Inc.	7,013.58
4/12/2012	Wire	Vitol, Inc.	7,923.13
4/13/2012	Wire	Vitol, Inc.	27,758.27
		Vitol, Inc. Total	769,026.12
3/1/2012	100060	Wachovia Safe Deposit	85.00
		Wachovia Safe Deposit Total	85.00
1/20/2012	56973	Waste Management	137.36
1/27/2012	57045	Waste Management	1,329.95
2/9/2012	57271	Waste Management	198.93
2/9/2012	57269	Waste Management	164.10
2/9/2012	57270	Waste Management	134.74
3/8/2012	100203	Waste Management	230.74
3/8/2012	100201	Waste Management	185.24
3/8/2012	100202	Waste Management	137.66
		Waste Management Total	2,518.72
2/9/2012	57268	Waste Pro of Florida, Inc.	75.75
3/8/2012	100200	Waste Pro of Florida, Inc.	80.75

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
4/5/2012	100507	Waste Pro of Florida, Inc.	75.75
		Waste Pro of Florida, Inc. Total	232.25
2/3/2012	57163	Wat-R-Boy Purification Systems, Inc.	25.54
3/2/2012	100136	Wat-R-Boy Purification Systems, Inc.	30.49
4/5/2012	100508	Wat-R-Boy Purification Systems, Inc.	17.35
		Wat-R-Boy Purification Systems, Inc. Total	73.38
2/9/2012	57273	We Wash Truck Kleen, Inc.	260.00
3/23/2012	100401	We Wash Truck Kleen, Inc.	225.00
		We Wash Truck Kleen, Inc. Total	485.00
1/17/2012	Wire	Wells Fargo	2,710,000.00
1/18/2012	Wire	Wells Fargo	988,000.00
1/19/2012	Wire	Wells Fargo	1,116,000.00
1/20/2012	Wire	Wells Fargo	12,485.86
1/20/2012	Wire	Wells Fargo	2,265,000.00
1/23/2012	Wire	Wells Fargo	2,479,000.00
1/24/2012	Wire	Wells Fargo	338,000.00
1/25/2012	Wire	Wells Fargo	523,000.00
1/26/2012	Wire	Wells Fargo	916,000.00
1/27/2012	Wire	Wells Fargo	1,461,000.00
1/30/2012	Wire	Wells Fargo	2,123,000.00
1/31/2012	Wire	Wells Fargo	354,000.00
2/1/2012	Wire	Wells Fargo	696,000.00
2/1/2012	57050	Wells Fargo	34,274.38
2/2/2012	Wire	Wells Fargo	1,111,000.00
2/3/2012	Wire	Wells Fargo	1,246,000.00
2/6/2012	Wire	Wells Fargo	2,467,000.00
2/7/2012	Wire	Wells Fargo	455,000.00
2/8/2012	Wire	Wells Fargo	537,000.00
2/9/2012	Wire	Wells Fargo	925,000.00
2/10/2012	Wire	Wells Fargo	1,207,000.00
2/13/2012	Wire	Wells Fargo	4,489.99
2/13/2012	Wire	Wells Fargo	2,144,000.00
2/14/2012	Wire	Wells Fargo	312,000.00
2/15/2012	Wire	Wells Fargo	730,000.00
2/16/2012	Wire	Wells Fargo	970,000.00
2/17/2012	Wire	Wells Fargo	1,225,000.00
2/21/2012	Wire	Wells Fargo	3,576,000.00
2/22/2012	Wire	Wells Fargo	786,000.00
2/23/2012	Wire	Wells Fargo	1,055,000.00
2/24/2012	Wire	Wells Fargo	1,468,000.00
2/27/2012	Wire	Wells Fargo	2,116,147.89
2/28/2012	Wire	Wells Fargo	208,884.70
2/29/2012	Wire	Wells Fargo	311,973.30
2/29/2012	Wire	Wells Fargo	423,917.15
3/1/2012	100032	Wells Fargo	34,274.38
3/12/2012	Wire	Wells Fargo	5,118.45

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Distribution Analysis Detail by Payee (Alphabetically) (See Note 1)

For the Period January 16, 2012 to April 15, 2012 (90 Day Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
4/1/2012	100411	Wells Fargo	34,274.38
4/12/2012	Wire	Wells Fargo	48,366.95
		Wells Fargo Total	39,417,207.43
2/3/2012	57164	Werts Welding & Tank Service	116.49
2/16/2012	57368	Werts Welding & Tank Service	2,467.45
2/24/2012	57451	Werts Welding & Tank Service	1,219.65
3/8/2012	100204	Werts Welding & Tank Service	920.08
3/15/2012	100308	Werts Welding & Tank Service	461.15
		Werts Welding & Tank Service Total	5,184.82
1/20/2012	56974	Westec Intelligent Surveillance	8,016.26
2/9/2012	57272	Westec Intelligent Surveillance	7,575.15
		Westec Intelligent Surveillance Total	15,591.41
1/20/2012	56975	Williams Scotsman, Inc.	406.44
2/9/2012	57275	Williams Scotsman, Inc.	406.44
3/15/2012	100310	Williams Scotsman, Inc.	406.44
		Williams Scotsman, Inc. Total	1,219.32
2/9/2012	57274	Williams, Gary G.	141.02
3/29/2012	100449	Williams, Gary G.	146.93
		Williams, Gary G. Total	287.95
1/20/2012	56976	Woodward, Peter H.	1,420.00
2/24/2012	57452	Woodward, Peter H.	686.96
3/29/2012	100450	Woodward, Peter H.	757.40
4/11/2012	100524	Woodward, Peter H.	778.42
		Woodward, Peter H. Total	3,642.78
2/9/2012	57276	Zephyrhills	315.62
3/8/2012	100205	Zephyrhills	165.41
4/11/2012	100542	Zephyrhills	308.46
		Zephyrhills Total	789.49

		Grand Total	$116,082,034.54

Note 1: This schedule is subject to change as additional information becomes available or is clarified. This schedule is subject to the reconciliation of the bank records.

Kapila & Company

Exhibit C

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Disbursements to Insiders (See Note 1)

For the Period April 15, 2011 to April 15, 2012 (One Year Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
7/27/2011	54588	Beard, Robert W.	$65.99
2/3/2012	57095	Beard, Robert W.	395.00
		Beard, Robert W. Total	460.99
7/1/2011	54285	Beard, Wendell R.	10,000.00
7/1/2011	54291	Beard, Wendell R.	680.00
10/4/2011	55495	Beard, Wendell R.	1,220.00
10/6/2011	55534	Beard, Wendell R.	10,000.00
1/10/2012	56764	Beard, Wendell R.	10,000.00
1/10/2012	56765	Beard, Wendell R.	1,420.00
		Beard, Wendell R. Total	33,320.00
10/27/2011	55796	Bieniek, Linda	71.56
1/27/2012	56992	Bieniek, Linda	30.02
		Bieniek, Linda Total	101.58
6/16/2011	54018	Gathright, Richard E.	82.00
9/15/2011	55256	Gathright, Richard E.	202.50
		Gathright, Richard E. Total	284.50
7/1/2011	54284	Goldberg, Steven R.	9,000.00
7/1/2011	54290	Goldberg, Steven R.	680.00
10/4/2011	55493	Goldberg, Steven R.	1,220.00
10/6/2011	55533	Goldberg, Steven R.	9,000.00
12/1/2011	56339	Goldberg, Steven R.	84.78
12/19/2011	56547	Goldberg, Steven R.	970.96
1/10/2012	56775	Goldberg, Steven R.	4,989.33
1/12/2012	56835	Goldberg, Steven R.	316.14
1/27/2012	57040	Goldberg, Steven R.	424.29
2/24/2012	57416	Goldberg, Steven R.	564.90
		Goldberg, Steven R. Total	27,250.40
5/19/2011	53716	Koshollek, Tim	1,016.06
8/15/2011	54801	Koshollek, Tim	1,501.24
9/30/2011	55483	Koshollek, Tim	2,743.25
12/1/2011	56340	Koshollek, Tim	3,144.65
1/6/2012	56762	Koshollek, Tim	1,635.41
2/7/2012	57181	Koshollek, Tim	2,537.60
3/15/2012	100285	Koshollek, Tim	1,605.47
		Koshollek, Tim Total	14,183.68
4/21/2011	53332	Leavitt, Steve	1,529.81
4/28/2011	53414	Leavitt, Steve	653.07
5/19/2011	53665	Leavitt, Steve	3,238.24
5/27/2011	53777	Leavitt, Steve	792.80
6/16/2011	54029	Leavitt, Steve	430.02
7/14/2011	54408	Leavitt, Steve	2,699.25
7/27/2011	54559	Leavitt, Steve	1,501.45
8/11/2011	54770	Leavitt, Steve	2,017.09
9/2/2011	55096	Leavitt, Steve	1,637.26
9/30/2011	55480	Leavitt, Steve	2,902.56
11/4/2011	55947	Leavitt, Steve	3,975.40
11/23/2011	56222	Leavitt, Steve	3,419.93
1/6/2012	56716	Leavitt, Steve	1,200.85

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Disbursements to Insiders (See Note 1)

For the Period April 15, 2011 to April 15, 2012 (One Year Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
2/1/2012	57083	Leavitt, Steve	2,065.47
2/9/2012	57184	Leavitt, Steve	1,255.04
2/24/2012	57425	Leavitt, Steve	3,096.99
3/15/2012	100286	Leavitt, Steve	2,776.81
4/5/2012	100498	Leavitt, Steve	1,492.72
4/11/2012	100516	Leavitt, Steve	2,174.39
		Leavitt, Steve Total	38,859.15
7/1/2011	54283	Moore, Nat	6,500.00
7/1/2011	54289	Moore, Nat	680.00
10/4/2011	55491	Moore, Nat	1,220.00
10/6/2011	55529	Moore, Nat	6,500.00
10/20/2011	55737	Moore, Nat	6,000.00
1/10/2012	56766	Moore, Nat	6,500.00
1/10/2012	56767	Moore, Nat	1,420.00
		Moore, Nat Total	28,820.00
7/1/2011	54282	Mulkey & Associates, Inc.	6,000.00
7/1/2011	54286	Mulkey & Associates, Inc.	680.00
10/4/2011	55489	Mulkey & Associates, Inc.	1,220.00
10/6/2011	55528	Mulkey & Associates, Inc.	6,000.00
1/10/2012	56768	Mulkey & Associates, Inc.	6,000.00
1/10/2012	56769	Mulkey & Associates, Inc.	1,420.00
2/16/2012	57346	Mulkey & Associates, Inc.	224.07
		Mulkey & Associates, Inc. Total	21,544.07
11/10/2011	56070	Mulkey, Larry	225.42
		Mulkey, Larry Total	225.42
3/2/2012	100113	Nat Moore Foundation	3,000.00
		Nat Moore Foundation Total	3,000.00
7/1/2011	54281	O'Connor, C. Rodney	5,000.00
7/1/2011	54292	O'Connor, C. Rodney	680.00
7/29/2011	54611	O'Connor, C. Rodney	6,864.00
10/4/2011	55487	O'Connor, C. Rodney	1,220.00
10/6/2011	55530	O'Connor, C. Rodney	5,000.00
10/20/2011	55736	O'Connor, C. Rodney	2,000.00
1/10/2012	56770	O'Connor, C. Rodney	5,000.00
1/10/2012	56771	O'Connor, C. Rodney	1,420.00
		O'Connor, C. Rodney Total	27,184.00
7/1/2011	54280	Picow, Robert S.	6,000.00
7/1/2011	54287	Picow, Robert S.	680.00
10/4/2011	55485	Picow, Robert S.	1,220.00
10/6/2011	55532	Picow, Robert S.	6,000.00
1/10/2012	56772	Picow, Robert S.	6,000.00
1/10/2012	56773	Picow, Robert S.	1,420.00
		Picow, Robert S. Total	21,320.00
11/10/2011	56101	Shore, Michael S.	1,518.30
		Shore, Michael S. Total	1,518.30
4/3/2012	100482	Smith, Mark W.	3,000.00
		Smith, Mark W. Total	3,000.00
6/3/2011	53904	Williams, Gary G.	237.21

Kapila & Company

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

SMF Energy Corporation

Disbursements to Insiders (See Note 1)

For the Period April 15, 2011 to April 15, 2012 (One Year Period)

Source: Debtor's Accounting Records

Petition Date: April 15, 2012

			Disbursement
Date	Check No.	Payee	Amount
7/14/2011	54446	Williams, Gary G.	59.58
8/5/2011	54708	Williams, Gary G.	166.49
9/9/2011	55221	Williams, Gary G.	241.05
10/13/2011	55718	Williams, Gary G.	186.37
12/15/2011	56534	Williams, Gary G.	394.27
1/12/2012	56889	Williams, Gary G.	150.24
2/9/2012	57274	Williams, Gary G.	141.02
3/29/2012	100449	Williams, Gary G.	146.93
		Williams, Gary G. Total	1,723.16
6/10/2011	53985	Woodward, Peter H.	450.04
7/1/2011	54288	Woodward, Peter H.	680.00
7/15/2011	54464	Woodward, Peter H.	5,000.00
10/4/2011	55497	Woodward, Peter H.	1,220.00
10/6/2011	55531	Woodward, Peter H.	5,000.00
1/6/2012	56756	Woodward, Peter H.	427.32
1/10/2012	56774	Woodward, Peter H.	6,565.28
1/20/2012	56976	Woodward, Peter H.	1,420.00
2/24/2012	57452	Woodward, Peter H.	686.96
3/29/2012	100450	Woodward, Peter H.	757.40
4/11/2012	100524	Woodward, Peter H.	778.42
		Woodward, Peter H. Total	22,985.42

		Grand Total	$245,780.67

Note 1: This schedule is subject to change as additional information becomes available or is clarified. This schedule is subject to the reconciliation of the bank records.

Kapila & Company

EXHIBIT "D"

SMF ENERGY CORPORATION

Case No. 12-19084-RBR (Jointly Administered)

United States Bankruptcy Court

Southern District of Florida

Fort Lauderdale Division

Consolidated Liquidation Analysis

	Estimated Liquidation
	Value as of December
	1, 2012 (Estimated	Significant	Chapter 11 Plan
Assets Available For Distribution	Confirmation Date)	Assumptions	Estimate
Cash	$16,100,000	1	$16,100,000
Accounts receivable	600,000	2	600,000
Escrow for Wells Fargo	300,000	3	300,000
Real property	121,000	4	121,000
Domain names	-	5	-
Tax refunds and vendor deposits	-	6	-
Litigation claims	-	7	-
Estimated assets available for distribution	17,121,000		17,121,000

Cash available for chapter 7 administrative expenses/post confirmation administrative expenses	$17,121,000		$17,121,000

Chapter 7 administrative expenses/post confirmation administrative expenses
Trustee Fees	504,000	8	-
Document management and preservation	100,000	9	100,000
Professional fees	700,000	10	500,000

Total chapter 7 administrative expenses/post confirmation administrative expenses	1,304,000		600,000

Cash available for payment of chapter 11 administrative expenses	$15,817,000		$16,521,000

Chapter 11 administrative expenses
Estimated administrative and secured vendor claims	9,757,904	11	9,757,904
Estimated professional fees accrued and unpaid	860,000	12	860,000
Wells Fargo administrative expense claim/termination fee	300,000	3	300,000
Vendor expenses incurred and unpaid	20,000	13	20,000
U.S. Trustee fees	20,000	14	20,000
Total chapter 11 administrative expenses	10,957,904		10,957,904

Estimated net assets available for distribution to unsecured creditors	$4,859,096		$5,563,096

Priority claims	$2,206,915	15	$2,206,915

Estimated net assets available for distribution to general unsecured creditors	$2,652,181		$3,356,181

Convenience class creditors distribution	$-	15	$125,000

Estimated net assets available for distribution to remaining general unsecured creditors	$2,652,181		$3,231,181

General unsecured claims	$7,336,150	15	$7,336,150

Estimated Distribution % to general unsecured creditors *	36%	16	46%

* Distribution in a chapter 7 will be deferred until closing of the case. Chapter 11 contemplates immediate distributions on the effective date from assets available for distribution to Unsecured Creditors.

THE SIGNIFICANT ASSUMPTIONS ARE AN INTEGRAL PART OF THIS ANALYSIS

The CRO from time to time makes written or oral forward-looking statements concerning expectations, beliefs, plans, objectives, future events or performance and underlying assumptions and other statements that are not historical facts. These statements are "forward-looking statements." Generally, the inclusion of the words "believe", "could", "should", "estimate", "expect", "intend", "anticipate", "will", "plan", "target", "forecast" and similar expressions identify statements that constitute "forward-looking statements." All statements addressing developments that the CRO expects or anticipates will occur in the future, including statements relating to values, future financial condition, assets, real property and timing of their disposition, as well as statements expressing optimism or pessimism about future results, are forward-looking statements. The forward-looking statements are based upon the CRO's then-current views and assumptions regarding future developments and are applicable only as of the dates of such statements. By their nature, all forward-looking statements involve risks and uncertainties. The CRO assumes no obligation to update or review any forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, whether as a result of new information, future events or otherwise. There can be no assurance that the CRO has correctly identified and appropriately assessed all factors affecting the Company and its assets. For these reasons, you are cautioned not to place undue reliance on any forward-looking statements.

Kapila & Company

SMF ENERGY CORPORATION
Case No. 12-19084-RBR (Jointly Administered)
United States Bankruptcy Court
Southern District of Florida
Fort Lauderdale Division

Consolidated Liquidation Analysis
Significant Notes and Assumptions

Note
Reference	Description

1	Estimated cash available as of December 1, 2012 after payment of chapter 11 operating and administrative expenses, but excluding payment of professional fee holdbacks. See Note 12.

2	The accounts receivable balance as of December 1, 2012 is estimated to be approximately $2.4 million. It is assumed that approximately 25% or $600,000 will be collected.

3	Secured creditor Wells Fargo holds $300,000 in escrow in reserve for payment of its post-petition administrative expenses and termination fee. The Debtors, the Unsecured Creditors Committee and the Ad Hoc 503(b)(9) Committee are investigating the allowance of such administrative expenses and termination fee. As a result, the amount may be less than $300,000 and any money in escrow not used to pay the Wells Fargo professional fees or the termination fee will be available to other creditors.

4	The debtors own a commercial real estate parcel in in Tampa, Florida. The 2012 tax assessed value is $121,297

5	The debtors own certain domain names. The value of the names is unknown.

6	The debtors have filed for certain tax and vendor deposit refunds. The receipt of the refunds is contingent and therefore an estimate of the value is not included in the liquidation analysis. The amount of any refunds is not estimated to be of significant value.

7	The outcome and value of litigation claims are contingent in nature. Accordingly, an estimate of the liquidation value is not included in the analysis.

8	Chapter 7 trustee fees are estimated using the statutory fee schedule based on estimated chapter 7 disbursements. It is assumed that the chapter 11 trustee will not be compensated on effective date distributions.

9	Post confirmation costs for document management and retention and related expenses are estimated to be $100,000.

10	Professional fees to administer the chapter 7 estate are estimated to be $700,000. It is assumed that fees to administer the post confirmation chapter 11 estate would be less by approximately $200,000.

11	Certain creditors may be entitled to a 503(b)9 administrative expense claim. Based on an analysis of the claims filed with the Bankruptcy Court, these claims are estimated to be $9.3 million. The claims are subject to review by counsel and reconciliation with the debtors' records.

12	Chapter 11 professional fee holdbacks are estimated to be $460,000 as of December 1, 2012. Professional fees estimated to be incurred and unpaid for the month of October and November are $400,000.

13	Chapter 11 vendor expenses accrued and unpaid as of November 1, 2012 are estimated to be $20,000.

14	United States trustee fees accrued and unpaid as of November 1, 2012 are estimated to be $20,000.

15	Administrative, priority and general unsecured claims are based on scheduled and filed claim amounts reduced by $125,000 for convenience class election creditors. The claims include disputed claims at the full filed claim amount. Filed claims include claims that are unliquidated. If the unliquidated claims are allowed, it will reduce the estimated distribution to creditors.

16	The percentages contained herein are for illustrative purposes only based on information available as of the date of this analysis. There are no assurances that the percentage recovery to creditors stated in this analysis will be the actual recovery to creditors. It is possible that the amount of claims may increase or decrease on or before the respective Bar Date and thus, such distribution percentages may vary significantly.

Kapila & Company